SCHEDULE 14A

Consent Solicitation Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  1 )

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☒	Preliminary Consent Statement

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☐	Definitive Consent Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

SITO MOBILE, LTD.

(Name of Registrant as Specified In Its Charter)

Stephen D. Baksa

Thomas Candelaria

Michael Durden

Itzhak Fisher

Thomas J. Pallack

Matthew Stecker

Thomas Thekkethala

(Name of Person(s) Filing Consent Statement, if other than the Registrant)

Copy to:

Andrew Hulsh, Esq.

Pepper Hamilton LLP

620 Eighth Avenue

New York, NY 10018-1405

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PRELIMINARY CONSENT SOLICITATION STATEMENT—SUBJECT TO COMPLETION DATED APRIL 21 , 2017

SITO Mobile, Ltd.

CONSENT SOLICITATION STATEMENT

OF

Stephen D. Baksa

Thomas Candelaria

Michael Durden

Itzhak Fisher

Thomas J. Pallack

Matthew Stecker

Thomas Thekkethala

SPECIAL NOTICE:

THIS PRELIMINARY CONSENT SOLICITATION STATEMENT IS SEEKING THE WRITTEN CONSENT OF STOCKHOLDERS OF SITO MOBILE, LTD. (THE “COMPANY”) IN LIEU OF AN ANNUAL OR SPECIAL MEETING OF STOCKHOLDERS OF THE COMPANY, PURSUANT TO SECTION 228 OF THE DELAWARE GENERAL CORPORATION LAW AND ARTICLE I, SECTION 13 OF THE COMPANY’S BYLAWS. THIS PRELIMINARY CONSENT SOLICITATION STATEMENT HAS NO EFFECT ON, AND IS NOT SEEKING A PROXY FROM THE COMPANY’S STOCKHOLDERS WITH RESPECT TO, PROPOSED NOMINATIONS OR OTHER PROPOSED BUSINESS TO BE BROUGHT BEFORE THE COMPANY’S ANNUAL MEETING SCHEDULED TO BE HELD ON JUNE 27, 2017.

THIS CONSENT SOLICITATION IS BEING MADE BY MR. STEPHEN D. BAKSA, MR. THOMAS CANDELARIA AND THE NOMINEES NAMED HEREIN AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OF SITO MOBILE, LTD.

PLEASE SIGN, DATE AND MAIL THE ENCLOSED GOLD CONSENT CARD TODAY

This Consent Solicitation Statement and the enclosed GOLD consent card are being furnished by Mr. Stephen D. Baksa , Mr. Thomas Candelaria , Mr. Michael Durden, Mr. ltzhak Fisher, Mr. Thomas J. Pallack, Mr. Matthew Stecker and Mr. Thomas Thekkathala, each a United States citizen (together, “we” or “us”), in connection with our solicitation of written consents (this “Consent Solicitation”) from you, holders of shares of Common Stock, par value $0.001 per share (the “Common Stock”), of SITO Mobile, Ltd., a Delaware corporation (the “Issuer” or the “Company”). The principal executive office of the Issuer is located at The Newport Corporate Center, 100 Town Square Place, Suite 204, Jersey City, NJ 07310. This Consent Solicitation is not being made by the Company. This Consent Solicitation Statement and GOLD consent card are first being sent or provided to certain stockholders of the Company on or about April         , 2017.

A solicitation of written consents is a process that allows a company’s stockholders to act by submitting written consents to any proposed stockholder actions in lieu of voting in person or by proxy at an annual or special meeting of stockholders. All actions by written consent of stockholders (including the Proposals (as defined below)) require the affirmative consent of the holders of record having not less than the minimum number of votes necessary to authorize or take such action at a meeting at which all shares entitled to vote on such action were present. Under the governing documents of the Company, each of the Proposals requires the affirmative vote of the holders of more than 50% of the issued and outstanding shares of Common Stock of the Company entitled to vote. As a result, consents representing a majority of the issued and outstanding shares of Common Stock must be received in order to adopt each of the Proposals.

Explanatory Note

On March 23, 2017, the Board of Directors of the Company (the “Board”) approved the amendment and restatement of the Bylaws of the Company, which we refer to as the “March Amended Bylaws,” just four business days following the filing by us of a Schedule 13D in which we expressed our belief, among other things, that the securities of the Company were undervalued and that each of Betsy Bernard, Richard O’Connell, Jonathan Sandelman and Joseph Beatty had demonstrated extremely poor judgement in the oversight of the business of the Company and its management and that the Company would be better positioned to capitalize on strategic and operational opportunities and increase shareholder value if the current Board were reconstituted by removing such members of the Board and replacing such directors with individuals better aligned with the interests of the Company’s shareholders.

The March Amended Bylaws, which we are hereby seeking to amend as described below in Proposal 1, purport to require any stockholder of the Company seeking to nominate a candidate for election as a director of the Company at an annual meeting of stockholders to provide a written notice to the Secretary of the Company that includes detailed information about both the person seeking to make such nomination and each of the director nominees, in addition to other information, as specified and in compliance with Article I, Section 2 of the March Amended Bylaws.  Accordingly, on April 7, 2016, Stephen D. Baksa presented a Nomination Notice to the Company (the “Nomination Notice”) in which he nominated, and notified the Company of his intent to nominate at the Annual Meeting of Stockholders of the Company scheduled to be held on June 27, 2017, or any other meeting of stockholders held in lieu thereof, and any adjournments, postponements, reschedulings or continuations thereof (the “Annual Meeting”), the Nominees (as defined and described in Proposal 4, below) for election to the Board.

The March Amended Bylaws are clear that the requirement to provide advance, written notice to the Company of the intent to nominate a person for election as a director of the Company at an annual meeting of stockholders in compliance with Article I, Section 2 of the March Amended Bylaws applies only to the nomination of directors for election at an annual meeting of stockholders.  Such requirement does not, however, apply or relate to the election of directors by written consent of stockholders (and not at an annual meeting of stockholders), which is expressly permitted by both Section 228 of the General Corporation Law of the State of Delaware (the “DGCL”) and Article 1, Section 13 of the March Amended Bylaws.  Moreover, to the extent that the March Amended Bylaws purport to limit the ability of stockholders to act by written consent in any manner, we believe that any such requirement is invalid and inconsistent with the DGCL and established principles of corporate governance.

We are submitting this Consent Solicitation Statement to seek the approval by the holders of a majority of the issued and outstanding shares of Common Stock to the actions contemplated by each of the four proposals described herein (each a “Proposal” and collectively, the “Proposals”).  The Nomination Notice was provided to the Company in the event that any of the four Proposals described herein is not approved by the written consent of the holders of more than 50% of the issued and outstanding shares of Common Stock of the Company entitled to vote.  We intend and reserve the right to seek the approval at the Annual Meeting of any Proposal that is not approved by the written consent of a majority of the issued and outstanding shares of Common Stock pursuant to this Consent Solicitation Statement, including the proposed election of the Nominees named in the Nomination Notice.  If the holders of a majority of the issued and outstanding shares of Common Stock approve each of the Proposals, then our intention is to withdraw the Nomination Notice.

We are soliciting written consents from the holders of shares of Common Stock to effect the following Proposals in lieu of a meeting of stockholders, as permitted by and in accordance with the DGCL:

Proposal 1 – Repeal the purported amendment and restatement on March 23, 2017 by the Company’s Board of Directors (the “Board”) of the Bylaws of the Company (as so amended or restated, the “March Amended Bylaws”) to return the Bylaws to the form of the Bylaws that was in effect immediately prior to such amendment and restatement, as reflected in Exhibit 3.1 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission dated May 11, 2016 (such Bylaws, the “Original Bylaws”), other than to include a provision that permits any vacancy on the Board occurring between annual meetings of stockholders or of special meetings of stockholders called for the election of directors, resulting from the removal of one or more directors, for cause or without cause, or from newly created directorships, to be filled by the vote of the holders of a majority of the shares of each class or series of voting stock, present in person or by proxy, or acting by written consent in lieu of a meeting, then entitled to vote at an election of directors (“Proposal 1”).

Proposal 2 – Set the size of the Board at six (6) directors notwithstanding any additions or subtractions of directors to or from the Board between April 12, 2017 and the effectiveness of the adoption of the Proposals (“Proposal 2”).

Proposal 3 – Remove the following current members of the Board: Betsy Bernard, Richard O’Connell, Jonathan E. Sandelman , Lowell W. Robinson and Joseph Beatty (and any other person or persons elected, appointed or designated by the Board, or any committee thereof, to fill any vacancy or newly created directorship from the date hereof until the time that the actions proposed to be taken by this Consent Solicitation become effective), other than those directors elected by this Consent Solicitation and Mr. Brent Rosenthal (such current members of the Board (and any other person or persons elected, appointed or designated by the Board, or any committee thereof, to fill any vacancy or newly created directorship from the date hereof until the time that the actions proposed to be taken by this Consent Solicitation become effective), other than those elected by this Consent Solicitation and Mr. Brent Rosenthal, are sometimes referred to herein as the “Incumbent Directors”) (“Proposal 3”).

Proposal 4 – Elect each of Michael Durden, Itzhak Fisher, Thomas J. Pallack, Matthew Stecker and Thomas Thekkethala (the “Nominees”) to serve as a director of the Company (or if any Nominee becomes unable or unwilling to serve as a director of the Company or if the size of the Board is increased, in either case prior to the effectiveness of this Proposal, any other person who is not a director, officer, employee or affiliate of Mr. Baksa and Mr. Candelaria, who shall be designated as a Nominee by Mr. Baksa), to fill the vacancies on the Board resulting from the increase in the size of the Board pursuant to Proposal 2 and the removal of the Incumbent Directors pursuant to Proposal 3, each to serve, if elected, until the Company’s annual meeting of stockholders in 2018.

Proposal 4 is subject to the adoption of Proposal 2 and the removal or resignation of one or more Incumbent Directors pursuant to Proposal 3. If the size of the Board is not increased pursuant to Proposal 2 or fewer than five Incumbent Directors are removed pursuant to Proposal 3, then it is our intention that the Nominees be appointed in order of the number of consents received by the Nominees, with the Nominee receiving the highest number of consents filling the first available vacancy. Vacancies will be considered “available” within the meaning of the preceding sentence in descending order corresponding to the number of consents for a particular Incumbent Director’s removal. In the event that two or more Nominees, each of whom receives the same number of consents, are to be considered for filing a particular vacancy, such vacancy shall be filled with the first such Nominee in alphabetical order.

If we are successful in our Consent Solicitation, then the Board will be composed of the Nominees and Mr. Rosenthal. However, in the event that not all Incumbent Directors are removed pursuant to Proposal 3, there is no assurance that any Incumbent Director not removed will continue to serve as a director of the Company if any of our Nominees are elected to the Board pursuant to Proposal 4. You should refer to the proxy materials to be distributed by the Company in connection with the Annual Meeting for the names, background, qualifications and other information concerning the Incumbent Directors and any other person who has been nominated by the Company for election as a director of the Company.

The Proposals will be effective without further action when we deliver to the Company consents from the holders of a majority of the outstanding shares of the Common Stock in accordance with Section 228 of the DGCL. The Proposals will not be effective unless the delivery of written consents complies with Section 228 of the DGCL. In order for each of the Proposals to be adopted, the Company must receive, within 60 calendar days from the date of the earliest dated written consent (the “Record Date”), unrevoked written consents to each of the Proposals, signed and dated by the holders of a majority of the outstanding shares of Common Stock. Please see the section titled “DO THE ORGANIZATIONAL DOCUMENTS OF THE COMPANY PERMIT STOCKHOLDERS TO TAKE ACTION BY WRITTEN CONSENT” starting on page 7 of this Consent Solicitation Statement.

Each of the Nominees is deemed to be a participant (each, a “Participant,” and, collectively, the “Participants”) in this Consent Solicitation. See the section titled “INFORMATION ON THE PARTICIPANTS” for more information.

WE URGE YOU TO ACT TODAY TO ENSURE THAT YOUR CONSENT WILL COUNT. We reserve the right to submit to the Company consents at any time following the earliest dated written consent delivered to the Company. See the section titled “CONSENT PROCEDURE” for additional information regarding such procedures.

As of the date of this filing, Mr. Baksa beneficially owns 1,006,060 shares of Common Stock, which includes (i) 776,326 shares of Common Stock held directly; (ii) 104,167 shares of Common Stock held in the Brian S. Baksa 2012 Trust, of which Mr. Baksa is a trustee; (iii) 100,567 shares of Common Stock held in the Sarah E. Marra 2012 Trust, of which Mr. Baksa is a trustee; (iv) 5,000 shares of Common Stock issuable upon the exercise of options granted to Mr. Baksa on August 27, 2013 under the SITO Mobile, Ltd. 2010 Stock Option Plan (the “2010 Plan”) with an exercise price of $6.04 per share and (v) 20,000 shares of Common Stock issuable upon the exercise of options granted to Mr. Baksa on November 12, 2013 under the 2010 Plan with an exercise price of $6.32 per share.

As of the date of this filing, Mr. Candelaria beneficially owns 406,750 shares of Common Stock, which include (i) 386,750 shares of Common Stock held by Streamworks Technologies, Inc., a corporation for which Mr. Candelaria is the sole director and shareholder; and (ii) 20,000 shares of Common Stock held in trust for Mr. Candelaria’s immediate family, collectively, constituting approximately 2.0% of the currently outstanding shares of Common Stock.

By virtue of an informal understanding between Mr. Baksa and Mr. Candelaria to consult with each other about actions taken by each of them relating to the shares of the Issuer’s Common Stock that are from time-to-time owned by each of them, Mr. Baksa and Mr. Candelaria may be deemed to constitute a group for purposes of Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and each may be deemed to have beneficial ownership of the Common Stock owned by the other. If Mr. Baksa and Mr. Candelaria are deemed to be members of a group, they may be deemed to beneficially own an aggregate of 1,412,810 shares of Common Stock, or approximately 6.8% of the Issuer’s outstanding Common Stock. Each of Mr. Baksa and Mr. Candelaria expressly disclaims beneficial ownership of the Common Stock held by the other, except to the extent of his pecuniary interest in those shares directly held by such other person.

All percentages of beneficial ownership presented herein are based on an aggregate of 20,681,047 shares of Common Stock issued and outstanding as of November 14, 2016 as disclosed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 (the “Annual Report”).

We urge you to consent to the Proposals by signing, dating and returning the enclosed GOLD consent card. If you take no action, you will in effect be rejecting the Proposals. The failure to execute and return a consent and “withheld consents” will have the same effect as a “no” vote. Please note that in addition to signing the enclosed GOLD consent card, you must also date it to ensure its validity.

IMPORTANT

PLEASE READ THIS CAREFULLY

If your shares of Common Stock are registered in your own name, please submit your consent today by signing, dating and returning the enclosed GOLD consent card in the postage-paid envelope provided.

If you hold your shares in “street name” with a bank, broker firm, dealer, trust company or other nominee, only that nominee can exercise the right to consent with respect to the shares of Common Stock that you beneficially own through such nominee and only upon receipt of your specific instructions. Accordingly, it is critical that you promptly give instructions to your bank, broker firm, dealer, trust company or other nominee to execute a consent in favor of the Proposals. Please follow the instructions to consent provided on the enclosed GOLD consent card. If your bank, broker firm, dealer, trust company or other nominee provides for consent instructions to be delivered to them by telephone or internet, instructions will be included on the enclosed GOLD consent card. We urge you to confirm in writing your instructions to the person responsible for your account and provide a copy of those instructions to InvestorCom, 65 Locust Avenue, Suite 302, New Canaan, CT 06840, telephone: (877) 972-0090, so that we will be aware of all instructions given and can seek to ensure that such instructions are followed.

Execution and delivery of a consent by a holder of record of shares of Common Stock will be presumed and treated to be a consent with respect to all shares held by such holder of record unless the consent specifies otherwise.

Only holders of record of shares of Common Stock as of the close of business on the Record Date will be entitled to consent to the Proposals. If you are a stockholder of record as of the close of business on the Record Date, you will retain your right to consent even if you sell your shares of Common Stock after the Record Date.

IF YOU TAKE NO ACTION, YOU WILL IN EFFECT BE REJECTING THE PROPOSALS. WITHHELD CONSENT OR FAILURE TO CONSENT WILL HAVE THE SAME EFFECT AS REJECTING THE PROPOSALS.

If you have any questions regarding your GOLD consent card or need assistance in executing your consent, please contact InvestorCom, 65 Locust Avenue, Suite 302, New Canaan, CT 06840, telephone: (877) 972-0090.

QUESTIONS AND ANSWERS ABOUT THIS CONSENT SOLICITATION

The following are some of the questions you, as a stockholder, may have, and answers to those questions. The following is not meant to be a substitute for the information contained in the remainder of this Consent Statement, and the information contained below is qualified by the more detailed descriptions and explanations contained elsewhere in this Consent Statement. We urge you to carefully read this entire Consent Solicitation Statement prior to making any decision on whether to grant any consent hereunder.

WHO IS MAKING THE SOLICITATION?

The solicitation is being made by Mr. Baksa and Mr. Candelaria and the Nominees named herein, and not on behalf of the Board of the Company.

As of the date of this filing, Mr. Baksa beneficially owns 1,006,060 shares of Common Stock, which includes (i) 776,326 shares of Common Stock held directly; (ii) 104,167 shares of Common Stock held in the Brian S. Baksa 2012 Trust, of which Mr. Baksa is a trustee; (iii) 100,567 shares of Common Stock held in the Sarah E. Marra 2012 Trust, of which Mr. Baksa is a trustee; (iv) 5,000 shares of Common Stock issuable upon the exercise of options granted to Mr. Baksa on August 27, 2013 under the 2010 Plan with an exercise price of $6.04 per share and (v) 20,000 shares of Common Stock issuable upon the exercise of options granted to Mr. Baksa on November 12, 2013 under the 2010 Plan with an exercise price of $6.32 per share.

As of the date hereof, Mr. Candelaria beneficially owns 406,750 shares of Common Stock, which include (i) 386,750 shares of Common Stock held by Streamworks Technologies, Inc., a corporation for which Mr. Candelaria is the sole director and shareholder; and (ii) 20,000 shares of Common Stock held in trust for Mr. Candelaria’s immediate family, collectively, constituting approximately 2.0% of the currently outstanding shares of Common Stock.

By virtue of an informal understanding between Mr. Baksa and Mr. Candelaria to consult with each other about actions taken by each of them relating to the shares of the Issuer’s Common Stock that are from time-to-time owned by each of them, Mr. Baksa and Mr. Candelaria may be deemed to constitute a group for purposes of Section 13 of the Exchange Act, and each may be deemed to have beneficial ownership of the Common Stock owned by the other. If Mr. Baksa and Mr. Candelaria are deemed to be members of a group, they may be deemed to beneficially own an aggregate of 1,412,810 shares of Common Stock, or approximately 6.8% of the Issuer’s outstanding Common Stock. Each of Mr. Baksa and Mr. Candelaria expressly disclaims beneficial ownership of the Common Stock held by the other, except to the extent of his pecuniary interest in those shares directly held by such other person.

For additional information on the Participants, please see the section titled “INFORMATION ON THE PARTICIPANTS” starting on page 7 of this Consent Solicitation Statement.

WHAT ARE WE ASKING THAT THE STOCKHOLDERS CONSENT TO?

We are asking you to consent to the following four proposals and the actions contemplated thereby:

Proposal 1 seeks to repeal the March Amended Bylaws to return the Company’s Bylaws to the state reflected in the Original Bylaws, other than to include a provision that permits any vacancy on the Board occurring between annual meetings of stockholders or of special meetings of stockholders called for the election of directors, resulting from the removal of one or more directors, for cause or without cause, or from newly created directorships, to be filled by a vote of the holders of a majority of the shares of each class or series of voting stock, present in person or by proxy, or acting by written consent in lieu of a meeting, then entitled to vote at an election of directors.

Proposal 2 seeks to set the size of the Board at six (6) directors.

Proposal 3 seeks to remove each of the following current members of the Board: Betsy Bernard, Richard O’Connell, Jonathan E. Sandelman , Lowell W. Robinson and Joseph Beatty (and any other person or persons elected, appointed or designated by the Board or any committee thereof to fill any vacancy or newly created directorship from the date hereof until the time that the actions proposed to be taken by this Consent Solicitation become effective).

Proposal 4 seeks to elect each of the Nominees to serve as a director of the Company to fill the vacancies on the Board resulting from the increase in the size of the Board pursuant to Proposal 2 (or if any Nominee becomes unable or unwilling to serve as a director of the Company or if the size of the Board is increased, in either case prior to the effectiveness of this Proposal, any other person who is not a director, officer, employee or affiliate of Mr. Baksa and Mr. Candelaria, who shall be designated as a Nominee by Mr. Baksa), each to serve, if elected, until the annual meeting of the Company’s stockholders in 2018.

Proposal 4 is subject to the adoption of Proposal 2 and the removal or resignation of one or more Incumbent Directors pursuant to Proposal 3. If the size of the Board is not increased pursuant to Proposal 2 or fewer than five Incumbent Directors are removed pursuant to Proposal 3, then it is our intention that the Nominees be appointed in order of the number of consents received by the Nominees, with the Nominee receiving the highest number of consents filling the first available vacancy. Vacancies will be considered “available” within the meaning of the preceding sentence in descending order corresponding to the number of consents for a particular Incumbent Director’s removal. In the event that two or more Nominees, each of whom receives the same number of consents, are to be considered for filing a particular vacancy, such vacancy shall be filled with the first such Nominee in alphabetical order.

WHO ARE THE NOMINEES THAT WE ARE PROPOSING TO ELECT TO THE BOARD?

We are asking you to elect each of Michael Durden, Itzhak Fisher, Thomas J. Pallack, Matthew Stecker and Thomas Thekkethala to serve as a director of the Company. We believe each of these individuals is a highly qualified, experienced and respected member of the business community who is committed to act in the best interests of the Company and its stockholders.

For information regarding the Nominees, including the business experience of these highly qualified individuals, please see the section titled “PROPOSAL 4 – ELECTION OF DIRECTORS” starting on page 14 of this Consent Statement.

DO THE ORGANIZATIONAL DOCUMENTS OF THE COMPANY PERMIT STOCKHOLDERS TO TAKE ACTION BY WRITTEN CONSENT?

Yes. Section 228 of the DGCL expressly provides that a corporation’s stockholders are permitted to take action by written consent “[u]nless otherwise provided in the certificate of incorporation”. The Restated Certificate of Incorporation of the Company (as amended, the “Charter”) does not contain a provision relating to stockholder action by written consent. Article I, Section 13 of the March Amended Bylaws is consistent with Section 228 of the DGCL to the extent that it provides that, unless otherwise restricted by the Charter, any action required to be taken at any annual or special meeting of stockholders of the Company, or any action which may be taken at any annual or special meeting of stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, is signed, in person or by proxy, by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted in person or by proxy.

However, Article I, Section 13 of the March Amended Bylaws also provides that any stockholder of record seeking to have the stockholders authorize or take corporate action by written consent shall, by written notice to the Secretary, request that the Board fix a record date. Accordingly, notwithstanding our view that these provisions of the March Amended Bylaws are invalid and in conflict with Delaware law, as described more fully below, on April 12, 2017, we sent a letter to the Company requesting that the Board fix a record date for stockholders entitled to vote on the Proposals, which we expect and assume will be received by the Company on April 13, 2017.  The March Amended Bylaws further require the Board to promptly, but in all events within ten (10) calendar days after the date on which such written notice is received (expected to be April 23, 2017), adopt a resolution fixing the record date.  In addition, the March Amended Bylaws state that if no record date has been fixed by the Board on or prior to the expiration of such ten (10) calendar day period (expected to be on April 23, 2017), the record date for determining stockholders entitled to consent to the Proposals in writing without a meeting, shall be the first date after the expiration of such ten (10) calendar day period on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Company by delivery to its registered office in Delaware, its principal place of business, or to any officer or agent of the Company having custody of the book in which proceedings of meetings of stockholders are recorded.

Section 213(b) of the DGCL, however, provides that if no record date has been fixed by the board of directors of a Delaware corporation, the record date for determining stockholders entitled to consent to corporate action without a meeting, when no prior action by the board of directors is required by the DGCL (as in the case of the Proposals), shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation by the delivery to its registered office in Delaware, its principal place of business, or to any officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded.

Accordingly, we believe that Article I, Section 13 of the March Amended Bylaws, which purports to (i) require us to provide written notice to the Company requesting a record date for stockholders entitled to vote on the Proposals, which are not subject to Board action, (ii) permit the Board to set a record date for stockholders entitled to vote on the Proposals promptly, but in all events within ten (10) calendar days after the date on which written notice is received, and (iii) provide that, if no record date has been fixed by the Board as described above within such ten (10) calendar day period, the record date for determining stockholders entitled to consent to the Proposals in writing without a meeting, shall be the first date after the expiration of such ten (10) calendar day period on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Company, is in conflict with Section 213(b) of the DGCL and, therefore, invalid for the following reasons:

•	The DGCL does not require stockholders to request that the Board set a record date for action to be taken by stockholders by written consent in lieu of a meeting when no prior action by the board of directors is required. Rather, Section 213(b) of the DGCL, by its terms, establishes that the record date for action to be taken by stockholders by written consent in lieu of a meeting is the “first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation.” Accordingly, the Company is not legally permitted to require advance notice of action to be taken by stockholders by written consent in lieu of a meeting in order to establish a record date. In clear contrast to Delaware corporate law, the March Amended Bylaws would (i) require us to request a record date for stockholders entitled to vote on the Proposals, (ii) permit the Board to adopt a resolution to establish a record date for stockholders entitled to vote on the Proposals within ten (10) calendar days after the date on which our written request to establish a record date is received by the Company and (iii) permit the Board to fix a record date that is as many as ten (10) calendar days after the date upon which the resolution fixing the record date is adopted, which would enable the Board to delay the record date for an aggregate of 20 calendar days following the Company’s receipt of our request to establish a record date for stockholders entitled to vote on the Proposals. We believe that result would be wholly inconsistent with Section 213(b) of the DGCL, which provides that the record date for determining stockholders entitled to consent to corporate action without a meeting, when no prior action by the board of directors is required (as in the case of the Proposals), shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation.

•	Moreover, the March Amended Bylaws provide that if no record date has been fixed by the Board within ten (10) calendar days following the Company’s receipt of a written request to establish a record date, the record date for determining stockholders entitled to consent to the Proposals in writing without a meeting, shall be the first date after the expiration of such ten (10) calendar day period on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Company. In contrast, as noted above, Section 213(b) of the DGCL provides that the record date for determining stockholders entitled to consent to corporate action without a meeting, when no prior action by the board of directors is required (as in the case of the Proposals), shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation, and not the first date after the expiration of such ten (10) calendar day period on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Company.

Accordingly, although we have sent a letter to the Company requesting that the Board fix a record date for stockholders entitled to vote on the Proposals, we believe that the record date for determining stockholders entitled to consent to the Proposals pursuant to this Consent Solicitation Statement is the date that the earliest dated written consent to the Proposals is delivered to the Company as described in this Consent Solicitation Statement under the heading “CONSENT PROCEDURES”, and reserve the right to challenge any contrary view that may be taken by the Company that is inconsistent with our position and with applicable Delaware law.

IF THIS CONSENT SOLICITATION IS SUCCESSFUL, WILL IT HAVE ANY EFFECT ON THE MATERIAL AGREEMENTS OF THE COMPANY?

Certain contracts of the Company that may be considered to be material to the Company may be affected if this Consent Solicitation is successful.

Under the Company’s 2010 Stock Plan, as amended June 1, 2011 (the “2010 Plan”), a “Change in Control” includes a contested election of directors, as a result of which or in connection with which the persons who were directors before such election or their nominees (the “incumbent directors”) cease to constitute a majority of the Board; provided however that if the election or nomination for election by the Company’s stockholders of any new director was approved by a vote of at least 50% of such incumbent directors, such new director shall be considered as an incumbent director.  Upon an “Involuntary Termination” (as defined in the 2010 Plan) of a holder of a stock option or stock purchase right under the 2010 Plan occurring within 18 months following a Change in Control, the vesting of any such stock option or stock purchase rights held by such terminated holder will accelerate and become exercisable as to the number of shares that would otherwise have vested and been exercisable as of the date of such termination, and any repurchase right applicable to any shares shall lapse as to the number of shares as to which the repurchase right would otherwise have lapsed as of the date of termination, in each case assuming the holder had remained continuously employed.  Based on a review of the Company’s public filings, it is not possible to quantify the unvested equity awards outstanding under the 2010 Plan.  We intend to request that the members of the Board approve the Nominees in order to avoid a “Change in Control” under the 2010 Plan and, to the extent necessary, confirm or take necessary action such that approval will avoid such a “Change in Control.”

Based on our review of the Company’s public filings, w e are not aware of any other agreements that may be considered material by the Company that would be affected if this Consent Solicitation is successful.

WHO IS ELIGIBLE TO CONSENT TO THE PROPOSALS?

If you were a holder of Common Stock as of the close of business on the Record Date, you have the right to consent to the Proposals. Under Delaware law, the Record Date will be used to determine stockholders entitled to give their written consent to the Proposals pursuant to this Consent Solicitation.

WHEN IS THE DEADLINE FOR SUBMITTING CONSENTS?

We urge you to submit your consent as soon as possible. In order for the Proposals to be adopted, the Company must receive, within 60 calendar days of the Record Date, unrevoked written consents signed and dated by the holders of a majority of the outstanding shares of Common Stock as of the close of business on the Record Date. We intend to deliver a consent to the Company on April         , 2017 and, assuming ours is the first signed and dated consent delivered to the Company and it is delivered on that date, you will have until the date that is 60 days from that date of delivery of the initial consent to the Company to consent to the Proposals. However, in order to ensure that your consent is delivered to the Company in a timely manner, we are requesting that you submit your consent by April        , 2017. We have not authorized any person to execute a written consent prior to the filing of the Definitive Consent Solicitation with the Securities and Exchange Commission (“SEC”) or prior to the delivery of a consent by Mr. Baksa and Mr. Candelaria as described above.

HOW MANY SHARES MUST VOTE IN FAVOR OF THE PROPOSALS IN ORDER FOR THE CONSENTS TO BE ADOPTED AND BECOME EFFECTIVE?

The Proposals will be adopted and become effective when properly completed, unrevoked consents are signed by the holders of a majority of the outstanding shares of Common Stock as of the close of business on the Record Date and delivered to the Company in accordance with applicable law. According to the Annual Report, as of April 14, 2017 , there were 20,681,047 shares of the Company’s Common Stock outstanding, each entitled to one vote per share. Cumulative voting is not permitted. On that basis, the consent of the holders of at least 10,340,524 shares of Common Stock would be necessary to effect the Proposals.

WHAT SHOULD YOU DO TO CONSENT TO OUR PROPOSALS?

If your shares of Common Stock are registered in your own name, please submit your consent to us by signing, dating and returning the enclosed GOLD consent card in the postage-paid envelope provided.

If you hold your shares in “street name” with a bank, broker firm, dealer, trust company or other nominee, only that nominee can exercise the right to provide consent with respect to the shares of Common Stock you beneficially own through such nominee and only upon receipt of your specific instructions. Accordingly, it is critical that you promptly give instructions to your bank, broker firm, dealer, trust company or other nominee to execute a consent in favor of the Proposals. Please follow the instructions to consent provided on the enclosed GOLD consent card. If your bank, broker firm, dealer, trust company or other nominee provides for consent instructions to be delivered to them by telephone or internet, instructions will be included on the enclosed GOLD consent card. We urge you to confirm in writing your instructions to the person responsible for your account and provide a copy of those instructions to InvestorCom, 65 Locust Avenue, Suite 302, New Canaan, CT 06840, telephone: (877) 972-0090, so that we will be aware of all instructions given and can seek to ensure that such instructions are followed.

HOW WILL BROKER NON-VOTES AND ABSTENTIONS BE COUNTED?

Broker non-votes occur when brokers holding shares in street name for beneficial owners do not receive instructions from the beneficial owners about how to vote their shares. An abstention occurs when a shareholder withholds such shareholder’s vote by checking the “ABSTAIN” box on the consent card, or similarly elects to abstain via Internet or telephone voting. Under the rules that govern brokers who are voting with respect to shares held in “street name”, your broker will NOT be able to vote your shares with respect to the Proposals if you have not provided instructions to your broker. We strongly encourage you to provide instructions to your broker to vote your shares and exercise your right as a shareholder. Broker non-votes and abstentions are treated as shares that are entitled to vote and will have the same effect as a vote “WITHHOLD CONSENT” with respect to each Proposal.

WHOM SHOULD YOU CALL IF YOU HAVE QUESTIONS ABOUT THE SOLICITATION?

Stockholders, please call InvestorCom at: (877) 972-0090. Banks and Brokers, please call InvestorCom collect at: (203) 972-9300.

INFORMATION ON THE PARTICIPANTS

This Consent Solicitation is being made by Mr. Baksa and Mr. Candelaria and by each of the Nominees, each a United States citizen.

The address of the principal office of Mr. Baksa is 2 Woods Lane, Chatham, New Jersey, 07928. The principal business of Mr. Baksa is to invest in and assist growth-oriented businesses.

The address of the principal office of Mr. Candelaria is 3228 El Camino del Norte, Encinitas, California 92023. The principal business of Mr. Candelaria is business consulting.

The principal business address of each Nominee is disclosed in the section titled “PROPOSAL 4 – ELECTION OF DIRECTORS” on starting on page 14.

As of the date hereof, Mr. Baksa beneficially owns 1,006,060 shares of Common Stock, which includes (i) 776,326 shares of Common Stock held directly; (ii) 104,167 shares of Common Stock held in the Brian S. Baksa 2012 Trust, of which Mr. Baksa is a trustee; (iii) 100,567 shares of Common Stock held in the Sarah E. Marra 2012 Trust, of which Mr. Baksa is a trustee; (iv) 5,000 shares of Common Stock issuable upon the exercise of options granted to Mr. Baksa on August 27, 2013 under the 2010 Plan with an exercise price of $6.04 per share and (v) 20,000 shares of Common Stock issuable upon the exercise of options granted to Mr. Baksa on November 12, 2013 under the 2010 Plan with an exercise price of $6.32 per share.

As of the date of this filing, Mr. Candelaria beneficially owns 406,750 shares of Common Stock, which include (i) 386,750 shares of Common Stock held by Streamworks Technologies, Inc., a corporation for which Mr. Candelaria is the sole director and shareholder; and (ii) 20,000 shares of Common Stock held in trust for

Mr. Candelaria’s immediate family, collectively, constituting approximately 2.0% of the currently outstanding shares of Common Stock.

By virtue of an informal understanding between Mr. Baksa and Mr. Candelaria to consult with each other about actions taken by each of them relating to the shares of the Issuer’s Common Stock that are from time-to-time owned by each of them, Mr. Baksa and Mr. Candelaria may be deemed to constitute a group for purposes of Section 13 of the Exchange Act, and each may be deemed to have beneficial ownership of the Common Stock owned by the other. If Mr. Baksa and Mr. Candelaria are deemed to be members of a group, they may be deemed to beneficially own an aggregate of 1,412,810 shares of Common Stock, or approximately 6.8% of the Issuer’s outstanding Common Stock. Each of Mr. Baksa and Mr. Candelaria expressly disclaims beneficial ownership of the Common Stock held by the other, except to the extent of his pecuniary interest in those shares directly held by such other person.

Please see Annex I for all transactions in the Common Stock effectuated by the Participants during the past two years.

Background information on each Nominee is disclosed in the section titled “PROPOSAL 4 – ELECTION OF DIRECTORS” starting on page 14 of this Consent Statement.

Except as set forth in this Consent Solicitation Statement (including the Annexes hereto), (i) during the past ten years, no Participant has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Participant in this Consent Solicitation directly or indirectly beneficially owns any securities of the Company; (iii) no Participant owns any securities of the Company which are owned of record but not beneficially; (iv) no Participant has purchased or sold any securities of the Company during the past two years; (v) no part of the purchase price or market value of the securities of the Company owned by any Participant is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no Participant is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate (as that term is defined in Rule 14a-1 of the Exchange Act) of any Participant owns beneficially, directly or indirectly, any securities of the Company; (viii) no Participant owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no Participant or any of his, her or its associates was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no Participant or any of his, her or its associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; and (xi) no person, including any of the Participants, who is a party to an arrangement or understanding pursuant to which the Nominees are proposed to be elected, has a substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted on as set forth in this Consent Statement. There are no material proceedings to which any Participant or any of his, her or its associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries. With respect to each of the Participants, none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K of the Exchange Act occurred during the past ten years.

BACKGROUND OF THE CONSENT SOLICITATION

Mr. Baksa started accumulating his current stock ownership in the Company in 2011 and Mr. Candelaria started accumulating his current stock ownership in the Company in 2009. Mr. Baksa and Mr. Candelaria each believed then, as each believes now, that the securities of the Company are significantly undervalued. Mr. Baksa and Mr. Candelaria each believed then, as each believes now, that that the Company operates in a highly strategic area of the technology industry with an attractive competitive position and a compelling product set, the value of which is not reflected in the Company’s current market value. Mr. Baksa and Mr. Candelaria each believe there are strategic and operational opportunities for the Company that would meaningfully increase value to shareholders, and is willing to initiate a dialogue with the Company’s management and Board regarding those opportunities.

From October 2011 to September 2014, Mr. Baksa served as a Director of SITO Mobile, Ltd.

On February 2, 2012, Mr. Baksa filed a Schedule 13D with the SEC to report ownership of 7,865,034 shares of Common Stock, which at the time was approximately 5.9% of the Company’s outstanding shares of Common Stock.

On October 15, 2014, Mr. Baksa filed an amendment to his Schedule 13D to report ownership of 6,087,702 shares of Common Stock, which at the time was approximately 4.0% of the Company’s outstanding shares of Common Stock, at such time Mr. Baksa ceased to be the beneficial owner of more than five percent of the Company’s outstanding shares of Common Stock.

On January 15, 2017, the Company entered into a Consulting Agreement with Barington Advisory Group, LLC, a consulting company in which Mr. Durden, one of the Nominees, serves as the Managing Member. Mr. Rosenthal had previously recommended Mr. Durden as a potential Board Member to the Board’s Lead Independent Director, Betsy J. Bernard.

On March 17, 2017, Mr. Baksa and Mr. Candelaria filed a Schedule 13D with the SEC to report ownership of 986,699 shares of Common Stock, which at the time was approximately 4.8% of the shares of Common Stock outstanding. In such Schedule 13D, Messrs. Baksa and Candelaria expressed their belief that the securities of the Company were undervalued and strategic and operational opportunities for the Company existed that would meaningfully increase value to shareholders if the Board and management were willing to engage in dialogue with them. Mr. Baksa and Candelaria expressed their belief that each of Betsy Bernard, Richard O’Connell, Jonathan Sandelman and Joseph Beatty had demonstrated extremely poor judgement in the oversight of the business of the Company and its management and that the Company would be better positioned to capitalize on strategic and operational opportunities and increase shareholder value if the current Board were reconstituted by removing such members of the Board and replacing them with individuals whom Messrs. Baksa and Candelaria believed would be more likely to oversee the Company with a greater degree of success. To that end, Messrs. Baksa and Candelaria expressed that they would be supportive of an effort to remove each of Betsy Bernard, Richard O’Connell, Jonathan Sandelman and Joseph Beatty from the Board and to replace such directors with individuals better aligned with the interests of the Company’s shareholders.

Mr. Baksa’s most recent purchase of shares of Common Stock was on March 29, 2017.

On March 23, 2017, the Board amended and restated the Company’s bylaws, effective as of March 23, 2017.  For more information on the March Amended Bylaws, see “PROPOSAL 1 – BYLAW RESTORATION” beginning on page 9 of this Consent Solicitation Statement.

On March 27, 2017, the Board approved a form of director’s and officer’s indemnification agreement.

On March 28, 2017, the Company announced on a Current Report on Form 8-K that the Board had determined that the Company’s 2017 Annual Meeting of Stockholders would be held on Tuesday, June 27, 2017, at a time and location to be determined.

On March 31, 2017, the Company notified the SEC that it would be unable to timely file its Annual Report on Form 10-K.

On April 4, 2017, the Board approved and adopted a Section 382 Tax Benefits Preservation Plan, dated as of April 3, 2017, by and between the Company and Continental Stock Transfer & Trust Company, as Rights Agent (the “Poison Pill”) purportedly to protect the Company’s ability to utilize its net operating loss carryovers in certain change of ownership circumstances.  Pursuant to the Poison Pill, the Board declared a dividend of one preferred share purchase right for each outstanding share of Company common stock, distributable under the terms of the Poison Pill to stockholders of record as of the close of business on April 14, 2017.

On April 6, 2017, the Board formed an Executive Committee composed of all non-employee members of the Board other than Mr. Rosenthal.

On April 7, 2017, Mr. Baksa caused a nomination notice to be delivered to the Interim Chief Executive Officer and Secretary of the Company nominating each of the Nominees.

On April 7, 2017, Mr. Baksa filed amendments Nos. 1 and 2 to the Schedule 13D dated March 17, 2017 with the SEC to (i) report ownership of 1,006,060 shares of Common Stock, which at the time was approximately 4.9% of the shares of Common Stock outstanding, and (ii) to disclose that Mr. Baksa and Mr. Candelaria had caused a nomination notice to be delivered to the Secretary and Interim Chief Executive Officer of the Company.

On April 10, 2017, the Company sent Mr. Baksa a letter acknowledging that the Company received Mr. Baksa’s nomination notice and that the Company was in the process of reviewing the nomination notice, in consultation with its advisors, to assess whether it complies with the Company’s Bylaws. In that same letter, the Company indicated that, given that it had just received the nomination notice, it was not in a position to confirm that the nomination notice complied with the Company’s Bylaws.

On April 12, 2017, Mr. Baksa initially filed this Preliminary Consent Solicitation Statement with the SEC.

On April 12, 2017, Mr. Baksa delivered to the Company a letter requesting that the Board fix a record date for stockholders entitled to consent to the Proposals set forth in the Consent Statement while also noting his view that the Record Date should be deemed to be the date of delivery of the first signed written consent with respect to the Proposals in accordance with Section 213(b) of the DGCL.

On April 13, 2017, the Company issued a press release commenting on the Consent Solicitation, in which it urged the Company’s shareholders to refrain from taking any action with respect to the Consent Solicitation at that time.

On April 13, 2017, Mr. Baksa and Mr. Candelaria filed amendment No. 3 to the Schedule 13D dated March 17, 2017 with the SEC to report that Messrs. Baksa and Candelaria had filed the Consent Statement with the SEC and to describe the proposals contained therein.

On April 17, 2017, the Company filed its Annual Report on Form 10-K for the fiscal year ended December 31, 2016.  The Annual Report was signed by each of the Company’s directors other than Mr. Brent Rosenthal.

On April 18, 2017, the Board appointed Lowell W. Robinson to the Board and determined to recommend him to stand for re-election at the 2017 Annual Meeting. With the appointment of Mr. Robinson as an independent director, the size of the Board was temporarily increased to six directors but the Company has announced that the Board will automatically revert back to five directors following the certification of the stockholder vote at the 2017 Annual Meeting, as only five directors will be elected at the 2017 Annual Meeting.

Also, on April 18, 2017, the Board met and determined that Mr. Rosenthal would not be included in its slate of candidates nominated for election at the 2017 Annual Meeting. Further, at this meeting, the Board also determined that it no longer deemed Mr. Rosenthal as an independent director for purposes of the NASDAQ listing standards and, accordingly, Mr. Rosenthal was removed from the Audit, Compensation and Governance and Nominating Committees of the Board.

On April 19, 2017, the Company filed a preliminary Consent Revocation Statement with the SEC.

On April 21, 2017, Mr. Baksa filed this Amendment No. 1 to the Preliminary Consent Solicitation Statement with the SEC.

PROPOSAL 1 – BYLAW RESTORATION

Article VI, Section 7 of the March Amended Bylaws provides that the March Amended Bylaws may be altered, amended or repealed by the stockholders or by the Board.

We believe that the March Amended Bylaws approved by the Board on March 23, 2017 were adopted for the primary purpose of entrenching the Incumbent Directors and management, given, among other things, that the March Amended Bylaws (i) were adopted just four (4) business days after we filed our Schedule 13D, in which, among other things, we were critical of the Incumbent Directors, other than Mr. Rosenthal, and advocated replacing such individuals with other directors whom we believed would be more likely to oversee the Company with a greater degree of success, as described above, and (ii) place substantial procedural and other obligations on the stockholders to nominate and elect directors, make other proposals and take action at an annual or special meeting of stockholders.

A copy of the Bylaws as proposed by this Proposal 1 (the “Proposed Bylaws”), which are substantially identical to the Original Bylaws, except as provided below, is attached hereto as ANNEX II , and a blackline comparison of the Proposed Bylaws and March Amended Bylaws is attached hereto as Annex III. A copy of the March Amended Bylaws approved by the Board on March 23, 2017, which we are seeking to amend as described below, is available for review as Exhibit 3.1 to the Company’s Current Report on Form 8-K filed with the SEC on March 24, 2017.

Among other things, the Proposed Bylaws would:

•	Remove certain procedural matters relating to the requirements for any business to be brought before an annual meeting of stockholders, including, but not limited to, the prerequisites for a stockholder to bring any proposal before an annual meeting of stockholders including that the making of such proposal must comply with the notice and other procedures contained in the March Amended Bylaws;

•	Remove certain provisions related to the advance notice of stockholder proposals required to be submitted to the Corporation in connection with business intended to be brought before an annual meeting of stockholders;

•	Remove certain procedural matters relating to the requirements for any director nominations to be brought before a stockholders’ meeting, including, but not limited to, the prerequisites for a stockholder to bring a proposed director nomination before a stockholders’ meeting;

•	Remove certain provisions related to the advance notice of proposed director nominations;

•	Limit the flexibility and discretion to the chairman of the meeting to set rules for the conduct of any stockholders’ meeting;

•	Remove certain procedural provisions with respect to stockholders’ meetings, including, but not limited to, the organization and conduct of the meeting, meeting protocol, the retention of inspectors of election for such meetings, proxies for such meetings, the appointment of a presiding officer for such meetings, and the appointment of a secretary for such meetings;

•	Remove certain provisions that specify that for business to be properly brought before a special meeting of stockholders, it must be (i) specified in the Company’s notice of meeting (or any supplement thereto) given by or at the direction of the Board (or any duly authorized committee thereof), (ii) if not specified in the notice of meeting (or any supplement thereto) provided by or at the direction of the Board (or any duly authorized committee thereof), otherwise properly brought before the special meeting by or at the direction of the Board (or any duly authorized committee of the Board) or the Chairman of the Board (if any), or (iii) with respect to the election of directors, provided that the Board has called a special meeting of stockholders for the purpose of electing one or more directors to the Board, by any stockholder of the Company who complies in all respects with the requirements of the advance notice provisions of the Proposed Bylaws;

•	Remove certain procedures for actions taken by written consent including procedures for stockholders to request that the Board set a record date for determining stockholders entitled to take action by written consent;

•	Remove certain procedures that require that any stockholder proposed bylaw amendments must be specifically identified in a notice of stockholder meetings provided in the notice of the stockholders’ meeting along with the text of any such proposed amendment and/or any resolution calling for any such amendment;

•	Remove certain provisions relating to electronic transmissions and communications, including permitting the participation by directors and stockholders in meetings by means of remote communications;

•	Remove the express ability of the Board to postpone or cancel any previously scheduled annual or special meeting of the stockholders by resolution of the Board upon public notice given prior to the time previously scheduled for such meeting of stockholders;

•	Remove the revised section of the March Amended Bylaws regarding the indemnification that the Corporation provides to its directors, officers and other agents that clarified the type of proceedings that are indemnified, the expenses that are reimbursable, the persons who are indemnifiable, the capacity that the person needs to be acting in to be indemnified, and the process that needs to be followed in determining whether indemnification is proper in a particular circumstance. Additional provisions have been removed that are meant to expressly avoid duplicate payments to indemnified persons, provide that the Corporation shall be subrogated to all rights of recovery of any person entitled to indemnification and provide that the conduct of one indemnified person will not be imputed to another;

•	Modify the section of the March Amended Bylaws that provides that the number of directors of the Company shall be fixed solely and exclusively by resolution duly adopted from time to time by the Board, and include a provision that states that the number of directors may be fixed from time to time by action of the stockholders or of the directors, or, if the number of directors is not fixed, to provide that the number shall be one (1);

•	Add a provision that permits any vacancy in the Board in the interim between annual meetings of stockholders or of special meetings of stockholders called for the election of directors to be filled by a vote of the holders of a majority of the shares of each class or series of voting stock, present in person or by proxy, or acting by written consent in lieu of a meeting, then entitled to vote at an election of directors. In this regard, We also draw your attention certain prerequisites that the March Amended Bylaws purport to adopt, which provide that, for a stockholder to bring a proposed director nomination before an annual meeting of the Company’s stockholders, such stockholder is required to furnish the Company with a nomination notice pursuant to Article I, Section 2 of the March Amended Bylaws and to comply with certain other requirements specified therein. Article I, Section 2 of the March Amended Bylaws does not restrict the Company’s stockholders from acting by written consent in lieu of an annual or special meeting of stockholders or to fill vacancies on the Board created by the removal of directors of the Company, and we believe the stockholders are clearly entitled to act by written consent pursuant to Section 228 of the DGCL and to remove directors and fill vacancies created by such removal. However, in order to ensure that the stockholders have the ability to elect the Nominees in accordance with Proposal 4, stockholders are being asked to approve Proposal 1 to amend the Company's Bylaws to expressly provide that any vacancies on the Board, including vacancies resulting from the removal of directors, may be filled by the stockholders;

In addition to the changes above resulting from the repeal of the March Amended Bylaws, if the Incumbent Directors have made or make any other changes after that time, Proposal 1, if adopted, would restore the Company’s Bylaws to the Proposed Bylaws, without giving effect to any changes the Incumbent Directors may have adopted. As a result, Proposal 1 could have the effect of repealing a Bylaw that one or more stockholders of the Company may consider to be beneficial to them or to the Company. However, Proposal 1 will not preclude the Board from reconsidering any repealed Bylaw changes following this Consent Solicitation.

WE URGE YOU TO CONSENT TO PROPOSAL 1.

PROPOSAL 2 – SETTING THE SIZE OF THE BOARD

According to the Company’s filings with the SEC, the Board is currently composed of six directors. There may be vacancies on the Board immediately prior to the effectiveness of Proposal 4. Article II, Section 2 of the March Amended Bylaws provides that the number of directors shall be determined from time to time by the Board. Article VI, Section 7 of the March Amended Bylaws provides that the March Amended Bylaws may be altered, amended or released, or new Bylaws may be adopted by the stockholders. Article I, Section 13 of the March Amended Bylaws provides that, unless otherwise restricted by the Charter, any action required to be taken at any annual meeting of stockholders of the Company may be taken without a meeting, without prior notice, and without a vote, if a consent in writing setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. The Charter does not contain a provision relating to stockholder action by written consent.

Stockholders are being asked to approve Proposal 2, to set the number of directors able to sit on the Board to six (6) directors notwithstanding any additions or subtractions of directors to or from the Board between April 12, 2017 and the effectiveness of the adoption of the Proposals .

In considering Proposal 2, we believe that the Company will be well served by a Board consisting of the Nominees and Mr. Rosenthal. We also believe that a Board consisting of six directors will provide strong consensus-driven governance of the Company, as any action requiring a majority of the directors on the Board will require four of six affirming directors (or a majority of approximately 66.6% of the Board), as opposed to three of five affirming directors (or a majority of approximately 60.0% of the Board). To the extent that the six directors are evenly split with three directors for an action and three directors opposed, the action will not be taken, thereby in effect requiring a greater consensus of the Board.

Assuming the adoption of Proposal 3 in whole, all current members of the Board except Brent Rosenthal, along with any directors appointed to the Board after the date hereof and immediately prior to the effectiveness of Proposal 4, will be removed. Assuming the adoption of Proposals 3 and 4 in whole, (i) the Board will be composed of six directors – Brent Rosenthal, Michael Durden, Itzhak Fisher, Thomas J. Pallack, Matthew Stecker and Thomas Thekkethala – and ( ii ) the adoption of Proposal 2 will set the size of the Board at six (6) directors.

WE URGE YOU TO CONSENT TO PROPOSAL 2.

PROPOSAL 3 – REMOVAL OF DIRECTORS

Stockholders are being asked to approve Proposal 3 to remove each of the following current members of the Board: Betsy Bernard, Richard O’Connell, Jonathan E. Sandelman , Lowell W. Robinson and Joseph Beatty (and any person or persons elected, appointed or designated by the Board or any committee thereof to fill any vacancy or newly created directorship from the date hereof until the effectiveness of any of the Proposals). Proposal 3 is intended to remove all incumbent directors other than Mr. Rosenthal and address the possibility that the current directors might attempt to add directors to the Board after the filing of this Consent Solicitation and prior to the effectiveness of the Proposals.

Stockholders are NOT being asked to approve any removal of Mr. Brent Rosenthal because we continue to have confidence in Mr. Rosenthal’s ability to meaningfully contribute to the Board and we do not believe that Mr. Rosenthal has exhibited poor judgement in the oversight of the business of the Company.

Mr. Rosenthal is a Partner in Affiliates of W.R. Huff Asset Management Co., LLC, an investment company located in Morristown, NJ, a firm he joined in 2002.  Mr. Rosenthal focuses on the communications, media, technology and food industries and currently serves on the Board of Directors of comScore (NASDAQ:SCOR), RiceBran Technologies (NASDAQ: RIBT) and as a Special Advisor to the Board of Directors of Park City Group (NASDAQ:PCYG).  Previously, Mr. Rosenthal served on the Board of Directors of Rentrak Corporation (NASDAQ:RENT) from 2008 through 2016 including as the Non-Executive Chairman from 2011 through 2016.

In 2016, Mr. Rosenthal was named a Money All-Star, a top 10 media executive in private equity, investment banking and advisory.  In 2009, he was included in Multichannel News' annual “40 Under 40” list for influencing the future of cable and telecommunications.

Mr. Rosenthal served as Director of Mergers & Acquisitions for RSL Communications Ltd.  Previously, Mr. Rosenthal served emerging media companies for Deloitte & Touche, LLP.  Mr. Rosenthal is a Certified Public Accountant.  Mr. Rosenthal received an MBA from the Johnson School at Cornell University and an undergraduate degree in accounting from Lehigh University.

Mr. Baksa has had an opportunity to become acquainted with and observe the business acumen and financial expertise of Mr. Rosenthal both in connection with Mr. Baksa’s role as a shareholder and former director of the Company and in his role as a shareholder in RiceBran Technologies, Inc.

We also believe that Mr. Rosenthal has not shared in the poor judgement in the oversight of the business of the Company and the Company’s management. In this regard, we note that Mr. Rosenthal was appointed to the Board on August 9, 2016, which was just months before the discovery of suspected misappropriation of Company funds by the Company’s former chief executive officer, Mr. Jerry Hug and former chief financial officer, Mr. Kurt Streams.

In light of these experiences, we believe that Mr. Rosenthal is qualified to serve as a member of the Board because of his business acumen, financial expertise and extensive experience in the media industry. We further believe that removal of Mr. Rosenthal from the Board would not be appropriate as he has not demonstrated poor judgement in the oversight of the business of the Company and the Company’s management.

Section 141(k) of the DGCL provides that any director or the entire board of directors of a corporation may be removed, with or without cause, by holders of a majority of the outstanding shares entitled to vote at an election of directors (the same voting requirement as is necessary for stockholders to effect action by written consent), except in certain cases involving corporations with classified boards or cumulative voting for directors. Because the Board is not classified and the Company does not have cumulative voting for directors, stockholders have the ability to remove members of the Board, without cause, pursuant to this Consent Solicitation in accordance with Article I, Section 13 of the March Amended Bylaws. A stockholder may consent to the removal of only certain existing directors by designating the names of one or more directors who the stockholder does not wish to be removed in the indicated space on the consent card.

WE URGE YOU TO CONSENT TO PROPOSAL 3.

PROPOSAL 4 – ELECTION OF DIRECTORS

According to the Company’s filings with the SEC, the Board is currently composed of six directors. Assuming the adoption of Proposals 2 and 3, the Board will be comprised of up to six directors and all current members of the Board, along with any directors appointed to the Board after February 19, 2016 and immediately prior to the effectiveness of Proposal 3 (other than Mr. Rosenthal), will be removed. We are seeking your consent to elect each of the five Nominees, Michael Durden, Itzhak Fisher, Thomas J. Pallack, Matthew Stecker and Thomas Thekkethala, to fill the vacancies on the Board resulting from the increase in the size of the Board pursuant to Proposal 2 and the removal of directors pursuant to Proposal 3, each, if elected, to serve until the Company’s 2018 annual meeting of stockholders. We note that, separately, these five Nominees were also nominated for election at the Annual Meeting, each to serve, if elected, until the Company’s Annual Meeting of stockholders in 2018, pursuant to that certain Nomination Notice by Stephen D. Baksa, which was delivered to the Secretary and Interim Chief Executive Officer of the Company on April 7, 2017.

Name and Business Address	Age	Principal Occupation For Past Five Years and Directorships
Michael Durden P.O. Box 896 Fletcher, NC 28732	54	Mr. Durden, age 54, has been the owner of and principal consultant at Barrington Advisory Group, LLC, since August, 2012. From 2013 to the present, Mr. Durden has served as an Operating Director of ClearPoint Investment Partners, a private equity firm. From 2006 through 2012, Mr. Durden served as a Senior Vice President at Experian, a transactional data company. Mr. Durden has over twenty years of multi-discipline experience in the data and analytics sectors. He serves on the boards of Archer, Inc. and several private companies.

		Because of extensive experience in strategy and marketing, as well as his experience in investment analysis, with mergers and acquisitions and his previous board service as a director of a mobile marketing enterprise, we believe Mr. Durden would be a valuable addition as a member of the Board.

Itzhak Fisher 155 West 70th Street New York, NY 10023	61	Mr. Fisher, age 61, has been the Chairman and Partner of Pereg Ventures, a venture capital firm, since 2005. From 2015 through 2016, Mr. Fisher was Chief Executive Officer of Harland Clarke, an integrated payment solutions, marketing services and retail company. From 2007 through 2014, Mr. Fisher served as the Executive Vice President of Nielsen, a global information, data, and measurement company. Mr. Fisher holds over three decades of mergers, acquisitions and initial public offerings experience, as an entrepreneur, investment manager and acquirer. Mr. Fisher has served as an advisor or on the board of directors of over a dozen public and private companies.

		Because of Mr. Fisher’s experience in mergers and acquisitions and corporate finance, his corporate governance expertise, extensive experience as an executive and his service on several public and private company boards, we believe Mr. Fisher would be a valuable addition as a member of the Board.

Thomas J. Pallack 226 W Ojai Ave, Ste 101-241 Ojai, CA 93023	62	Mr. Pallack, age 62, has been the Co-Founder, Chief Executive Officer and Head of Sales of SBV Solutions—Strategic Business Velocity, a software sales company, since 2005. Mr. Pallack’s background encompasses more than 30 years of Sales, Sales Operations, Financial and Business Development experience with global technology software companies such as Oracle, Ariba,

Name and Business Address	Age	Principal Occupation For Past Five Years and Directorships
		Consilium and NCA.

		Because of Mr. Pallack’s investment management, strategic planning, and technology industry financial transactions experience as well as his service as a corporate advisor to public and private company boards, we believe Mr. Pallack would be a valuable addition as a member of the Board.

Matthew Stecker 711 South Bryn Mawr Avenue Bryn Mawr, PA 19010	48	Mr. Stecker, age 48, has served as a senior advisor in the United States Department of Commerce since September of 2015. From October 2014 through August 2015, Mr. Stecker served as Founder and Chief Executive Officer of Kaneland, LLC, an e-commerce startup. From May 2013 through October 2014, Mr. Stecker served as Vice President, Mobile Content – North America for RealNetworks, Inc., a telecommunications and media firm. From August 2009 through May 2013, Mr. Stecker served as Chief Executive Officer of Livewire Mobile, Inc., a telecommunications and e-commerce enterprise.

		Because of Mr. Stecker’s expertise in areas such as corporate governance, mobile advertising and turnarounds as well as his service as an entrepreneur and executive in the mobile and telecommunications industries, and his extensive Board service on several publicly-traded companies, we believe Mr. Stecker would be a valuable addition as a member of the Board.

Thomas Thekkethala 7 Rosewood Lane Denville, NJ 07834	55	Mr. Thekkethala, age 55, has been the director and President/Chief Executive Officer of Evolving Systems Inc., a software solutions company, since October 2015. From February 2004 through September 2015, Mr. Thekkethala was the director and Chief Executive Officer of Sixth Sense Media, a software company. In addition, from December 1999 through September 2015, Mr. Thekkethala was the Managing Partner of JT Ventures LLC, a venture capital fund for software companies.

		Because of Mr. Thekkethala’s twenty-five years of experience in financing and building enterprise software companies, we believe Mr. Thekkethala would be a valuable addition as a member of the Board.

We believe that with the guidance of the Nominees upon their election, there are significant opportunities to implement technology and operational enhancements at the Company to expand the product offering and the current target market of the Company. The Nominees, if elected, plan to review and enhance operations, financial security management, partnerships and leverage the Company’s national and global network to expand the current offering and the future market opportunity for the Company.  Additionally, the Nominees, if elected, will seek to make changes in the market approach to better position the Company for success with large enterprises and unexplored sales opportunities in the future.

In addition, the Nominees, if elected, plan to combine mobile usage and location based-data with demographic and database information to target end user markets, including advertisers, agencies, traditional and digital out of home companies, sports venues, retailers and universities. The Nominees, if elected, expect to form partnerships with mobile companies, coupon companies, email companies and media companies.

Except as set forth above, none of the organizations or corporations referenced in this section, “PROPOSAL 4 – ELECTION OF DIRECTORS,” is a parent, subsidiary or other affiliate of the Company. If elected, we believe that each of the Nominees will be considered an independent director of the Company under the Company’s Corporate Governance Guidelines, under applicable NASDAQ rules and under Item 407(a) of Regulation S-K.

As of the date of this Consent Solicitation, none of the Nominees beneficially own any securities of the Company. However in the event any Nominee were to acquire shares of Common Stock, any such Nominee could be deemed to be a member of a “group” for the purposes of Rule 13d-5(b)(1) of the Exchange Act, with respect to shares of Common Stock owned by the members of the “group,” including the 1,412,810 shares of Common Stock beneficially owned by Mr. Baksa and Mr. Candelaria. For information regarding transactions during the past two years by the Participants in the Company’s securities, see Annex I.

Each of the Nominees has consented to being named a Nominee in this Consent Solicitation and has confirmed his willingness to serve on the Board if elected. We do not expect that any of the Nominees will be unable to stand for election, but in the event that a vacancy in the slate of Nominees should occur unexpectedly, the shares of Common Stock represented by the GOLD consent card will be voted for a substitute candidate selected by Mr. Baksa. If Mr. Baksa elects to add nominees, whether because the Company expands the size of the Board subsequent to the date of this Consent Solicitation or for any other reason, Mr. Baksa and Mr. Candelaria will file an amended or supplemented Consent Solicitation identifying such nominees, disclosing whether such nominees have consented to being named in the amended or supplemented Consent Solicitation, and providing the same disclosures with respect to such nominees as provided in this Consent Solicitation for the Nominees.

A stockholder may consent to the election of less than all of the Nominees by designating the names of one or more Nominees who are not to be elected.

Proposal 4 is subject to the adoption of Proposal 2, and the removal or resignation of one or more incumbent directors pursuant to Proposal 3. Assuming there are no other vacancies on the Board, if none of the existing members of the Board is removed pursuant to Proposal 3 or otherwise resign, there will be no vacancies to fill. If fewer than five existing directors are removed, then it is our intention that the Nominees who are proposed to fill the vacancies resulting from the removal of such existing directors be appointed in order of the number of consents received by the Nominees, with the Nominee receiving the highest number of consents filling the first available vacancy. Vacancies will be considered “available” within the meaning of the preceding sentence in descending order corresponding to the number of consents for a particular incumbent director’s removal. In the event that two or more Nominees, each of whom receives the same number of consents, are to be considered for filling a particular vacancy, such vacancy shall be filled with the first such Nominee in alphabetical order.

WE URGE YOU TO CONSENT TO PROPOSAL 4.

CONSENT PROCEDURES

Section 228 of the DGCL states that, unless the certificate of incorporation of a Delaware corporation otherwise provides, any action required to be taken at any annual or special meeting of stockholders of that corporation, or any action that may be taken at any annual or special meeting of those stockholders, may be taken without a meeting, without prior notice, and without a vote, if consents in writing setting forth the action so taken, are signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take that action at a meeting at which all shares entitled to vote thereon were present and voted, and those consents are delivered to the corporation by delivery to its registered office in Delaware, its principal place of business or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to a corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested. Consents must also bear the date of the signature of the stockholder who signs the written consent.

Article I, Section 13 of the March Amended Bylaws is consistent with Section 228 of the DGCL and provides that, unless otherwise restricted by the Charter, any action required to be taken at any annual or special meeting of stockholders of the Company, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, is signed, in person or by proxy, by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted in person or by proxy. The Charter is silent as to whether stockholders of the Company may take any action by written consent. Therefore, pursuant to Section 228 of the DGCL, stockholders of the Company are permitted to take any action by written consent that is required or permitted to be taken at any annual or special meeting if written consents signed by the holders of Common Stock representing at least a majority of the votes entitled to be cast on the matter are delivered in accordance with Section 228 of the DGCL. The Proposals will become effective only if properly executed and dated consents to the Proposals are returned by holders of at least a majority of the outstanding shares of Common Stock as of the Record Date in accordance with Section 228 of the DGCL. The failure to properly execute and return a consent will have the same effect as rejecting the Proposals. According to the Annual Report, as of April 14, 2017 there were 20,681,047 shares of the Company’s Common Stock outstanding, each entitled to one vote per share. As a result, the Proposals will become effective upon properly completed and duly delivered unrevoked written consents representing at least 10,340,524 shares of Common Stock.

Please see the section titled “DO THE ORGANIZATIONAL DOCUMENTS OF THE COMPANY PERMIT STOCKHOLDERS TO TAKE ACTION BY WRITTEN CONSENT” starting on page 7 of this Consent Solicitation Statement.

A stockholder may consent to the removal of less than all of the incumbent directors by designating the names of one or more directors who are not to be removed. Similarly, a stockholder may consent to the election of less than all of the Nominees by designating the names of one or more Nominees who are not to be elected.

If your shares of Common Stock are registered in your own name, please submit your consent to us today by signing, dating and returning the enclosed GOLD consent card in the postage-paid envelope provided.

If you hold your shares in “street” name with a bank, broker firm, dealer, trust company or other nominee, only that nominee can exercise the right to provide consent with respect to the shares of Common Stock you beneficially own through such nominee and only upon receipt of your specific instructions. Accordingly, it is critical that you promptly give instructions to consent to the Proposals to your bank, broker firm, dealer, trust company or other nominee. Please follow the instructions to consent provided on the enclosed GOLD consent card. If your bank, broker firm, dealer, trust company or other nominee provides for consent instructions to be delivered to them by telephone or internet, instructions will be included on the enclosed GOLD consent card. We urge you to confirm in writing your instructions to the person responsible for your account and provide a copy of those instructions to InvestorCom, 65 Locust Avenue, Suite 302, New Canaan, CT 06840, telephone: (877) 972-0090, so that we will be aware of all instructions given and can seek to ensure that such instructions are followed.

Execution and delivery of a consent by a record holder of shares of Common Stock will be presumed and treated to be a consent with respect to all shares held by such record holder unless the consent specifies otherwise. Only holders of record of shares of Common Stock as of the close of business on the Record Date will be entitled to consent to the Proposals. If you are a stockholder of record as of the close of business on the Record Date, you will retain your right to consent even if you sell your shares of Common Stock after the Record Date.

IF YOU TAKE NO ACTION , ABSTAIN, OR FAIL TO PROVIDE INSTRUCTIONS TO YOUR BROKER, YOU WILL IN EFFECT BE REJECTING THE PROPOSALS. WITHHELD CONSENT AND FAILURE TO CONSENT WILL HAVE THE SAME EFFECT AS REJECTING THE PROPOSALS.

If you have any questions regarding your GOLD consent card or need assistance in executing your consent, please contact InvestorCom, 65 Locust Avenue, Suite 302, New Canaan, CT 06840, telephone: (877) 972-0090.

If the Proposals become effective as a result of this Consent Solicitation, prompt notice of the action taken will be given under Section 228(e) of the DGCL to stockholders who have not consented in writing to the Proposals and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for notice of such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to the Company in accordance with Section 228 of the DGCL.

The consents are being solicited in accordance with the applicable provisions of the DGCL. Holders of record of the shares of Common Stock as of the close of business on the Record Date are entitled to consent to our Proposals. To be effective, the requisite consents must be delivered to the Company within 60 days of the earliest dated consent delivered to the Company. An executed consent card may be revoked by marking, dating, signing and delivering a written revocation before the time that the action authorized by the executed consent becomes effective. A revocation may be in any written form validly signed by the record holder as long as it clearly states that the consent previously given is no longer effective. The delivery of a subsequently dated consent card that is properly completed will constitute a revocation of any earlier consent. The revocation may be delivered either to the Company or to InvestorCom, 65 Locust Avenue, Suite 302, New Canaan, CT 06840, telephone: (877) 972-0090. Although a revocation is effective if delivered to the Company, we request that either the original or photostatic copies of all revocations of consents be mailed or delivered to Mr. Baksa, at the address set forth above, so that we will be aware of all revocations and can more accurately determine if and when consents to the Proposals have been received from the holders of record of a majority of the shares of Common Stock outstanding on the Record Date.

APPRAISAL RIGHTS

Stockholders are not entitled to appraisal rights under Delaware law in connection with the Proposals or this Consent Solicitation Statement.

PROCEDURAL INSTRUCTIONS

You may consent to any of the Proposals on the enclosed GOLD consent card by marking the “CONSENT” box and signing, dating and returning the GOLD consent card in the envelope provided. You may also withhold your consent with respect to any of the Proposals on the enclosed GOLD consent card by marking the “WITHHOLD CONSENT” box, and signing, dating and returning the GOLD consent card in the envelope provided. You may abstain from consenting to Proposals 1, 2 and 3 on the enclosed GOLD consent card by marking the “ABSTAIN” box and signing, dating and returning the GOLD consent card in the envelope provided.

If you sign, date and return the GOLD consent card, but give no direction with respect to one or more of the Proposals, you will be deemed to have consented to such Proposal or Proposals.

Please note that in addition to signing the enclosed GOLD consent card, you must also date it to ensure its validity.

SOLICITATION OF CONSENTS

The solicitation of consents pursuant to this Consent Solicitation is being made by Mr. Baksa and Mr. Candelaria. Consents may be solicited by mail, facsimile, telephone, internet, in person and by advertisements.

Mr. Baksa and Mr. Candelaria will solicit consents from individuals, brokers, banks, bank nominees and other institutional holders. Mr. Baksa and Mr. Candelaria has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares of Common

Stock they hold of record. Mr. Baksa and Mr. Candelaria will reimburse these record holders for their reasonable out-of-pocket expenses in so doing.

Our estimate of the total maximum cost to be incurred in connection with this Consent Solicitation (excluding litigation costs, if any) is $     . To date, approximately $       of expenses have been incurred in connection with this Consent Solicitation. Mr. Baksa will bear the costs of this Consent Solicitation. To the extent legally permissible, if successful in the adoption of Proposal 4 in whole or in part, we currently intend to seek reimbursement from the Company for Mr. Baksa’s costs and expenses in connection of this Consent Solicitation. We do not currently intend to submit the question of such reimbursement to a vote of the stockholders of the Company.

We have retained InvestorCom (“InvestorCom”) to provide solicitation and advisory services in connection with this solicitation. InvestorCom will receive a fee not to exceed $22,500, together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified by us against certain liabilities and expenses, including certain liabilities under the federal securities laws. InvestorCom will solicit consents from individuals, brokers, banks, bank nominees and other institutional holders. It is anticipated that InvestorCom will employ approximately [     ] persons to solicit the Issuer’s stockholders as part of this solicitation. InvestorCom does not believe that any of its directors, officers, employees, affiliates or controlling persons, if any, is a “participant” in this Consent Solicitation.

SPECIAL INSTRUCTIONS

If you were a record holder of shares of Common Stock as of the close of business on the Record Date for this Consent Solicitation, you may elect to consent to, withhold consent, or abstain with respect to Proposals 1, 2 and 3 by marking the “CONSENT”, “WITHHOLD CONSENT” or “ABSTAIN” box, as applicable, underneath each Proposal on the accompanying GOLD consent card and signing, dating and returning it promptly in the enclosed post-paid envelope. If you were a record holder of shares of Common Stock as of the close of business on the Record Date for this Consent Solicitation, you may elect to consent to or withhold consent to Proposal 4 by marking the “CONSENT” or “WITHHOLD CONSENT” box, as applicable, underneath each Proposal on the accompanying GOLD consent card and signing, dating and returning it promptly in the enclosed post-paid envelope.

IF A STOCKHOLDER EXECUTES AND DELIVERS A GOLD CONSENT CARD, BUT FAILS TO CHECK A BOX MARKED “CONSENT”, “WITHHOLD CONSENT” OR “ABSTAIN” FOR PROPOSAL 1, 2 OR 3, THAT STOCKHOLDER WILL BE DEEMED TO HAVE CONSENTED TO THAT PROPOSAL, EXCEPT THAT THE STOCKHOLDER WILL NOT BE DEEMED TO CONSENT TO THE REMOVAL OF ANY DIRECTOR WHOSE NAME IS WRITTEN IN THE APPLICABLE SPACE PROVIDED IN ACCORDANCE WITH THE INSTRUCTION TO PROPOSAL 3 ON THE CONSENT CARD. IF A STOCKHOLDER EXECUTES AND DELIVERS A GOLD CONSENT CARD, BUT FAILS TO CHECK A BOX MARKED “CONSENT” OR “WITHHOLD CONSENT” FOR PROPOSAL 4, THAT STOCKHOLDER WILL NOT BE DEEMED TO CONSENT TO THE ELECTION OF ANY DIRECTOR WHOSE NAME IS WRITTEN IN THE APPLICABLE SPACE PROVIDED IN ACCORDANCE WITH THE INSTRUCTION TO PROPOSAL 4 ON THE CONSENT CARD.

YOUR CONSENT IS IMPORTANT. PLEASE SIGN AND DATE THE ENCLOSED GOLD CONSENT CARD AND RETURN IT IN THE ENCLOSED POST-PAID ENVELOPE PROMPTLY. YOU MUST DATE YOUR CONSENT IN ORDER FOR IT TO BE VALID. FAILURE TO SIGN, DATE AND RETURN YOUR CONSENT WILL HAVE THE SAME EFFECT AS REJECTING THE PROPOSALS.

Broker Non-Votes and Abstentions

Broker non-votes occur when brokers holding shares in street name for beneficial owners do not receive instructions from the beneficial owners about how to vote their shares. An abstention occurs when a shareholder withholds such shareholder’s vote by checking the “ABSTAIN” box on the consent card, or similarly elects to abstain via Internet or telephone voting. Under the rules that govern brokers who are voting with respect to shares held in “street name”, your broker will NOT be able to vote your shares with respect to the Proposals if you have not provided instructions to your broker. We strongly encourage you to provide instructions to your broker to vote your shares and exercise your right as a shareholder. Broker non-votes and abstentions are treated as shares that are entitled to vote and will have the same effect as a vote “WITHHOLD CONSENT” with respect to each Proposal.

If your shares are held in the name of a bank, broker firm, dealer, trust company or other nominee, only it can execute a consent with respect to those shares of Common Stock and only on receipt of specific instructions from you. Thus, you should contact the person responsible for your account and give instructions for the GOLD consent card to be signed representing your shares. You should confirm in writing your instructions to the person responsible for your account and provide a copy of those instructions to InvestorCom, 65 Locust Avenue, Suite 302, New Canaan, CT 06840, telephone: (877) 972-0090, so that we will be aware of all instructions given and can seek to ensure that those instructions are followed.

If you have any questions or require any assistance in executing your consent, please contact InvestorCom at the numbers listed below.

If you have any questions, require assistance in voting your GOLD consent card,

or need additional copies of this Consent Statement,

please contact InvestorCom at the phone numbers or email listed below.

65 Locust Avenue – Suite 302

New Canaan, CT  06840

Toll Free (877) 972-0090

Banks and Brokers call collect (203) 972-9300

proxy@investor-com.com

Important Notice Regarding the Availability of this Consent Statement

In accordance with the rules of the SEC, we are advising the Company’s stockholders of the availability on the Internet of this Consent Statement and all other solicitation materials in connection with this Consent Solicitation. These rules allow us to provide access to proxy and consent materials in one of two ways. Because we have elected to utilize the “full set delivery” option, we are delivering, to all stockholders, paper copies of this Consent Statement and all other solicitation materials in connection with this Consent Solicitation, as well as providing access to those materials on a publicly accessible website. Under Delaware law, the Proposals will become effective if valid, unrevoked consents signed by the holders of a majority of the outstanding Shares as of the Record Date are delivered to the Company within 60 days of the earliest-dated consent delivered to the Company. This Consent Statement and all other solicitation materials in connection with this Consent Solicitation, including the Consent Card, are available, free of charge, at icommaterials.com/SITO.

Information Concerning the Company

We have omitted from this Consent Solicitation Statement certain disclosure required by applicable law to be included in the Company’s consent revocation statement and our Consent Solicitation Statement. Such disclosure includes, among other things, information regarding securities of the Company beneficially owned by the Company’s directors, nominees and management; certain stockholders’ beneficial ownership of more than 5% of the Company’s voting securities; information concerning executive compensation; and information concerning the procedures for submitting stockholder proposals and director nominations intended for consideration at the 2017 Annual Meeting and for consideration for inclusion in the proxy materials for that meeting. If the Company does not distribute a consent revocation statement to its stockholders prior to the consummation of this Consent Solicitation, we will distribute to the stockholders a supplement to this Consent Solicitation Statement containing such disclosures prior to its final delivery of consents to the Company. In addition, if the Company does distribute a consent revocation statement to its stockholders, We will not make a final delivery of consents until a period of at least three business days has expired subsequent to its distribution. Except as otherwise noted herein, the information in this Consent Solicitation Statement concerning the Company has been taken from or is based upon documents and records on file with the SEC and other publicly available information.

Conclusion

We urge you to carefully consider the information contained in the attached Consent Solicitation Statement and then support our efforts by signing, dating and returning the enclosed GOLD consent card today.

Thank you for your support,

Stephen D. Baksa

Thomas Candelaria

Michael Durden

Itzhak Fisher

Thomas J. Pallack

Matthew Stecker

Thomas Thekkethala

April      , 2017

ANNEX I

TRANSACTIONS BY THE PARTICIPANTS IN THE SECURITIES OF SITO MOBILE, LTD.
DURING THE PAST TWO YEARS

This Annex I sets forth information with respect to each purchase and sale of shares of Common Stock that was effectuated by a Participant, or affiliates of a Participant, during the past two years. As of the date of this Consent Statement, the Mr. Baksa Funds are the only Participants, or affiliates of a Participant, that beneficially own Common Stock. Unless otherwise indicated, all transactions were effectuated in the open market through a broker.

STEPHEN D. BAKSA

Trade Date	Shares Purchased (Sold)
March 17, 2017	73,194
March 29, 2017	19,361

Thomas M. Candelaria

Trade Date	Shares Purchased (Sold)
March 9, 2015	325,000

ANNEX II

AMENDED AND RESTATED BYLAWS OF

SITO MOBILE, LTD.

(a Delaware corporation)

————-

ARTICLE I

STOCKHOLDERS

1. CERTIFICATES REPRESENTING STOCK. Certificates representing stock in the corporation shall be signed by, or in the name of, the corporation by the Chairperson or Vice -Chairperson of the Board of Directors, if any, or by the President or a Vice-President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the corporation. Any or all the signatures on any such certificate may be a facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if such person were such officer, transfer agent, or registrar at the date of issue.

Whenever the corporation shall be authorized to issue more than one class of stock or more than one series of any class of stock, and whenever the corporation shall issue any shares of its stock as partly paid stock, the certificates representing shares of any such class or series or of any such partly paid stock shall set forth thereon the statements prescribed by the General Corporation Law. Any restrictions on the transfer or registration of transfer of any shares of stock of any class or series shall be noted conspicuously on the certificate representing such shares.

The corporation may issue a new certificate of stock or uncertificated shares in place of any certificate theretofore issued by it, alleged to have been lost, stolen, or destroyed, and the Board of Directors may require the owner of the lost, stolen, or destroyed certificate, or such owner 's legal representative, to give the corporation a bond sufficient to indemnify the corporation against any claim that may be made against it on account of the alleged loss, theft, or destruction of any such certificate or the issuance of any such new certificate or uncertificated shares.

2. UNCERTIFICATED SHARES. Subject to any conditions imposed by the General Corporation Law, the Board of Directors of the corporation may provide by resolution or resolutions that some or all of any or all classes or series of the stock of the corporation shall be uncertificated shares. Within a reasonable time after the issuance or transfer of any uncertificated shares, the corporation shall send to the registered owner thereof any written notice prescribed by the General Corporation Law.

3. FRACTIONAL SHARE INTERESTS. The corporation may, but shall not be required to, issue fractions of a share. If the corporation does not issue fractions of a share, it shall (1) arrange for the disposition of fractional interests by those entitled thereto, (2) pay in cash the fair value of fractions of a share as of the time when those entitled to receive such fractions are determined, or (3) issue scrip or warrants in registered form (either represented by a certificate or uncertificated) or bearer form (represented by a certificate) which shall entitle the holder to receive a full share upon the surrender of such scrip or warrants aggregating a full share. A certificate for a fractional share or an uncertificated fractional share shall, but scrip or warrants shall not unless otherwise provided therein, entitle the holder to exercise voting rights, to receive dividends thereon, and to participate in any of the assets of the corporation in the event of liquidation. The Board of Directors may cause scrip or warrants to be issued subject to the conditions that they shall become void if not exchanged for certificates representing the full shares or uncertificated full shares before a specified date, or subject to the conditions that the shares for which scrip or warrants are exchangeable may be sold by the corporation and the proceeds thereof distributed to the holders of scrip or warrants, or subject to any other conditions which the Board of Directors may impose.

4. STOCK TRANSFERS. Upon compliance with provisions restricting the transfer or registration of transfer of shares of stock, if any, transfers or registration of transfers of shares of stock of the corporation shall be made only on the stock ledger of the corporation by the registered holder thereof, or by the registered holder 's attorney thereunto authorized by power of attorney duly executed and filed with the Secretary of the corporation or with a transfer agent or a registrar, if any, and, in the case of shares represented by certificates, on surrender of the certificate or certificates for such shares of stock properly endorsed and the payment of all taxes due thereon.

5. RECORD DATE FOR STOCKHOLDERS. In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty nor less than ten days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting. In order that the corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not proceed the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining the stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by the General Corporation Law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation by delivery to its principal place of business or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by the General Corporation Law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action. In order that the corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion, or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

6. MEANING OF CERTAIN TERMS. As used herein in respect of the right to notice of a meeting of stockholders or a waiver thereof or to participate or vote thereat or to consent or dissent in writing in lieu of a meeting, as the case may be, the term "share " or "shares" or "share of stock"or "shares of stock" or "stockholder " or "stockholders " refers to an outstanding share or shares of stock and to a holder or holders of record of outstanding shares of stock when the corporation is authorized to issue only one class of shares of stock, and said reference is also intended to include any outstanding share or shares of stock and any holder or holders of record of outstanding shares of stock of any class upon which or upon whom the certificate of incorporation confers such rights where there are two or more classes or series of shares of stock or upon which or upon whom the General Corporation Law confers such rights notwithstanding that the certificate of incorporation may provide for more than one class or series of shares of stock, one or more of which are limited or denied such rights thereunder ; provided, however, that no such right shall vest in the event of an increase or a decrease in the authorized number of shares of stock of any class or series which is otherwise denied voting rights under the provisions of the certificate of incorporation, except as any provision of law may otherwise require.

7. STOCKHOLDER MEETINGS.

- TIME. The annual meeting shall be held on the date and at the time fixed, from time to time, by the directors, provided, that the first annual meeting shall be held on a date within thirteen months after the organization of the corporation, and each successive annual meeting shall be held on a date within thirteen months after the date of the preceding annual meeting. A special meeting shall be held on the date and at the time fixed by the directors.

- PLACE. Annual meetings and special meetings may be held at such place, either within or without the State of Delaware, as the directors may, from time to time, fix. Whenever the directors shall fail to fix such place, the meeting shall be held at the registered office of the corporation in the State of Delaware. The board of directors may also, in its sole discretion, determine that the meeting shall not be held at any place, but may instead be held solely by means of remote communication as authorized by Section 211(a) (2) of the Delaware General Corporation Law. If a meeting by remote communication is authorized by the board of directors in its sole discretion, and subject to guidelines and procedures as the board of directors may adopt, stockholders and proxyholders not physically present at a meeting of stockholders may, by means of remote communication participate in a meeting of stockholders and be deemed present in person and vote at a meeting of stockholders whether such meeting is to be held at a designated place or solely by means of remote communication, provided that (a) the corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxyholder, (b) the corporation shall implement reasonable measures to provide such stockholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (c) if any stockholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the corporation.

- CALL. Annual meetings and special meetings may be called by the directors or by any officer instructed by the directors to call the meeting.

- NOTICE OR WAIVER OF NOTICE. Written notice of all meetings shall be given, which shall state the place, if any, date, and hour of the meeting, the means of remote communication, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting, and in the case of a special meeting, the purpose or purposes for which the meeting is called. The notice of an annual meeting shall state that the meeting is called for the election of directors and for the transaction of other business which may properly come before the meeting, and shall (if any other action which could be taken at a special meeting is to be taken at such annual meeting) state the purpose or purposes. The notice of any meeting shall also include, or be accompanied by, any additional statements, information, or documents prescribed by the General Corporation Law. Except as otherwise provided by the General Corporation Law, the written notice of any meeting shall be given not less than ten days nor more than sixty days before the date of the meeting to each stockholder entitled to vote at such meeting. If mailed, notice is given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the records of the corporation. If a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time, place, if any, thereof, and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting the corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting; a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. Whenever notice is required to be given under the Delaware General Corporation Law, certificate of incorporation or bylaws, a written waiver signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a stockholder at a meeting of stockholders shall constitute a waiver of notice of such meeting, except when the stockholder attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the certificate of incorporation or these bylaws.

- STOCKHOLDER LIST. The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting for a period of at least ten days prior to the meeting on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting or during ordinary business hours at the principal place of business of the corporation. In the event that the corporation determines to make the list available on an electronic network, the corporation may take reasonable steps to ensure that such information is available only to stockholders of the corporation. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting. The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list required by this section or the books of the corporation, or to vote in person or by proxy at any meeting of stockholders.

- CONDUCT OF MEETING. Meetings of the stockholders shall be presided over by one of the following officers in the order of seniority and if present and acting - the Chairperson of the Board, if any, the Vice -Chairperson of the Board, if any, the President, a Vice -President, or, if none of the foregoing is in office and present and acting, by a chairperson to be chosen by the stockholders. The Secretary of the corporation, or in such Secretary's absence, an Assistant Secretary, shall act as secretary of every meeting, but if neither the Secretary nor an Assistant Secretary is present the chairperson of the meeting shall appoint a secretary of the meeting.

- PROXY REPRESENTATION. Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after 3 years from its date, unless the proxy provides for a longer period. A stockholder may execute a writing authorizing another person or persons to act for such stockholder as proxy. Execution may be accomplished by the stockholder or such stockholder's authorized officer, director, employee or agent signing such writing or causing such person's signature to be affixed to such writing by any reasonable means including, but not limited to, by facsimile signature. A stockholder may also authorize another person or persons to act for such stockholder as proxy by transmitting or authorizing the transmission of a telegram, cablegram, or other means of electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided that any such telegram, cablegram or other means of electronic transmission must either set forth or be submitted with information from which it can be determined that the telegram, cablegram or other electronic transmission was authorized by the stockholder. If it is determined that such telegrams, cablegrams or other electronic transmissions are valid, the inspectors or, if there are no inspectors, such other persons making the determination shall specify the information upon which they relied. Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission created pursuant to Section 212(c) of the Delaware General Corporation Law may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission. A duly executed proxy shall be irrevocable if it states that it is irrevocable and, if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the corporation generally.

- INSPECTORS. The directors, in advance of any meeting, may, but need not, appoint one or more inspectors of election to act at the meeting or any adjournment thereof. If an inspector or inspectors are not appointed, the person presiding at the meeting may, but need not, appoint one or more inspectors. In case any person who may be appointed as an inspector fails to appear or act, the vacancy may be filled by appointment made by the directors in advance of the meeting or at the meeting by the person presiding thereat. Each inspector, if any, before entering upon the discharge of duties of inspector, shall take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of such inspector's ability. The inspectors, if any, shall determine the number of shares of stock outstanding and the voting power of each, the shares of stock represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots, or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots, or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all stockholders. On request of the person presiding at the meeting, the inspector or inspectors, if any, shall make a report in writing of any challenge, question, or matter determined by such inspector or inspectors and execute a certificate of any fact found by such inspector or inspectors. Except as may otherwise be required by subsection (e) of Section 231 of the General Corporation Law, the provisions of that Section shall not apply to the corporation.

- QUORUM. The holders of a majority of the outstanding shares of stock shall constitute a quorum at a meeting of stockholders for the transaction of any business. The stockholders present may adjourn the meeting despite the absence of a quorum.

- VOTING. Each share of stock shall entitle the holder thereof to one vote. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Any other action shall be authorized by a majority OI the votes cast except where the General Corporation Law prescribes a different percentage of votes and/or a different exercise of voting power, and except as may be otherwise prescribed by the provisions of the certificate of incorporation and these Bylaws. In the election of directors, and for any other action, voting need not be by ballot.

8. STOCKHOLDER ACTION WITHOUT MEETINGS. Except as any provision of the General Corporation Law may otherwise require, any action required by the General Corporation Law to be taken at any annual or special meeting of stockholders, or any action which may be taken at any annual or special meeting of stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. A telegram, cablegram or other electronic transmission consenting to an action to be taken and transmitted by a stockholder or proxyholder, or by a person or persons authorized to act for a stockholder or proxyholder, shall be deemed to be written, signed and dated for the purposes of this section, provided that any such telegram, cablegram or other electronic transmission sets forth or is delivered with information from which the corporation can determine that the telegram, cablegram or other electronic transmission was transmitted by the stockholder or proxyholder or by a person or persons authorized to act for the stockholder or proxyholder and the date on which such stockholder or proxyholder or authorized person or persons transmitted such telegram, cablegram or electronic transmission. The date on which such telegram, cablegram or electronic transmission is transmitted shall be deemed to be the date on which such consent was signed. No consent given by telegram, cablegram or other electronic transmission shall be deemed to have been delivered until such consent is reproduced in paper form and until such paper shall be delivered to the corporation by delivery to its principal place of business or an officer or agent of the corporation having custody of the book in which the proceedings of meetings of stockholders are recorded, to the extent and in the manner provided by resolution of the board of directors of the corporation.. Any copy, facsimile or other reliable reproduction of a consent in writing may be substituted or used in lieu of the original writing for any and all purposes for which the original writing could be used, provided that such copy, facsimile or other reproduction shall be a complete reproduction of the entire original writing. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing. Action taken pursuant to this paragraph shall be subject to the provisions of Section 228 of the General Corporation Law.

ARTICLE II

DIRECTORS

l. FUNCTIONS AND DEFINITION. The business and affairs of the corporation shall be managed by or under the direction of the Board of Directors of the corporation. The Board of Directors shall have the authority to fix the compensation of the members thereof. The use of the phrase “whole board” herein refers to the total number of directors which the corporation would have if there were no vacancies.

2. QUALIFICATIONS AND NUMBER. A director need not be a stockholder, a citizen of the United States, or a resident of the State of Delaware. The initial Board of Directors shall consist of one (1) person. Thereafter the number of directors constituting the whole board shall be at least one. Subject to the foregoing limitation and except for the first Board of Directors, such number may be fixed from time to time by action of the stockholders or of the directors, or, if the number is not fixed, the number shall be one (1). The number of directors may be increased or decreased by action of the stockholders or of the directors.

3. ELECTION AND TERM. The first Board of Directors, unless the members thereof shall have been named in the certificate of incorporation, shall be elected by the incorporator or incorporators and shall hold office until the first annual meeting of stockholders and until their successors are elected and qualified or until their earlier resignation or removal. Any director may resign at any time upon notice given in writing or by electronic transmission to the corporation. Thereafter, directors who are elected at an annual meeting of stockholders, and directors who are elected in the interim to fill vacancies and newly created directorships, shall hold office until the next annual meeting of stockholders and until their successors are elected and qualified or until their earlier resignation or removal. Except as the General Corporation Law may otherwise require, in the interim between annual meetings of stockholders or of special meetings of stockholders called for the election of directors and/or for the removal of one or more directors and for the filling of any vacancy in that connection, newly created directorships and any vacancies in the Board of Directors, including unfilled vacancies resulting from the removal of directors for cause or without cause, may be filled by the vote of a majority of the remaining directors then in office, although less than a quorum, or by the sole remaining director or by a vote of the holders of a majority of the shares of each class of shares of voting stock, present in person or by proxy, or acting by written consent then entitled to vote at an election of directors.

4. MEETINGS.

- TIME. Meetings shall be held at such time as the Board shall fix, except that the first meeting of a newly elected Board shall be held as soon after its election as the directors may conveniently assemble.

- PLACE. Meetings shall be held at such place within or without the State of Delaware as shall be fixed by the Board.

- CALL. No call shall be required for regular meetings for which the time and place have been fixed. Special meetings may be called by or at the direction of the Chairperson of the Board, if any, the Vice -Chairperson of the Board, if any, of the President, or of a majority of the directors in office.

- NOTICE OR ACTUAL OR CONSTRUCTIVE WAIVER. No notice shall be required for regular meetings for which the time and place have been fixed. Written, oral or any other mode of notice of the time and place shall be given for special meetings in sufficient time for the convenient assembly of the directors thereat. Whenever notice is required to be given under the Delaware General Corporation Law, certificate of incorporation or bylaws, a written waiver signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of any such person at a meeting shall constitute a waiver of notice of such meeting, except when such person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the directors need be specified in any written waiver of notice.

- QUORUM AND ACTION. A majority of the whole Board shall constitute a quorum except when a vacancy or vacancies prevents such majority, whereupon a majority of the directors in office shall constitute a quorum, provided, that such majority shall constitute at least one- third of the whole Board. A majority of the directors present, whether or not a quorum is present, may adjourn a meeting to another time and place. Except as herein otherwise provided, and except as otherwise provided by the General Corporation Law, the vote of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board. The quorum and voting provisions herein stated shall not be construed as conflicting with any provisions of the General Corporation Law and these Bylaws which govern a meeting of directors held to fill vacancies and newly created directorships in the Board or action of disinterested directors.

Any member or members of the Board of Directors or of any committee designated by the Board, may participate in a meeting of the Board, or any such committee, as the case may be, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other.

- CHAIRPERSON OF THE MEETING. The Chairperson of the Board, if any and if present and acting, shall preside at all meetings. Otherwise, the Vice -Chairperson of the Board, if any and if present and acting, or the President, if present and acting, or any other director chosen by the Board, shall preside.

5. REMOVAL OF DIRECTORS. Except as may otherwise be provided by the General Corporation Law, any director or the entire Board of Directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors.

6. COMMITTEES. The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of any member of any such committee or committees, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation with the exception of any power or authority the delegation of which is prohibited by Section 141 of the General Corporation Law, and may authorize the seal of the corporation to be affixed to all papers which may require it.

7. WRITTEN ACTION. Any action required or permitted to be taken at any meeting of the Board of Directors or any committee thereof may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing or electronic transmission, and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

ARTICLE III

OFFICERS

The officers of the corporation shall consist of a President, a Secretary, a Treasurer, and, if deemed necessary, expedient, or desirable by the Board of Directors, a Chairperson of the Board, a Vice-Chairperson of the Board, an Executive Vice-President, one or more other Vice-Presidents, one or more Assistant Secretaries, one or more Assistant Treasurers, and such other officers with such titles as the resolution of the Board of Directors choosing them shall designate. Except as may otherwise be provided in the resolution of the Board of Directors choosing such officer, no officer other than the Chairperson or Vice -Chairperson of the Board, if any, need be a director. Any number of offices may be held by the same person, as the directors may determine.

Unless otherwise provided in the resolution choosing such officer, each officer shall be chosen for a term which shall continue until the meeting of the Board of Directors following the next annual meeting of stockholders and until such officer 's successor shall have been chosen and qualified.

All officers of the corporation shall have such authority and perform such duties in the management and operation of the corporation as shall be prescribed in the resolutions of the Board of Directors designating and choosing such officers and prescribing their authority and duties, and shall have such additional authority and duties as are incident to their office except to the extent that such resolutions may be inconsistent therewith. The Secretary or an Assistant Secretary of the corporation shall record all of the proceedings of all meetings and actions in writing of stockholders, directors, and committees of directors, and shall exercise such additional authority and perform such additional duties as the Board shall assign to such Secretary or Assistant Secretary. Any officer may be removed, with or without cause, by the Board of Directors. Any vacancy in any office may be filled by the Board of Directors.

ARTICLE IV

CORPORATE SEAL

The corporate seal shall be in such form as the Board of Directors shall prescribe.

ARTICLE V

FISCAL YEAR

The fiscal year of the corporation shall be fixed, and shall be subject to change, by the Board of Directors.

ARTICLE VI

CONTROL OVER BYLAWS

Subject to the provisions of the certificate of incorporation and the provisions of the General Corporation Law, the power to amend, alter, or repeal these Bylaws and to adopt new Bylaws may be exercised by the Board of Directors or by the stockholders.

ARTICLE VII

INDEMNIFICATION

1. RIGHT TO INDEMNIFICATION. The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "proceeding" ) by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys' fees) reasonably incurred by such person. Notwithstanding the preceding sentence, the Corporation shall be required to indemnify a person in connection with a proceeding (or part thereof) initiated by such person only if the proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.

2. PREPAYMENT OF EXPENSES. The Corporation shall pay the expenses (including attorneys' fees) incurred in defending any proceeding in advance of its final disposition; provided, however, that the payment of expenses incurred by a director or officer in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by the director or officer to repay all amounts advanced if it should be ultimately determined that the director or officer is not entitled to be indemnified under this Article VII or otherwise.

3. CLAIMS. If a claim for indemnification or payment of expenses under this Article VII is not paid in full within sixty days after a written claim therefor has been received by the Corporation, the claimant may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action the Corporation shall have the burden of proving that the claimant was not entitled to the requested indemnification or payment of expenses under applicable law.

4. NONEXCLUSIVITY OF RIGHTS. The rights conferred on any person by this Article VII shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, these Bylaws, agreement, vote of stockholders or disinterested directors or otherwise.

5. OTHER INDEMNIFICATION. The Corporation 's obligation, if any, to indemnify any person who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or nonprofit entity shall be reduced by any amount such person may collect as indemnification from such other corporation, partnership, joint venture, trust, enterprise or nonprofit enterprise.

6. AMENDMENT OR REPEAL. Any repeal or modification of the foregoing provisions of this Article VII shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

ARTICLE VIII

FORUM SELECTION

Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim for breach of a fiduciary duty owed by any director, officer, employee or agent of the Corporation to the Corporation or the Corporation's stockholders, (iii) any action asserting a claim arising pursuant to any provision of the Delaware General Corporation Law, the certificate of incorporation of the Corporation or these Bylaws (iv) any action asserting a claim governed by the internal affairs doctrine, in each case subject to said Court of Chancery having personal jurisdiction over the indispensable parties named as defendants therein. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article VIII.

* * *

ANNEX III

~~Exhibit 3.1~~

AMENDED AND RESTATED BYLAWS

OF

SITO ~~Mobile~~MOBILE, ~~Ltd~~LTD.

~~(A Delaware Corporation)~~

~~As adopted on and with effect from March 23, 2017~~

~~AMENDED AND RESTATED BYLAWS~~

~~OF~~

~~SITO Mobile, Ltd.~~

(~~A~~a Delaware ~~C~~corporation)

~~As adopted on and with effect from March 23, 2017~~

————

ARTICLE I

~~SECTION 1.~~ Annual Meeting~~. The annual meeting of stockholders (any such meeting being referred to in these Bylaws as an “~~Annual Meeting~~”) of SITO Mobile, Ltd., a Delaware corporation (the “~~Corporation~~”), for the election of directors to succeed those whose term expire (or, if fewer, the number of directors properly nominated and qualified for election) and for the transaction of such other business as may properly come before the meeting shall be held at the hour, date and place within or without the United States which is fixed by resolution of the Board of Directors (the “~~Board~~”) adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time such resolution is presented to the Board for adoption), which time, date and place may subsequently be changed at any time by resolution of the Board approved by the same vote of the Board as is required to fix the original time, date and place of the Annual Meeting. Any and all references hereafter in these Bylaws to an Annual Meeting or Annual Meetings also shall be deemed to refer to any special meeting(s) in lieu thereof.~~

STOCKHOLDERS

~~SECTION 2.~~ Notice of Stockholder Business and Nominations~~.~~

1. CERTIFICATES REPRESENTING STOCK. Certificates representing stock in the corporation shall be signed by, or in the name of, the corporation by the Chairperson or Vice -Chairperson of the Board of Directors, if any, or by the President or a Vice-President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the corporation. Any or all the signatures on any such certificate may be a facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if such person were such officer, transfer agent, or registrar at the date of issue.

~~(a)~~ Annual Meetings of Stockholders~~.~~

Whenever the corporation shall be authorized to issue more than one class of stock or more than one series of any class of stock, and whenever the corporation shall issue any shares of its stock as partly paid stock, the certificates representing shares of any such class or series or of any such partly paid stock shall set forth thereon the statements prescribed by the General Corporation Law. Any restrictions on the transfer or registration of transfer of any shares of stock of any class or series shall be noted conspicuously on the certificate representing such shares.

~~(1) For proposed nominations of persons for election to the Board of the Corporation and the proposal of business to be properly brought before an Annual Meeting, such proposed nominations or other proposed business must be brought before such meeting (a) pursuant to the Corporation’s notice of meeting (or any supplement thereto), (b) by or at the direction of the Board or any duly authorized committee thereof , or (c) by any stockholder of record of the Corporation “~~Present in Person~~” (as defined below) who (A) was a stockholder of record at the time of giving of notice provided for in Section 2(a)(2), (B) is entitled to vote at such meeting, and (C) who complies in all applicable respects with the requirements set forth in Section 2(a)(2) and the other requirements set forth elsewhere in this Section 2. In addition to the other requirements set forth in this Section 2, for any proposal of business to be considered at an Annual Meeting, it must be a proper subject for action by stockholders of the Corporation under these Bylaws, the Corporation’s Certificate of Incorporation (the “~~Certificate of Incorporation~~”), the General Corporation Law of the State of Delaware, as amended (the~~

~~“~~DGCL~~”), and other applicable law. Subject to Section 2(b)(10) of this Article I and except as otherwise required by applicable law, clause (c) of this Section 2(a)(1) shall be the exclusive means for a stockholder to make nominations or propose other business (other than proposals submitted for inclusion in the Corporation’s proxy statement pursuant to, and in compliance with, Rule 14a-8 (and the interpretations thereunder) of the Securities Exchange Act of 1934 (as amended from time to time, the “~~Exchange Act~~”) and the rules and regulations of the Securities and Exchange Commission (the “~~SEC~~”) promulgated thereunder and which proposals are not excludable under Rule 14a-8 of the Exchange Act, whether pursuant to a no-action letter from the Staff of the SEC’s Division of Corporation Finance or a determination of a federal court of competent jurisdiction) before an annual meeting of stockholders). For purposes of these Bylaws, “~~Present in Person~~” shall mean that the stockholder proposing that the business be brought before an Annual Meeting of the Corporation, or, if the proposing stockholder is not an individual, a Qualified Representative (as defined below) of such proposing stockholder, appear in person at such Annual Meeting (unless such meeting is held by means of remote communication in which case the proposing stockholder or its qualified representative shall be present at such annual meeting by means of remote communication).~~

The corporation may issue a new certificate of stock or uncertificated shares in place of any certificate theretofore issued by it, alleged to have been lost, stolen, or destroyed, and the Board of Directors may require the owner of the lost, stolen, or destroyed certificate, or such owner 's legal representative, to give the corporation a bond sufficient to indemnify the corporation against any claim that may be made against it on account of the alleged loss, theft, or destruction of any such certificate or the issuance of any such new certificate or uncertificated shares.

2. UNCERTIFICATED SHARES. Subject to any conditions imposed by the General Corporation Law, the Board of Directors of the corporation may provide by resolution or resolutions that some or all of any or all classes or series of the stock of the corporation shall be uncertificated shares. Within a reasonable time after the issuance or transfer of any uncertificated shares, the corporation shall send to the registered owner thereof any written notice prescribed by the General Corporation Law.

~~1~~

3. FRACTIONAL SHARE INTERESTS. The corporation may, but shall not be required to, issue fractions of a share. If the corporation does not issue fractions of a share, it shall (1) arrange for the disposition of fractional interests by those entitled thereto, (2) pay in cash the fair value of fractions of a share as of the time when those entitled to receive such fractions are determined, or (3) issue scrip or warrants in registered form (either represented by a certificate or uncertificated) or bearer form (represented by a certificate) which shall entitle the holder to receive a full share upon the surrender of such scrip or warrants aggregating a full share. A certificate for a fractional share or an uncertificated fractional share shall, but scrip or warrants shall not unless otherwise provided therein, entitle the holder to exercise voting rights, to receive dividends thereon, and to participate in any of the assets of the corporation in the event of liquidation. The Board of Directors may cause scrip or warrants to be issued subject to the conditions that they shall become void if not exchanged for certificates representing the full shares or uncertificated full shares before a specified date, or subject to the conditions that the shares for which scrip or warrants are exchangeable may be sold by the corporation and the proceeds thereof distributed to the holders of scrip or warrants, or subject to any other conditions which the Board of Directors may impose.

~~(2) Except as otherwise required by applicable law or the Certificate of Incorporation, for proposed nominations or other proposed business to be properly brought before an Annual Meeting by a stockholder pursuant to clause (c) of paragraph (a)(1) of this Section 2, (i) the stockholder must have given timely notice thereof in writing and in proper form to the Secretary of the Corporation with the information contemplated and required by this Section 2(a)(2) including, where applicable, delivery to the Corporation of timely and completed questionnaires as contemplated and required by this Section 2(a)(2), (ii) the stockholder must have otherwise complied with this Section 2(a)(2) and all other provisions of this Section 2 in all applicable respects, (iii) the making of such proposal or proposed nomination(s) must be permitted by the Certificate of Incorporation, these Bylaws, the DGCL and other applicable law, and (iv) the proposed business and/or proposed nomination(s) must be proper matters for stockholder action under the Certificate of Incorporation, these Bylaws, the DGCL and other applicable law. To be timely for purposes of this Section 2(a)(2), a stockholder’s notice shall be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation on a date not later than the close of business on the ninetieth (90th) calendar day, nor earlier than the close of business on the one hundred twentieth (120th) calendar day, prior to the first anniversary of the immediately preceding year’s Annual Meeting; provided, however, that if there was no annual meeting in the immediately preceding year or in the event that the date of the Annual Meeting is advanced by more than thirty (30) calendar days before or delayed by more than sixty (60) calendar days after such anniversary date, notice by the stockholder to be timely must be so delivered on or before the later of (i) the close of business on the ninetieth (90th) calendar day prior to such Annual Meeting or (ii) the close of business on the tenth (10th) calendar day following the day on which public disclosure of the date of such meeting by the Corporation is first made. In no event shall any adjournment or postponement of an annual meeting or the announcement thereof commence a new time period for the delivery of such notice. To be in proper form, a notice from a stockholder shall set forth: (a) as to each person whom such stockholder proposes to nominate for election or re-election as a director, (i) all information relating to such proposed nominee that would be required to be disclosed in a proxy statement or other filing if such a filing was to be made in connection with a solicitation of proxies for the election of such proposed nominee in an election contest (even if a contested solicitation is not involved), or is otherwise required, in each case pursuant to and in accordance with Regulation 14A under the Exchange Act and the rules and regulations of the SEC promulgated thereunder (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director of the Corporation if elected); (ii) a description in reasonable detail of all direct and indirect compensation, reimbursement, indemnification or other benefit (whether monetary or non-monetary) arrangements, agreements or understandings, written or oral, during the past three years, and any other material relationship, if any, between or concerning such stockholder, any Stockholder Associated Person (as defined below) or any of their respective affiliates or associates, on the one hand, and the proposed nominee or any of his or her affiliates or associates, on the other hand; (iii) a description in reasonable detail of any and all agreements, arrangements and/or understandings (whether written or oral and whether formal or informal), between such proposed nominee and any person or entity (naming each such person or entity) with respect to any direct or indirect compensation, reimbursement, indemnification or other benefit (whether monetary or non-monetary) in connection with or related to such proposed nominee’s service on the Board if elected as a member of the Board; (iv) all information that would be required to be disclosed pursuant to Items 403 and 404 under Regulation S-K if the stockholder providing the notice or any Stockholder Associated Person were the “registrant” for purposes of such rule and the proposed nominee were a director or executive officer of such registrant; (v) all information with respect to such proposed nominee that would be required to be set forth in a stockholder’s notice pursuant to this Section 2(a)(2) if such proposed nominee was the proposing stockholder or a~~

~~Stockholder Associated Person; (vi) to the extent that such proposed nominee has entered into (a) any agreement, arrangement or understanding (whether written or oral and whether formal or informal) with, or has given any commitment or assurance to, any person or entity as to the positions that such proposed nominee, if elected as a director of the Corporation, would take in support of or in opposition to any issue or question that may be presented to him or her for consideration in his or her capacity as a director of the Corporation, (b) any agreement, arrangement or understanding (whether written or oral and whether formal or informal) with, or has given any commitment or assurance to, to any person or entity as to how such proposed nominee, if elected as a director of the Corporation, would act or vote with respect to any issue or question presented to him or her for consideration in his or her capacity as a director of the Corporation, (c) any agreement, arrangement or understanding (whether written or oral, formal or informal) with any person or entity that could potentially limit or interfere with the proposed nominee’s ability to comply, if elected as a director of the Corporation, with his or her fiduciary duties, as a director of the Corporation, to the Corporation or its stockholders, or (d) any agreement, arrangement or understanding (whether written or oral and whether formal or informal) with any person or entity that could be reasonably interpreted as having been or being intended to require such proposed nominee to consider the interests of a person or entity (other than the Corporation and its stockholders) in complying with his or her fiduciary duties, as a director of the Corporation, to the Corporation or its stockholders, a description in reasonable detail of each such agreement, arrangement or understanding (whether written or oral and whether formal or informal) or commitment or assurance (whether written or oral and whether formal or informal); (vii) to the extent that such proposed nominee has been determined by any governmental authority or self-regulatory organization to have violated any federal or state securities or commodities laws, including but not limited to, the Securities Act of 1933, as amended, the Exchange Act or the Commodity Exchange Act, a description in reasonable detail of such violation and all legal proceedings relating thereto; (viii) to the extent that such proposed nominee has been convicted of any past criminal offenses involving dishonesty or a breach of trust or duty, a description in reasonable detail of such offense and all legal proceedings relating thereto; (ix) to the extent that such proposed nominee has ever been suspended or barred by any~~

4. STOCK TRANSFERS. Upon compliance with provisions restricting the transfer or registration of transfer of shares of stock, if any, transfers or registration of transfers of shares of stock of the corporation shall be made only on the stock ledger of the corporation by the registered holder thereof, or by the registered holder 's attorney thereunto authorized by power of attorney duly executed and filed with the Secretary of the corporation or with a transfer agent or a registrar, if any, and, in the case of shares represented by certificates, on surrender of the certificate or certificates for such shares of stock properly endorsed and the payment of all taxes due thereon.

~~2~~

5. RECORD DATE FOR STOCKHOLDERS. In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty nor less than ten days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting. In order that the corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not proceed the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining the stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by the General Corporation Law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation by delivery to its principal place of business or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by the General Corporation Law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action. In order that the corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion, or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

~~governmental authority or self-regulatory organization from engaging in any profession or participating in any industry, or has otherwise been subject to a disciplinary action by a governmental authority or self-regulatory organization that provides oversight over the proposed nominee’s current or past profession or an industry that the proposed nominee has participated in, a description in reasonable detail of such action and the reasons therefor; and (x) such proposed nominee’s executed written undertaking agreeing to comply, if elected as a director of the Corporation, with all corporate governance, conflicts of interest, code of conduct and ethics, confidentiality and stock ownership and trading policies and guidelines of the Corporation, as the same shall be amended from time to time by the Board and further agreeing not to become, a party to any agreement, arrangement or understanding with any person or entity other than the Corporation in connection with service or action as a member of the Board that has not been disclosed to the Corporation; (b) as to any other business that the stockholder proposes to bring before the meeting, a description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the Bylaws of the Corporation, the language of the proposed amendment), any interest in such business of such stockholder or any Stockholder Associated Person, individually or in the aggregate, including any anticipated benefit to the stockholder or any Stockholder Associated Person therefrom and the names and addresses of other stockholders known by the stockholder proposing such business to support such proposal, and the class and number of shares of the Corporation’s capital stock beneficially owned by such other stockholders; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder or any Stockholder Associated Person as they appear on the Corporation’s books, and of such beneficial owner, (ii) the class (and, if applicable, series) and number of shares of the Corporation which are owned, directly or indirectly, beneficially and of record by such stockholder or any Stockholder Associated Person (including any shares of any class or series of the Corporation as to which such stockholder or any Stockholder Associated Person has a right to acquire beneficial ownership at any time in the future, whether such right is exercisable immediately, only after the passage of time or only upon the satisfaction of certain conditions precedent), the dates on which such shares were acquired and the investment intent of such acquisition of shares at the time they were acquired, (iii) a description in reasonable detail of any option, warrant, convertible security, stock appreciation right or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class (or, if applicable, series) of shares of stock of the Corporation or with a value derived in whole or in part from the value of any class (or, if applicable, series) of shares of stock of the Corporation, whether or not such instrument or right shall be subject to settlement in the underlying class or series of capital stock of the Corporation or otherwise (each, a “~~Derivative Instrument~~”) directly or indirectly owned beneficially or of record by such stockholder or any Stockholder Associated Person and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of stock of the Corporation of the stockholder or any Stockholder Associated Person, (iv) a description in reasonable detail of any proxy, contract, arrangement, understanding or relationship (whether written or oral and whether formal or informal) between such stockholder or any Stockholder Associated Person and any other person or entity (naming each such person or entity) pursuant to which such stockholder or any Stockholder Associated Person has a right to vote any securities of the Corporation, (v) a description in reasonable detail of any plans or proposals, that would be required to be disclosed by such stockholder or any Stockholder Associated Person or any other person or entity pursuant to Item 4 of a Schedule 13D that would be filed pursuant to the Exchange Act and the rules and regulations promulgated thereunder (regardless of whether the requirement to file a Schedule 13D is applicable to such stockholder or any Stockholder Associated Person or other person or entity) together with a description of any agreements, arrangements or understandings (whether written or oral and whether formal or informal) that relate to such plans or proposals, (vi) a description in reasonable detail of any agreements, arrangements or understandings that would be required to be disclosed by such stockholder or any Stockholder Associated Person or any other person or entity pursuant to Item 5 or Item 6 of a Schedule 13D that would be filed pursuant to the Exchange Act and the rules and regulations promulgated thereunder (regardless of whether the requirement to file a Schedule 13D is applicable to such stockholder or any Stockholder Associated Person or~~

~~other person or entity), (vii) a description in reasonable detail of any proportionate interest in shares of the Corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such stockholder or any Stockholder Associated Person is a general partner or beneficially owns, directly or indirectly, an interest in a general partner, (viii) a description in reasonable detail of any performance-related fees (other than an asset-based fee) that such stockholder or any Stockholder Associated Person is entitled to attributable to any increase or decrease in the value of the shares of stock of the Corporation or Derivative Instruments, (ix) a description in reasonable detail of any pending, or to such stockholder’s knowledge, threatened legal proceeding in which such stockholder or any Stockholder Associated Person is a party or participant involving the Corporation or any officer, director affiliate, or associate of the Corporation, (x) a description in reasonable detail of any relationship (including any direct or indirect interest in any agreement, arrangement or understanding, whether written or oral and whether formal or informal) between such stockholder or any Stockholder Associated Person and the Corporation or any director, officer, affiliate or associate of the Corporation (naming such officer, director affiliate, or associate), including, but not limited to, a description in reasonable detail of any discussions between such stockholder or any Stockholder Associated Person and any officer, director affiliate, or associate of the Corporation (naming such officer, director affiliate, or associate) with respect to (1) the proposal of any business or the proposal of any nominees sought to be brought before an Annual Meeting by a stockholder, (2) any changes sought to be made to the composition of the Board or the Corporation’s strategic direction, or (3) any plans or proposals for the Corporation to be potentially pursued by the stockholder or any Stockholder Associated Person if any proposed business was approved, or any proposed nominees were elected, at the Annual Meeting, (xi) a description in reasonable detail of any direct or indirect interest of such stockholder or any Stockholder Associated Person in any current or proposed contract or agreement or existing, pending or proposed transaction with the Corporation, or any affiliate or associate of the Corporation (naming such affiliate or associate), (xii) any other information relating to such stockholder or any Stockholder Associated Person required to be disclosed in a proxy statement or other filing if such a filing was to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in an election contest (even if a contested solicitation is not involved) pursuant to, and in accordance with, Section 14(a) of the Exchange Act and the rules and regulations of the SEC promulgated thereunder, (xiii) a representation that the stockholder is a holder of record of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such~~

6. MEANING OF CERTAIN TERMS. As used herein in respect of the right to notice of a meeting of stockholders or a waiver thereof or to participate or vote thereat or to consent or dissent in writing in lieu of a meeting, as the case may be, the term "share " or "shares"or "share of stock"or "shares of stock" or "stockholder " or "stockholders " refers to an outstanding share or shares of stock and to a holder or holders of record of outstanding shares of stock when the corporation is authorized to issue only one class of shares of stock, and said reference is also intended to include any outstanding share or shares of stock and any holder or holders of record of outstanding shares of stock of any class upon which or upon whom the certificate of incorporation confers such rights where there are two or more classes or series of shares of stock or upon which or upon whom the General Corporation Law confers such rights notwithstanding that the certificate of incorporation may provide for more than one class or series of shares of stock, one or more of which are limited or denied such rights thereunder ; provided, however, that no such right shall vest in the event of an increase or a decrease in the authorized number of shares of stock of any class or series which is otherwise denied voting rights under the provisions of the certificate of incorporation, except as any provision of law may otherwise require.

~~3~~

7. STOCKHOLDER MEETINGS.

~~business or nomination (unless such meeting is held by means of remote communication and, in such case, a representation that the stockholder shall appear at the meeting by means of remote communication), (xiv) a certification that the stockholder and all Stockholder Associated Persons have complied with all applicable federal, state and other legal requirements, including, but not limited to, Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, in connection with the stockholder’s and each Stockholder Associated Person’s acquisition and record and/or beneficial ownership of shares of capital stock or other securities of the Corporation, and (xv) whether either the stockholder intends to deliver a proxy statement and form of proxy to holders of, in the case of a proposal, at least the percentage of the Corporation’s voting shares required under the Certificate of Incorporation, the Bylaws and applicable law to carry the proposal or, in the case of a nomination or nominations, a sufficient number of holders of the Corporation’s voting shares reasonably believed by such stockholder to be sufficient to elect such nominee(s) or otherwise to solicit proxies or votes from stockholders in support of such proposal or nomination. For purposes of these Bylaws, “~~close of business~~” shall mean 5:00~~

~~p.m. local time at the principal executive offices of the Corporation on any calendar day, whether or not such day is a business day. For purposes of these bylaws, a “~~Stockholder Associated Person~~” of any stockholder means (i) any “affiliate” or “associate” (as those terms are defined in Rule 12b-2 under the Exchange Act) of such stockholder, (ii) any beneficial or record owner of any capital stock or other securities of the Corporation owned of record or beneficially by such stockholder, (iii) any person directly or indirectly controlling, controlled by or under common control with such stockholder or any Stockholder Associated Person referred to in clause (i) or (ii) above, (iv) any person who is a member of a “group” (for purposes of these Bylaws, as such term is used in Rule 13d-5 under the Exchange Act) with any such stockholder or beneficial owner (or their respective affiliates and associates), (v) any person “Acting in Concert” in respect of any matter involving the Corporation or its securities with either such stockholder or any beneficial or record owner of any capital stock or other securities of the Corporation owned of record or beneficially by such stockholder (or their respective affiliates and associates), and (vi) any participant (as defined in paragraphs (a)(ii)-(vi) of Instruction 3 to Item 4 of Schedule 14A, or any successor instructions) with such stockholder or beneficial owner in the solicitation of proxies in respect of any nominations or other business proposed to be brought before the stockholders of the Corporation. For purposes of these Bylaws, a person shall be deemed to be “~~Acting in Concert~~” with another person if such person knowingly acts (whether or not pursuant to an express agreement, arrangement or understanding) in concert with, or towards a common goal relating to the management, governance or control of the Corporation in parallel with, such other person where (A) each person is conscious of the other person’s conduct or intent and this awareness is an element in their decision-making processes and (B) at least one additional factor suggests that such persons intend to act in concert or in parallel, which such additional factors may include, without limitation, exchanging information (whether publicly or privately), attending meetings, conducting discussions, or making or soliciting invitations to act in concert or in parallel; provided, however, that a person shall not be deemed to be Acting in Concert with any other person solely as a result of the solicitation or receipt of revocable proxies, or special meeting demands from such other person in response to a solicitation made pursuant to, and in accordance with, Section 14(a) of the Exchange Act by way of a proxy statement filed on Schedule 14A. A person “~~Acting in Concert~~” with another person shall be deemed to be “Acting in Concert” with any third party who is also “Acting in Concert” with such other person. In addition, in order for a proposed nomination to be properly brought by a stockholder before (i) an Annual Meeting pursuant to clause (c) of Section 2(a)(1), or (ii) a special meeting pursuant to Section 2(b)(9), any nominee proposed by a stockholder shall complete a questionnaire, in a form provided by the Corporation upon request to the Corporation’s Corporate Secretary, and deliver a signed copy of such completed questionnaire to the Corporation no later than the tenth (10th) calendar day after the date that the Corporation makes available to the stockholder seeking to make such nomination or such proposed nominee the form of such questionnaire. The Corporation may require any proposed nominee to furnish such other information as may be reasonably requested by the Corporation to determine the eligibility of the proposed nominee to serve as an independent director of the Corporation or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of the nominee. The information required to be included in a notice pursuant to this Section 2(a)(2) or Section 2(b)(9) shall be provided as of the date of such notice and shall be supplemented by the stockholder not later than ten (10) calendar days after the record date for the determination of stockholders entitled to notice of the meeting to disclose any changes to such information as of the record date. Upon written request by the Secretary of the Corporation, any stockholder submitting a notice pursuant to this Section 2(a)(2) or Section 2(b)(9) shall provide, within five (5) business days of delivery of such request (or such other period as may be specified in such request), written verification, satisfactory in the reasonable discretion of the Corporation, to demonstrate the complete accuracy and truthfulness of any information, and the absence of any false and misleading statements or other statements that may violate the Exchange Act or other applicable law, in any notice submitted by the stockholder pursuant to this Section 2(a)(2) or Section 2(b)(9) (including, if requested by the Corporation, written confirmation by such stockholder that it continues to intend to bring before the meeting the proposed nominations and/or other business proposed in its stockholder notice). If a stockholder fails to provide such written verification within such period, the information as to which written verification was requested may be deemed not to have been provided in accordance with this Section 2(a)(2) or Section 2(b)(9). The information required to be included in a notice pursuant to this Section 2(a)(2) or Section 2(b)(9) shall not include any ordinary course business activities of any broker, dealer, commercial bank, trust company or other nominee who, in the ordinary course of business, is directed to prepare and submit the notice required by this Section 2(a)(2) or Section 2(b)(9) on behalf of a beneficial owner of the shares held of record by such broker, dealer, commercial bank, trust company or other nominee and who is not otherwise affiliated or associated with such beneficial owner.~~

- TIME. The annual meeting shall be held on the date and at the time fixed, from time to time, by the directors, provided, that the first annual meeting shall be held on a date within thirteen months after the organization

~~(3) Notwithstanding anything in the second sentence of paragraph (a)(2) of this Section 2 to the contrary, in the event that the number of directors to be elected to the Board of the Corporation is increased and there is no public disclosure, made by the Corporation, naming all of the nominees for director or specifying the size of the increased Board at least one hundred (100) calendar days prior to the first anniversary of the immediately preceding year’s Annual Meeting, a~~

~~stockholder’s notice required by this Section 2 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, and only with respect to a stockholder who had, prior to such increase in the size of the Board, previously submitted in proper written form, in compliance with this Section 2, a notice prior to the deadline set forth in the second sentence of paragraph (a)(2) of this Section 2, if it shall be delivered to, or mailed and received by, the Secretary of the Corporation at the principal executive offices of the Corporation not later than the close of business on the tenth (10th) calendar day following the day on which such public disclosure is first made by the Corporation.~~

of the corporation, and each successive annual meeting shall be held on a date within thirteen months after the date of the preceding annual meeting. A special meeting shall be held on the date and at the time fixed by the directors.

~~4~~

- PLACE. Annual meetings and special meetings may be held at such place, either within or without the State of Delaware, as the directors may, from time to time, fix. Whenever the directors shall fail to fix such place, the meeting shall be held at the registered office of the corporation in the State of Delaware. The board of directors may also, in its sole discretion, determine that the meeting shall not be held at any place, but may instead be held solely by means of remote communication as authorized by Section 211(a) (2) of the Delaware General Corporation Law. If a meeting by remote communication is authorized by the board of directors in its sole discretion, and subject to guidelines and procedures as the board of directors may adopt, stockholders and proxyholders not physically present at a meeting of stockholders may, by means of remote communication participate in a meeting of stockholders and be deemed present in person and vote at a meeting of stockholders whether such meeting is to be held at a designated place or solely by means of remote communication, provided that (a) the corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxyholder, (b) the corporation shall implement reasonable measures to provide such stockholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (c) if any stockholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the corporation.

- CALL. Annual meetings and special meetings may be called by the directors or by any officer instructed by the directors to call the meeting.

~~(b)~~ General~~.~~

~~(1) Subject to the Certificate of Incorporation, Section 2(b)(10) of these Bylaws and applicable law, only such persons who are proposed as nominees in accordance with the provisions of this Section 2 shall be eligible for election and to serve as directors and the only business that shall be conducted at an Annual Meeting is the business that shall have been brought before the Annual Meeting in accordance with the provisions of this Section 2. The chairman of the meeting shall have the power to determine whether a nomination or any other business proposed to be brought before the meeting was made in accordance with the provisions of this Section 2 and if the chairman of the meeting determines that any stockholder proposal or proposed nomination was not made in accordance with the provisions of this Section 2, such stockholder proposal or proposed nomination shall be disregarded and shall not be presented for action at the Annual Meeting.~~

~~(2) For purposes of these Bylaws, “~~public disclosure~~” or its corollary “~~publicly disclosed~~” shall mean disclosure in (i) a press release issued by the Corporation and distributed through a nationally-recognized news distribution service, (ii) a document publicly filed or furnished by the Corporation with the SEC pursuant to Section 13, 14 or 15(d) of the Act, or (iii) another method reasonably intended by the Corporation to achieve broad-based dissemination of the information contained therein.~~

~~(3) Notwithstanding anything in this Section 2 to the contrary, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations promulgated thereunder including, but not limited~~

~~to, Section 13(d) and Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder, with respect to the matters set forth in this Section 2 and any filings required to be made with the SEC in connection therewith. Nothing in this Section 2 shall be deemed to affect any rights of (i) stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to, and in compliance with, Rule 14a-8 under the Exchange Act and the SEC’s interpretations thereunder, including those of the Staff of the SEC’s Division of Corporation Finance, or (ii) the holders of any series of Undesignated Preferred Stock to elect directors under specified circumstances.~~

~~(4) Notwithstanding any notice of the meeting sent to stockholders on behalf of the Corporation, a stockholder must separately comply with this Section 2 to propose any nominations or conduct other business at any stockholder meeting. If the stockholder’s proposed business, including, but not limited to, the election of directors, is the same or relates to business brought by the Corporation and included in the Corporation’s meeting notice, the stockholder is nevertheless still required to comply with this Section 2 and deliver its own separate and timely notice to the Secretary of the Corporation that complies in all respects with the requirements of this Section 2.~~

~~(5) A stockholder submitting a notice to the Corporation pursuant to paragraph (a)(2) of this Section 2, by its delivery to the Corporation, represents and warrants that all information contained therein, is true, accurate and complete in all respects, contains no false and misleading statements and no statements that violate the Exchange Act or other applicable law and such stockholder acknowledges that it intends for the Corporation and the Board to rely on such information as (i) being true, accurate and complete in all respects and (ii) not containing any false and misleading statements or any statements that violate the Exchange Act or other applicable law.~~

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~~(6) For a stockholder’s notice to comply with the requirements of paragraph (a)(2) of this Section 2, it must set forth in writing directly within the body of the notice (as opposed to being incorporated by reference from any other document or writing not prepared in response to the requirements of this Section 2) all the information required to be included therein as set forth in paragraph (a)(2) of this Section 2 and each of the requirements of paragraph (a)(2) of this Section 2 shall be directly responded to in a manner that makes it clearly apparent how the information provided is specifically responsive to any requirements of this paragraph (a)(2). For the avoidance of doubt, a stockholder’s notice shall not be deemed to be in compliance with paragraph (a)(2) of this Section 2 if it attempts to include the required information by incorporating by reference any other document, writing or part thereof, including, but not limited to, any documents publicly filed with the SEC.~~

~~(7) For a stockholder’s notice to comply with the requirements of paragraph (a)(2) of this Section 2, each of the requirements of paragraph (a)(2) of this Section 2 shall be directly and expressly responded to and a stockholder’s notice must clearly indicate and expressly reference which provisions of paragraph (a)(2) of this Section 2 the information disclosed is intended to be responsive to. Information disclosed in one section of the stockholder’s notice in response to one provision of paragraph (a)(2) of this Section 2 shall not be deemed responsive to any other provision of paragraph (a)(2) of this Section 2 unless it is expressly cross-referenced to such other provision and it is clearly apparent how the information included in one section of the stockholder’s notice is directly and expressly responsive to the information required to be included in another section of the stockholder’s notice pursuant to paragraph (a)(2) of this Section 2. For the avoidance of doubt, statements purporting to provide global cross-references that purport to provide that all information provided shall be deemed to be responsive to all requirements of paragraph (a)(2) of this Section 2 shall not satisfy the requirements of this paragraph (b)(7) of this Section 2.~~

~~(8) Notwithstanding the foregoing provisions of this Section 2, unless otherwise required by applicable law, if the stockholder (or a qualified representative of the stockholder) does not appear at the Annual Meeting or a special meeting of stockholders of the Corporation to present a proposed nomination or other proposed business or does not provide the information required by paragraph (a)(2) of Section 2 in a manner that complies with all applicable provisions of this Section 2, including providing on a timely basis any required supplement thereto, such proposed nomination and/or other proposed business, as the case may, shall be disregarded and such proposed nomination and/or proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been solicited by the stockholder and delivered to the Corporation. For purposes of this Section 2, to be considered a qualified representative of the stockholder, a person must be a duly authorized officer, member, manager or partner of such stockholder or must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders.~~

~~6~~

~~(9) Nominations of persons for election to the Board may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting (a) by or at the direction of the Board or any duly authorized committee thereof or (b) provided that the Board has determined that directors shall be elected at such meeting, by any stockholder of the Corporation who is a stockholder of record at the time the notice provided for in this Section 2(b)(9) is delivered to the Secretary of the Corporation, who is entitled to vote at the meeting upon such election, who attends, or whose duly qualified representative attends, the meeting and makes such nominations, and who complies with the requirements of this Section 2(b)(9) in all applicable respects. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board, any such stockholder entitled to vote in such election of directors may propose a nominee or nominees (as the case may be) for election to such position(s) as specified in the Corporation’s notice of meeting, if a stockholder’s notice containing the information contemplated and required by paragraph (a)(2) of Section 2 (including, but not limited to, for each proposed nominee, the completed and signed questionnaire and undertaking required thereby) shall be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation not earlier than the close of business on the one hundred twentieth (120th) calendar day prior to such special meeting and not later than the close of business on the later of (i) the ninetieth (90th) calendar day prior to such special meeting or (ii) the tenth (10th) calendar day following the day on which public disclosure is first made by the Corporation of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting. In no event shall the public disclosure of an adjournment or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above. Except as expressly provided by, and subject to compliance with, this Section 2(b)(9), stockholders shall not be permitted to bring before any special meeting of the stockholders any proposed business or the proposed nomination of persons for election to the Board.~~

~~(10) All provisions of this Section 2 are subject to, and nothing in this Section 2 shall in any way limit the exercise, or the method or timing of the exercise of, the rights of any person expressly granted by the Corporation pursuant to a written agreement to nominate directors, which rights may be exercised without compliance with the provisions of this Section 2.~~

~~SECTION 3.~~ Special Meetings~~. Except as otherwise required by statute and subject to the rights, if any, of the holders of any series of Undesignated Preferred Stock, special meetings of the stockholders of the Corporation may be called only by the Board acting pursuant to a resolution approved by the affirmative vote of a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time such resolution is presented to the Board for adoption). At any special meeting of the stockholders, only such business shall be conducted or considered as shall have been properly brought before the special meeting. For business to be properly brought before a special meeting, it must be (i) specified in the Corporation’s notice of meeting (or any supplement thereto) given by or at the direction of the Board (or any duly authorized committee thereof), (ii) if not specified in the notice of meeting (or any supplement thereto) provided by or at the direction of the Board (or any duly authorized committee thereof), otherwise properly brought before the special meeting by or at the direction of the Board (or any duly authorized committee of the Board) or the Chairman of the Board (if any), or (iii) with respect to the election of directors, provided that the Board has called a special meeting of stockholders for the purpose of electing one or more directors to the Board, by any stockholder of the Corporation who complies in all respects with the requirements of Section 2(b)(9). Only those matters set forth in the Corporation’s notice of the special meeting may be considered or acted upon at a special meeting of stockholders of the Corporation.~~

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~~SECTION 4.~~ Notice of Meetings; Postponements; Adjournments~~.~~

~~(a) A notice of each Annual Meeting stating the hour, date and place, if any, of such Annual Meeting shall be given not less than ten (10) calendar days nor more than sixty (60) calendar days before the Annual Meeting, to each stockholder entitled to vote thereat by delivering such notice to such stockholder or by mailing it, postage prepaid, addressed to such stockholder at the address of such stockholder as it appears on the Corporation’s stock transfer books. Notice of all special meetings of stockholders shall be given in the same manner as provided for Annual Meetings, except that the notice of all special meetings shall state the purpose or purposes for which the meeting has been called. Notice of an Annual Meeting or special meeting of stockholders need not be given to a stockholder if a waiver of notice is executed before or after such meeting by such stockholder or if such stockholder attends such meeting, unless such attendance is for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting was not lawfully called or convened.~~

~~(b) The Board may postpone and reschedule any previously scheduled Annual Meeting or special meeting of stockholders and any record date with respect thereto, regardless of whether any notice or public disclosure with respect to~~

~~any such meeting has been sent or made pursuant to Section 2 of this Article I of these Bylaws or otherwise. In no event shall the public disclosure of an adjournment, postponement or rescheduling of any previously scheduled meeting of stockholders commence a new time period for the giving of a stockholder’s notice under Section 2 of this Article I of these Bylaws. When a previously called Annual Meeting or special meeting is postponed to another time, date or place, if any, notice of the place (if any), date and time of the postponed meeting, the record date for determining the stockholders entitled to vote at the meeting (if such date is different from the record date for stockholders entitled to notice of the meeting) and the means of remote communications, if any, by which stockholders and proxy holders may be deemed present and vote at such postponed meeting, shall be given in conformity with this Section 4 unless such meeting is postponed to a date that is not more than sixty (60) calendar days after the date that the initial notice of the meeting was provided in conformity with this Section 4.~~

~~(c) When any meeting is convened, the presiding officer may adjourn the meeting if (i) no quorum is present for the transaction of business, (ii) the Board determines that adjournment is necessary or appropriate to enable the stockholders to consider fully information which the Board determines has not been made sufficiently or timely available to stockholders, or (iii) the Board determines that adjournment is otherwise in the best interests of the Corporation. When any Annual Meeting or special meeting of stockholders~~ - NOTICE OR WAIVER OF NOTICE. Written notice of all meetings shall be given, which shall state the place, if any, date, and hour of the meeting, the means of remote communication, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting, and in the case of a special meeting, the purpose or purposes for which the meeting is called. The notice of an annual meeting shall state that the meeting is called for the election of directors and for the transaction of other business which may properly come before the meeting, and shall (if any other action which could be taken at a special meeting is to be taken at such annual meeting) state the purpose or purposes. The notice of any meeting shall also include, or be accompanied by, any additional statements, information, or documents prescribed by the General Corporation Law. Except as otherwise provided by the General Corporation Law, the written notice of any meeting shall be given not less than ten days nor more than sixty days before the date of the meeting to each stockholder entitled to vote at such meeting. If mailed, notice is given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the records of the corporation. If a meeting is adjourned to another ~~hour, date~~time or place, notice need not be given of the adjourned meeting ~~other than an announcement at the meeting at which the adjournment is taken of the hour, date and~~if the time, place, if any, ~~to which the meeting is adjourned~~thereof, and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting~~; provided, however, that if~~ are announced at the meeting at which the adjournment is taken. At the adjourned meeting the corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than ~~thirty (~~30~~) calendar~~ days, or if after the adjournment a new record date is fixed for the adjourned meeting~~,~~; a notice of the adjourned meeting ~~and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting~~ shall be given to each stockholder of record entitled to vote ~~thereat and each stockholder who, by applicable law or under the Certificate of Incorporation or these Bylaws, is entitled to such notice. At any adjourned meeting, any business may be transacted that may have been transacted at the original meeting.~~at the meeting. Whenever notice is required to be given under the Delaware General Corporation Law, certificate of incorporation or bylaws, a written waiver signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a stockholder at a meeting of stockholders shall constitute a waiver of notice of such meeting, except when the stockholder attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the certificate of incorporation or these bylaws.

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~~SECTION 5.~~ Quorum~~. A majority of the shares entitled to vote, present in person or represented by proxy, shall constitute a quorum at any meeting of stockholders. If less than a quorum is present at a meeting, the holders of voting stock representing a majority of the voting power present at the meeting or the presiding officer may adjourn the meeting from time to time, and the meeting may be held as adjourned without further notice, except as provided in Section 4 of this Article I. At such adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally noticed. The stockholders present at a duly constituted meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.~~

~~SECTION 6.~~ Voting and Proxies~~. Stockholders shall have one vote for each share of stock entitled to vote owned by them of record according to the stock ledger of the Corporation, unless otherwise provided by applicable law or by the Certificate of Incorporation. Stockholders may vote either (i) in person, (ii) by written proxy or (iii) by a transmission permitted by §212(c) of the DGCL. Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission permitted by §212(c) of the DGCL may be substituted for or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission. Proxies shall be filed in accordance with the procedures established for the meeting of stockholders. Except as otherwise limited therein or as otherwise provided by applicable law, proxies authorizing a person to vote at a specific meeting shall entitle the persons authorized thereby to vote at any adjournment of such meeting, but they shall not be valid after final adjournment of such meeting. A proxy with respect to stock held in the name of two or more persons shall be valid if executed by or on behalf of any one of them unless at or prior to the exercise of the proxy the Corporation receives a specific written notice to the contrary from any one of them.~~

~~SECTION 7.~~ Action at Meeting~~. When a quorum is present at any meeting of stockholders, any matter before any such meeting (other than an election of a director or directors) shall be decided by a majority of the votes properly cast for and against such matter, except where a larger vote is required by applicable law, by the Certificate of Incorporation or by these Bylaws. Any election of directors by stockholders shall be determined by a plurality of the votes properly cast on the election of directors. The Corporation shall not directly or indirectly vote any shares of its own stock; provided, however, that the Corporation may vote shares which it holds in a fiduciary capacity to the extent permitted by applicable law.~~

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~~SECTION 8.~~ Stockholder Lists~~. The Secretary or an Assistant Secretary (or the Corporation’s transfer agent or other person authorized by these Bylaws or by applicable law)~~ - STOCKHOLDER LIST. The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten ~~(10) calendar~~ days before every ~~Annual Meeting or special~~ meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting for a period of at least ten ~~(10) calendar~~ days prior to the meeting ~~in the manner provided by applicable law. The list shall also be open to the examination of any stockholder during the whole time of the meeting as provided by applicable law. The list shall be made available (i)~~ on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting or ~~(ii)~~ during ordinary business hours at the principal place of business of the ~~C~~corporation~~; provided, however, if the record date for determining the stockholders entitled to vote is less than ten (10) calendar days before the meeting date, the list shall reflect the stockholders entitled to vote as of the tenth (10th) calendar day before such meeting date~~. In the event that the corporation determines to make the list available on an electronic network, the corporation may take reasonable steps to ensure that such information is available only to stockholders of the corporation. If the meeting is to be held at a ~~physical location~~place, then ~~a~~the list ~~of stockholders entitled to vote at the meeting~~ shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be ~~examined~~inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting. The ~~Corporation shall not be required to include electronic mail addresses or other electronic contact information on such list. Except as otherwise provided by applicable law, the~~ stock ledger shall be the ~~sole~~only evidence ~~of the identity of the~~as to who are the stockholders entitled to examine the stock ledger, the list required by this ~~S~~section ~~8~~or the books of the corporation, or to vote in person or by proxy at any meeting of ~~the~~ stockholders ~~and the number of shares held by each stockholder~~.

~~SECTION 9.~~ Presiding Officer; Organization~~. The Chairman of the Board, if one is elected, or if not elected or in his or her absence, the President, shall preside at all Annual Meetings or special meetings of stockholders and shall have the power, among other things, to call to order any meeting of the stockholders and to adjourn such meeting at any time and from time to time, subject to Sections 4 and 5 of this Article I. The order of business and all other matters of procedure at any meeting of the stockholders shall be determined by the presiding officer. In the absence of the Secretary or any Assistant Secretary of the Corporation, the secretary of the meeting shall be the person designated by the presiding officer.~~

- CONDUCT OF MEETING. Meetings of the stockholders shall be presided over by one of the following officers in the order of seniority and if present and acting - the Chairperson of the Board, if any, the Vice -Chairperson of the Board, if any, the President, a Vice -President, or, if none of the foregoing is in office and present and acting, by a chairperson to be chosen by the stockholders. The Secretary of the corporation, or in such Secretary's absence, an Assistant Secretary, shall act as secretary of every meeting, but if neither the Secretary nor an Assistant Secretary is present the chairperson of the meeting shall appoint a secretary of the meeting.

~~SECTION 10.~~ Inspectors of Elections~~. The Corporation shall, in advance of any meeting of stockholders, appoint one or more inspectors to act at the meeting and make a written report thereof. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the presiding officer shall appoint one or more inspectors to act at the meeting. Any inspector may, but need not, be an officer, employee or agent of the Corporation. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall perform such duties as are required by the DGCL, including the counting of all votes and ballots. The inspectors may appoint or retain other persons or entities to assist the inspectors in the performance of the duties of the inspectors. The presiding officer may review all determinations made by the inspectors, and in so doing the presiding officer shall be entitled to exercise his or her sole judgment and discretion and he or she shall not be bound by any determinations made by the inspectors. All determinations by the inspectors and, if applicable, the presiding officer, shall be subject to further review by any court of competent jurisdiction.~~

- PROXY REPRESENTATION. Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after 3 years from its date, unless the proxy provides for a longer period. A stockholder may execute a writing authorizing another person or persons to act for such stockholder as proxy. Execution may be accomplished by the stockholder or such stockholder's authorized officer, director, employee or agent signing such writing or causing such person's signature to be affixed to such writing by any reasonable means including, but not limited to, by facsimile signature. A stockholder may also authorize another person or persons to act for such stockholder as proxy by transmitting or authorizing the transmission of a telegram, cablegram, or other means of electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided that any such telegram, cablegram or other means of electronic transmission must either set forth or be submitted with information from which it can be determined that the telegram, cablegram or other electronic transmission was authorized by the stockholder. If it is determined that such telegrams, cablegrams or other electronic transmissions are valid, the inspectors or, if there are no inspectors, such other persons making the determination shall specify the information upon which they relied. Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission created pursuant to Section 212(c) of the Delaware General Corporation Law may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission. A duly executed proxy shall be irrevocable if it states that it is irrevocable and, if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the corporation generally.

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- INSPECTORS. The directors, in advance of any meeting, may, but need not, appoint one or more inspectors of election to act at the meeting or any adjournment thereof. If an inspector or inspectors are not appointed, the person presiding at the meeting may, but need not, appoint one or more inspectors. In case any person who may be appointed as an inspector fails to appear or act, the vacancy may be filled by appointment made by the directors in advance of the meeting or at the meeting by the person presiding thereat. Each inspector, if any, before entering upon the discharge of duties of inspector, shall take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of such inspector's ability. The inspectors, if any, shall determine the number of shares of stock outstanding and the voting power of each, the shares of stock represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots, or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots, or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all stockholders. On request of the person presiding at the meeting, the inspector or inspectors, if any, shall make a report in writing of any challenge, question, or matter determined by such inspector or inspectors and execute a certificate of any fact found by such inspector or inspectors. Except as may otherwise be required by subsection (e) of Section 231 of the General Corporation Law, the provisions of that Section shall not apply to the corporation.

- QUORUM. The holders of a majority of the outstanding shares of stock shall constitute a quorum at a meeting of stockholders for the transaction of any business. The stockholders present may adjourn the meeting despite the absence of a quorum.

~~SECTION 11.~~ Conduct of Business~~.~~

- VOTING. Each share of stock shall entitle the holder thereof to one vote. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Any other action shall be authorized by a majority OI the votes cast except where the General Corporation Law prescribes a different percentage of votes and/or a different exercise of voting power, and except as may be otherwise prescribed by the provisions of the certificate of incorporation and these Bylaws. In the election of directors, and for any other action, voting need not be by ballot.

~~(a) The chairman of any meeting of stockholders of the Corporation shall determine the order of business and the rules of procedure for the conduct of such meeting, including the manner of voting and the conduct of discussion as he or she determines to be in order. The chairman shall have the power to adjourn the meeting to another place, if any, date and time. The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at the meeting shall be announced at the meeting.~~

~~(b) Except to the extent inconsistent with such rules and regulations as adopted by the Board, the chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board or prescribed by the chairman of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the~~

~~meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to stockholders entitled to vote at the meeting, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine and, as a condition to recognizing any such participant, requiring such participant to provide the chairman of the meeting with evidence of his or her name and affiliation, whether he or she is a stockholder or a proxy for a stockholder, and the class and series and number of shares of each class and series of capital stock of the Corporation which are owned beneficially and/or of record by such stockholder; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; (v) limitations on the time allotted to questions or comments by participants; (vi) restrictions on the use of audio or video recording devices at the meeting; (vii) actions to comply with any state and local laws and regulations concerning safety and security; (viii) removing any stockholder who refuses to comply with meeting procedures, rules or guidelines as established by the chairman of the meeting; and (ix) such other action as, in the discretion of the chairman of the meeting, is deemed necessary, appropriate or convenient for the proper conduct of the meeting.~~

~~(c) The chairman of the meeting of stockholders, in addition to making any other determinations that may be appropriate to the conduct of the meeting, shall, if the facts warrant, determine and declare to the meeting that a nomination or matter of business was not properly brought before the meeting and if such chairman should so determine, such chairman shall so declare to the meeting and any such nomination or matter of business not properly brought before the meeting shall not be transacted or considered. Unless and to the extent determined by the Board or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.~~

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~~SECTION 12.~~ Meetings by Remote Communication~~. If authorized by the Board, and subject to such guidelines and procedures as the Board may adopt, stockholders and proxy holders not physically present at a meeting of stockholders may, by means of remote communication, participate in the meeting and be deemed present in person and vote at the meeting, whether such meeting is to be held at a designated place or solely by means of remote communication, provided that (i) the Corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxy holder, (ii) the Corporation shall implement reasonable measures to provide such stockholders and proxy holders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (iii) if any stockholder or proxy holder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the Corporation.~~

~~SECTION 13.~~ Consent of Stockholders to Corporate Action Without a Meeting~~.~~

~~(a) Unless otherwise provided in the Certificate of Incorporation of the Corporation,~~8. STOCKHOLDER ACTION WITHOUT MEETINGS. Except as any provision of the General Corporation Law may otherwise require, any action required by the General Corporation Law to be taken at any annual or special meeting of stockholders, or any action which may be taken at any annual or special meeting of stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed~~, in person or by proxy,~~ by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take ~~the~~such action at a meeting at which all shares entitled to vote thereon were present and voted ~~in person or by proxy~~. A telegram, cablegram or other electronic transmission consenting to an action to be taken and transmitted by a stockholder or proxyholder, or by a person or persons authorized to act for a stockholder or proxyholder, shall be deemed to be written, signed and dated for the purposes of this section, provided that any such telegram, cablegram or other electronic transmission sets forth or is delivered with information from which the corporation can determine that the telegram, cablegram or other electronic transmission was transmitted by the stockholder or proxyholder or by a person or persons authorized to act for the stockholder or proxyholder and the date on which such stockholder or proxyholder or authorized person or persons transmitted such telegram, cablegram or electronic transmission. The date on which such telegram, cablegram or electronic transmission is transmitted shall be deemed to be the date on which such consent was signed. No consent given by telegram, cablegram or other electronic transmission shall be deemed to have been delivered until such consent is reproduced in paper form and until such paper shall be delivered to the corporation by delivery to its principal place of business or an officer or agent of the corporation having custody of the book in which the proceedings of meetings of stockholders are recorded, to the extent and in the manner provided by resolution of the board of directors of the corporation.. Any copy, facsimile or other reliable reproduction of a consent in writing may be substituted or used in lieu of the original writing for any and all purposes for which the original writing could be used, provided that such copy, facsimile or other reproduction shall be a complete reproduction of the entire original writing. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing~~, but who were entitled to vote on the matter~~. Action taken pursuant to this paragraph shall be subject to the provisions of Section 228 of the General Corporation Law.

~~(b) In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board. Any stockholder of record seeking to have the stockholders authorize or take corporate action by written consent shall, by written notice to the Secretary, request that the Board fix a record date. The Board shall promptly, but in all events within ten (10) calendar days after the date on which such written notice is received, adopt a resolution fixing the record date (unless a record date has previously been fixed by the Board pursuant to the first sentence of this Section 13(b)). If no record date has been fixed by the Board pursuant to the first sentence of this Section 13(b) or otherwise within ten (10) calendar days after the date on which such written notice is received, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board is required by applicable law, shall be the first date after the expiration of such ten (10) day time period on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in Delaware, its principal place of business, or to any officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. If no record date has been fixed by the Board pursuant to the first sentence of this Section 13(b), the record date for determining stockholders entitled to consent to corporate action in writing without a meeting if prior action by the Board is required by applicable law shall be at the close of business on the date on which the Board adopts the resolution taking such prior action.~~

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~~(c) In the event of the delivery, in the manner provided by this Section 13 and applicable law, to the Corporation of written consent or consents to take corporate action and/or any related revocation or revocations, the Corporation shall engage independent inspectors of elections for the purpose of performing promptly a ministerial review of the validity of the consents and revocations. For the purpose of permitting the inspectors to perform such review, no action by written consent and without a meeting shall be effective until such inspectors have completed their review, determined that the requisite number of valid and unrevoked consents delivered to the Corporation in accordance with this Section 13 and applicable law have been obtained to authorize or take the action specified in the consents, and certified such determination for entry in the records of the Corporation kept for the purpose of recording the proceedings of meetings of stockholders. Nothing contained in this Section 13(c) shall in any way be construed to suggest or imply that the Board or any stockholder shall not be entitled to contest the validity of any consent or revocation thereof, whether before or after such certification by the independent inspectors, or to take any other action (including, without limitation, the commencement, prosecution or defense of any litigation with respect thereto, and the seeking of injunctive relief in such litigation).~~

ARTICLE II

Directors

DIRECTORS

l. ~~SE~~FUNCTIONS ~~1.~~ PowersAND DEFINITION. The business and affairs of the ~~C~~corporation shall be managed by or under the direction of the Board~~, who may exercise all of the powers of the Corporation except as otherwise provided by the Certificate of~~of Directors of the corporation. The Board of Directors shall have the authority to fix the compensation of the members thereof. The use of the phrase “whole board” herein refers to the total number of directors which the ~~In~~corporation ~~or applicable law~~would have if there were no vacancies.

~~SECTION 2.~~ Number and Terms~~. The number of directors of the Corporation shall be fixed solely and exclusively by~~

~~resolution duly adopted from time to time by the Board. The entire Board shall stand for election or re-election by the stockholders at each annual meeting, and each director shall be elected to serve until his or her successor shall be elected and duly qualified or until his or her earlier death, resignation or removal in the manner as herein provided.~~

~~SECTION 3.~~ Qualification~~. No director need be a stockholder of the Corporation.~~

~~SECTION 4.~~ Vacancies~~. Any vacancy occurring in the Board, including any vacancy created by reason of an increase in the number of directors, may be filled by the affirmative vote of a majority of the remaining directors despite having less than a quorum of the Board. A director elected to fill a vacancy shall hold office only until the next election of directors by the stockholders.~~

~~SECTION 5.~~ Removal~~. At a meeting of the stockholders called expressly for that purpose, any director or the entire Board may be removed, with or without cause, by a vote of the holders of a majority of the shares of each class or series of voting stock, present in person or by proxy, then entitled to vote at an election of directors.~~

~~SECTION 6.~~ Resignation2. QUALIFICATIONS AND NUMBER. A director ~~may resign at any time by giving written notice, including by electronic transmission, to the Chairman of the Board, if one is elected, the President or the Secretary provided, however, that if such notice is given by electronic transmission, such electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the director. A resignation shall be effective upon receipt, unless the resignation otherwise provides. Acceptance of such resignation shall not be necessary to make it effective unless such resignation is conditioned on it being accepted.~~need not be a stockholder, a citizen of the United States, or a resident of the State of Delaware. The initial Board of Directors shall consist of one (1) person. Thereafter the number of directors constituting the whole board shall be at least one. Subject to the foregoing limitation and except for the first Board of Directors, such number may be fixed from time to time by action of the stockholders or of the directors, or, if the number is not fixed, the number shall be one (1). The number of directors may be increased or decreased by action of the stockholders or of the directors.

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3. ELECTION AND TERM. The first Board of Directors, unless the members thereof shall have been named in the certificate of incorporation, shall be elected by the incorporator or incorporators and shall hold office until the first annual meeting of stockholders and until their successors are elected and qualified or until their earlier resignation or removal. Any director may resign at any time upon notice given in writing or by electronic transmission to the corporation. Thereafter, directors who are elected at an annual meeting of stockholders, and directors who are elected in the interim to fill vacancies and newly created directorships, shall hold office until the next annual meeting of stockholders and until their successors are elected and qualified or until their earlier resignation or removal. Except as the General Corporation Law may otherwise require, in the interim between annual meetings of stockholders or of special meetings of stockholders called for the election of directors and/or for the removal of one or more directors and for the filling of any vacancy in that connection, newly created directorships and any vacancies in the Board of Directors, including unfilled vacancies resulting from the removal of directors for cause or without cause, may be filled by the vote of a majority of the remaining directors then in office, although less than a quorum, or by the sole remaining director or by a vote of the holders of a majority of the shares of each class of shares of voting stock, present in person or by proxy, or acting by written consent then entitled to vote at an election of directors.

~~SECTION 7.~~ Regular Meetings~~. Regular meetings of the Board may be held at such hour, date and place as the Board may by resolution from time to time determine and publicize by means of reasonable notice given to any director who is not present at the meeting at which such resolution is adopted.~~

4. MEETINGS.

~~SECTION 8.~~ Special Meetings~~. Special meetings of the Board may be called, orally or in writing, by or at the request of a majority of the directors, the Chairman of the Board, if one is elected, or the President. The person calling any such special meeting of the Board may fix the hour, date and place thereof.~~

- TIME. Meetings shall be held at such time as the Board shall fix, except that the first meeting of a newly elected Board shall be held as soon after its election as the directors may conveniently assemble.

~~SECTION 9.~~ Notice of Meetings~~.~~

- PLACE. Meetings shall be held at such place within or without the State of Delaware as shall be fixed by the Board.

~~(a) Notice of the hour, date and place of all special meetings of the Board shall be given to each director by the Secretary or an Assistant Secretary, or in case of the death, absence, incapacity or refusal of such persons, by the Chairman of the Board, if one is elected, or the President or such other officer designated by the Chairman of the Board, if one is elected, or the President. Notice of any special meeting of the Board shall be given to each director in person, by telephone, or by facsimile, electronic mail or other form of electronic communication, sent to his or her business or home address, at least 24 hours in advance of the meeting, or by written notice mailed to his or her business or home address, at least 48 hours in advance of the meeting. Such notice shall be deemed to be delivered when hand delivered to such address, read to such director by telephone, deposited in the mail so addressed, with postage thereon prepaid if mailed, dispatched or transmitted if faxed, telexed or telecopied, or sent by electronic mail or other form of electronic communication, or when delivered to the telegraph company if sent by telegram.~~

- CALL. No call shall be required for regular meetings for which the time and place have been fixed. Special meetings may be called by or at the direction of the Chairperson of the Board, if any, the Vice -Chairperson of the Board, if any, of the President, or of a majority of the directors in office.

~~(b) A written waiver of notice signed before or after a meeting by a director and filed with the records of the meeting~~ - NOTICE OR ACTUAL OR CONSTRUCTIVE WAIVER. No notice shall be required for regular meetings for which the time and place have been fixed. Written, oral or any other mode of notice of the time and place shall be given for special meetings in sufficient time for the convenient assembly of the directors thereat. Whenever notice is required to be given under the Delaware General Corporation Law, certificate of incorporation or bylaws, a written waiver signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be deemed ~~to be~~ equivalent to notice ~~of the meeting. The attendance of a director~~. Attendance of any such person at a meeting shall constitute a waiver of notice of such meeting, except whe~~re~~n ~~a director~~such person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because ~~such~~the meeting is not lawfully called or convened. ~~Except as otherwise required by applicable law, the Certificate of Incorporation or these Bylaws, n~~Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the ~~Board~~directors need be specified in ~~the notice or~~any written waiver of notice ~~of such meeting~~.

~~SECTION 10.~~ Quorum~~. At any meeting of the Board, a majority of the total number of directors in office shall constitute a quorum for the transaction of business, but if less than a quorum is present at a meeting, a majority of the directors present may adjourn the meeting from time to time, and the meeting may be held as adjourned without further notice. Any business which might have been transacted at the meeting as originally noticed may be transacted at such adjourned meeting at which a quorum is present. For purposes of this section, the total number of directors includes any unfilled vacancies on the Board.~~

- QUORUM AND ACTION. A majority of the whole Board shall constitute a quorum except when a vacancy or vacancies prevents such majority, whereupon a majority of the directors in office shall constitute a quorum, provided, that such majority shall constitute at least one- third of the whole Board. A majority of the directors present, whether or not a quorum is present, may adjourn a meeting to another time and place. Except as herein otherwise provided, and except as otherwise provided by the General Corporation Law, the vote of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board. The quorum and voting provisions herein stated shall not be construed as conflicting with any provisions of the General Corporation Law and these Bylaws which govern a meeting of directors held to fill vacancies and newly created directorships in the Board or action of disinterested directors.

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Any member or members of the Board of Directors or of any committee designated by the Board, may participate in a meeting of the Board, or any such committee, as the case may be, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other.

- CHAIRPERSON OF THE MEETING. The Chairperson of the Board, if any and if present and acting, shall preside at all meetings. Otherwise, the Vice -Chairperson of the Board, if any and if present and acting, or the President, if present and acting, or any other director chosen by the Board, shall preside.

~~SECTION 11.~~ Action at Meeting~~. At any meeting of the Board at which a quorum is present, the vote of a majority of the directors present shall constitute action by the Board, unless otherwise required by applicable law, by the Certificate of Incorporation or by these Bylaws.~~

5. REMOVAL OF DIRECTORS. Except as may otherwise be provided by the General Corporation Law, any director or the entire Board of Directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors.

6. COMMITTEES. The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of any member of any such committee or committees, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation with the exception of any power or authority the delegation of which is prohibited by Section 141 of the General Corporation Law, and may authorize the seal of the corporation to be affixed to all papers which may require it.

7. WRITTEN ~~SE~~ACTION ~~12.~~ Action by Consent. Any action required or permitted to be taken at any meeting of the Board of Directors or any committee thereof may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing or ~~by~~ electronic transmission, and the writing or writings or electronic transmission or transmissions are filed with the ~~records of the meetings~~minutes of proceedings of the Board or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form. ~~Such consent shall be treated as a resolution of the Board for all purposes.~~

~~SECTION 13.~~ Manner of Participation~~. Directors may participate in meetings of the Board by means of conference telephone or other communications equipment by means of which all directors participating in the meeting can hear each other, and participation in a meeting in accordance herewith shall constitute presence in person at such meeting for purposes of these Bylaws.~~

~~SECTION 14.~~ Committees~~. The Board, by vote of a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships), may elect one or more committees, including, without limitation, a Compensation Committee, a Nominating and Corporate Governance Committee and an Audit Committee, and may delegate thereto some or all of its powers except those which by applicable law, by the Certificate of Incorporation or by these Bylaws may not be delegated. Except as the Board may otherwise determine, any such committee may make rules for the conduct of its business, but unless otherwise provided by the Board or in such rules, its business shall be conducted so far as possible in the same manner as is provided by these Bylaws for the Board. All members of such committees shall hold such offices at the pleasure of the Board. The Board may abolish any such committee at any time. Any committee to which~~

~~the Board delegates any of its powers or duties shall keep records of its meetings and shall report its action to the Board.~~

~~SECTION 15.~~ Compensation of Directors~~. Directors shall receive such compensation for their services as shall be determined by a majority of the Board, or a designated committee thereof, provided that directors who are serving the Corporation as employees and who receive compensation for their services as such, shall not receive any salary or other compensation for their services as directors of the Corporation.~~

ARTICLE III

Officers

OFFICERS

~~SECTION 1.~~ Enumeration~~.~~ The officers of the ~~C~~corporation shall consist of a President, a Secretary, a Treasurer, ~~a Secretary and such other officers, including, without limitation, a Chairman~~and, if deemed necessary, expedient, or desirable by the Board of Directors, a Chairperson of the Board, a ~~Chief~~Vice-Chairperson of the Board, an Executive ~~Officer and~~Vice-President, one or more ~~Vice~~other Vice-Presidents ~~(including Executive Vice Presidents or Senior Vice Presidents), Assistant Vice Presidents, Assistant Treasurers and~~, one or more Assistant Secretaries, ~~as the Board~~one or more Assistant Treasurers, and such other officers with such titles as the resolution of the Board of Directors choosing them shall designate. Except as may otherwise be provided in the resolution of the Board of Directors choosing such officer, no officer other than the Chairperson or Vice -Chairperson of the Board, if any, need be a director. Any number of offices may be held by the same person, as the directors may determine.

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Unless otherwise provided in the resolution choosing such officer, each officer shall be chosen for a term which shall continue until the meeting of the Board of Directors following the next annual meeting of stockholders and until such officer 's successor shall have been chosen and qualified.

All officers of the corporation shall have such authority and perform such duties in the management and operation of the corporation as shall be prescribed in the resolutions of the Board of Directors designating and choosing such officers and prescribing their authority and duties, and shall have such additional authority and duties as are incident to their office except to the extent that such resolutions may be inconsistent therewith. The Secretary or an Assistant Secretary of the corporation shall record all of the proceedings of all meetings and actions in writing of stockholders, directors, and committees of directors, and shall exercise such additional authority and perform such additional duties as the Board shall assign to such Secretary or Assistant Secretary. Any officer may be removed, with or without cause, by the Board of Directors. Any vacancy in any office may be filled by the Board of Directors.

~~SECTION 2.~~ Election~~. At the meeting of the Board following the Annual Meeting, the Board shall elect the President, the Treasurer and the Secretary. Other officers may be elected by the Board at such meeting of the Board or at any other regular or special meeting.~~

~~SECTION 3.~~ Qualification~~. No officer need be a stockholder or a director. Any person may occupy more than one office of the Corporation at any time.~~

~~SECTION 4.~~ Tenure~~. Except as otherwise provided by the Certificate of Incorporation or by these Bylaws, each of the officers of the Corporation shall hold office until the regular annual meeting of the Board following the next Annual Meeting and until his or her successor is elected and qualified or until his or her earlier resignation or removal.~~

~~SECTION 5.~~ Resignation~~. Any officer may resign by delivering his or her written resignation to the Corporation addressed to the President or the Secretary, and such resignation shall be effective upon receipt unless it is specified to be effective at~~

~~some other time or upon the happening of some other event.~~

~~SECTION 6.~~ Removal~~. Except as otherwise provided by applicable law, the Board may remove any officer with or without cause by the affirmative vote of a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time such resolution is presented to the Board for adoption).~~

~~SECTION 7.~~ Absence or Disability~~. In the event of the absence or disability of any officer, the Board may designate another officer to act temporarily in place of such absent or disabled officer.~~

~~SECTION 8.~~ Vacancies~~. Any vacancy in any office may be filled for the unexpired portion of the term by the Board.~~

~~SECTION 9.~~ President~~. The President shall, subject to the direction of the Board, have such powers and shall perform such duties as the Board may from time to time designate.~~

~~SECTION 10.~~ Chairman of the Board~~. The Chairman of the Board, if one is elected, shall preside, when present, at all meetings of the stockholders and of the Board. The Chairman of the Board shall have such other powers and shall perform such other duties as the Board may from time to time designate.~~

~~SECTION 11.~~ Chief Executive Officer~~. The Chief Executive Officer, if one is elected, shall have such powers and shall perform such duties as the Board may from time to time designate. If there is no Chairman of the Board or if he or she is absent, the Chief Executive Officer shall preside, when present, at all meetings of stockholders and of the Board.~~

~~SECTION 12.~~ Vice Presidents and Assistant Vice Presidents~~. Any Vice President (including any Executive Vice President or Senior Vice President) and any Assistant Vice President shall have such powers and shall perform such duties as the Board or the Chief Executive Officer may from time to time designate.~~

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~~SECTION 13.~~ Treasurer and Assistant Treasurers~~. The Treasurer shall, subject to the direction of the Board and except as the Board or the Chief Executive Officer may otherwise provide, have general charge of the financial affairs of the Corporation and shall cause to be kept accurate books of account. The Treasurer shall have custody of all funds, securities, and valuable documents of the Corporation. He or she shall have such other duties and powers as may be designated from time to time by the Board or the Chief Executive Officer. Any Assistant Treasurer shall have such powers and perform such duties as the Board or the Chief Executive Officer may from time to time designate.~~

~~SECTION 14.~~ Secretary and Assistant Secretaries~~. The Secretary shall record all the proceedings of the meetings of the stockholders and the Board (including committees of the Board) in books kept for that purpose. In his or her absence from any such meeting, a temporary secretary chosen at the meeting shall record the proceedings thereof. The Secretary shall have charge of the stock ledger (which may, however, be kept by any transfer or other agent of the Corporation). The Secretary shall have custody of the seal of the Corporation, and the Secretary, or an Assistant Secretary, shall have authority to affix it to any instrument requiring it, and, when so affixed, the seal may be attested by his or her signature or that of an Assistant Secretary. The Secretary shall have such other duties and powers as may be designated from time to time by the Board or the Chief Executive Officer. In the absence of the Secretary, any Assistant Secretary may perform his or her duties and responsibilities. Any Assistant Secretary shall have such powers and perform such duties as the Board or the Chief Executive Officer may from time to time designate.~~

~~SECTION 15.~~ Other Powers and Duties~~. Subject to these Bylaws and to such limitations as the Board may from time to time prescribe, the officers of the Corporation shall each have such powers and duties as generally pertain to their respective offices, as well as such powers and duties as from time to time may be conferred by the Board or the Chief Executive Officer.~~

ARTICLE IV
Capital Stock

~~SECTION 1.~~ Certificates of Stock~~. Each stockholder shall be entitled to a certificate of the capital stock of the Corporation in such form as may from time to time be prescribed by the Board. Such certificate shall be signed by the Chairman of the Board, the President or a Vice President and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary. The Corporation seal and the signatures by the Corporation’s officers, the transfer agent or the registrar may be~~

~~facsimiles. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed on such certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the time of its issue. Every certificate for shares of stock which are subject to any restriction on transfer and every certificate issued when the Corporation is authorized to issue more than one class or series of stock shall contain such legend with respect thereto as is required by applicable law. Notwithstanding anything to the contrary provided in these Bylaws, the Board of the Corporation may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares (except that the foregoing shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation), and by the approval and adoption of these Bylaws the Board has determined that all classes or series of the Corporation’s stock may be uncertificated, whether upon original issuance, re-issuance, or subsequent transfer.~~

CORPORATE SEAL

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The corporate seal shall be in such form as the Board of Directors shall prescribe.

~~SECTION 2.~~ Transfers~~. Subject to any restrictions on transfer and unless otherwise provided by the Board, shares of stock may be transferred only on the books of the Corporation by the surrender to the Corporation or its transfer agent of the certificate theretofore properly endorsed or accompanied by a written assignment or power of attorney properly executed, with transfer stamps (if necessary) affixed, and with such proof of the authenticity of signature as the Corporation or its transfer agent may reasonably require.~~

ARTICLE V

~~SECTION 3.~~ Record Holders~~. Except as may otherwise be required by applicable law, by the Certificate of Incorporation or by these Bylaws, the Corporation shall be entitled to treat the record holder of stock as shown on its books as the owner of such stock for all purposes, including the payment of dividends and the right to vote with respect thereto, regardless of any transfer, pledge or other disposition of such stock, until the shares have been transferred on the books of the Corporation in accordance with the requirements of these Bylaws.~~

FISCAL YEAR

~~SECTION 4.~~ Record Date~~. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date: (a) in the case of determination of stockholders entitled to vote at any meeting of stockholders, shall, unless otherwise required by applicable law, not be more than sixty calendar (60) nor less than ten (10) calendar days before the date of such meeting and (b) in the case of any other action, shall not be more than sixty (60) calendar days prior to such other action. If no record date is fixed: (i) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; and (ii) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.~~

The fiscal year of the corporation shall be fixed, and shall be subject to change, by the Board of Directors.

~~SECTION 5.~~ Replacement of Certificates~~. In case of the alleged loss, destruction or mutilation of a certificate of stock, a duplicate certificate may be issued in place thereof, upon such terms as the Board may prescribe.~~

ARTICLE VI

CONTROL OVER BYLAWS

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~~ARTICLE V~~

Indemnification

~~SECTION 1.~~ Indemnification for Proceedings Other Than by or in the Right of the Corporation~~. Subject to the other provisions of this Article V, any person (and the spouses, heirs, executors, administrators and estate of such person) who was or is made a party or is threatened to be made a party to or is otherwise involved in any Proceeding (as defined in Section 17 of this Article V), other than an action by or in the right of the Corporation, by reason of the fact that such person, or another person of whom such person is the legal representative, is or was serving in an Official Capacity (as defined in Section 17 of this Article V) for the Corporation, or, while serving in an Official Capacity for the Corporation, is or was serving, at the request of, for the convenience of, or to represent the interests of, the Corporation, in an Official Capacity for another corporation, limited liability company, partnership, joint venture, trust, association, or other entity or enterprise, whether for profit or not-for profit, including any subsidiaries of the Corporation, and any employee benefit plans maintained or sponsored by the Corporation (an “~~Other Enterprise~~”), whether the basis of such Proceeding is an alleged action in an Official Capacity or in any other capacity while serving in an Official Capacity, or is an employee of the Corporation specifically designated by the Board as an indemnified employee (hereinafter, each of the foregoing persons, a “~~Covered Person~~”), shall be indemnified and held harmless by the Corporation to the fullest extent permitted by the DGCL (as the same exists or may hereafter be amended, but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment) against any and all Expenses (as defined in Section 17 of this Article V) actually and reasonably incurred or suffered by such person in connection with such Proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal Proceeding, had no reasonable cause to believe his or her conduct was unlawful.~~

~~SECTION 2.~~ Indemnification for Proceedings by or in the Right of the Corporation~~. Subject to the other provisions of this Article V, the Corporation shall indemnify and hold harmless, to the fullest extent permitted by the DGCL (as the same exists now or as it may be hereinafter amended, but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), any Covered Person who was or is a party or is threatened to be made a party to, or otherwise becomes involved in, a Proceeding by or in the right of the Corporation against Expenses actually and reasonably incurred by such person in connection with the defense or settlement of such Proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation; provided that no indemnification shall be made in respect of any claim, issue or matter as to which such person, or another person of whom such person is the legal representative, shall have been adjudged to be liable to the Corporation unless and only to the extent that the court in which such Proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such Expenses which the court shall deem proper.~~

~~SECTION 3.~~ Indemnification for Expenses of Successful Party~~. Notwithstanding the other provisions of this Article V, to the extent that a Covered Person has been successful on the merits or otherwise in defense of any Proceeding described in Section 1 or Section 2 of this Article V, or in defense of any claim, issue or matter therein, such person shall be indemnified against Expenses (as defined in Section 17 of this Article V) actually and reasonably incurred by such person in connection therewith, notwithstanding an earlier determination by the Corporation (including by its directors, stockholders or any Independent Counsel) that the Covered Person is not entitled to indemnification under applicable law. For purposes of these Bylaws, the term “successful on the merits or otherwise” shall include, but not be limited to, (i) any termination, withdrawal, or dismissal (with or without prejudice) of any Proceeding against the Covered Person without any express finding of liability or guilt against the Covered Person, (ii) the expiration of one-hundred twenty (120) days after the making of any claim or threat of a Proceeding without the institution of the same and without any promise or payment made to induce a settlement, and (iii) the settlement of any Proceeding pursuant to which the Covered Person is required to pay less than $100,000.~~

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~~SECTION 4.~~ Indemnification of Others~~. Subject to the other provisions of this Article V, the Corporation shall have the power to indemnify its employees and its agents to the extent not prohibited by the DGCL or other applicable law. Subject to applicable law, the Board shall have the power to delegate the determination of whether employees or agents shall be indemnified to such person or persons as the Board determines.~~

~~SECTION 5.~~ Right to Advancement~~. Expenses incurred by a Covered Person in defending a Proceeding shall be paid by the Corporation in advance of the final disposition of such Proceeding. Such advances shall be paid by the Corporation within ten (10) business days after the receipt by the Corporation of a statement or statements from the Covered Person requesting such advance or advances from time to time together with a reasonable accounting of such Expenses;~~ provided~~,~~ however~~, that, if the DGCL so requires, the payment of such Expenses incurred by a Covered Person in his or her capacity as a director, officer, employee or representative in advance of the final disposition of a proceeding, shall be made only upon delivery to the Corporation of an undertaking in writing, by or on behalf of such Covered Person, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right of appeal (a “~~final disposition~~”) that such Covered Person is not entitled to be indemnified under this Article V or otherwise. The Covered Person’s undertaking to repay the Corporation any amounts advanced for Expenses shall not be required to be secured and shall not bear interest.~~

~~(a) Except as otherwise provided in the DGCL or this Section 5, the Corporation shall not impose on the Covered Person additional conditions to the advancement of Expenses or require from the Covered Person additional undertakings regarding repayment. Advancements of Expenses shall be made without regard to the Covered Person’s ability to repay the Expenses.~~

~~(b) Advancements of Expenses pursuant to this Section 5 shall not require approval of the Board or the stockholders of the Corporation, or of any other person or body. The Secretary shall promptly advise the Board in writing of the request for advancement of Expenses, of the amount and other details of the request and of the undertaking to make repayment provided pursuant to this Section 5.~~

~~(c) Advancements of Expenses to a Covered Person shall include any and all reasonable expenses incurred pursuing an action to enforce this right of advancement, including Expenses incurred preparing and forwarding statements to the Corporation to support the advancements claimed.~~

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~~(d) The right to advancement of Expenses shall not apply to (i) any Proceeding against a Covered Person brought by the Corporation and approved by resolution adopted by the affirmative vote of a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time such resolution is presented to the Board for adoption) which alleges willful misappropriation of corporate assets by such agent, wrongful disclosure of confidential information, or any other willful and deliberate breach in bad faith of such agent’s duty to the Corporation or its stockholders, or (ii) any claim for which indemnification is excluded pursuant to these Bylaws.~~

~~SECTION 6.~~ Limitations on Indemnification~~. Except as otherwise required by the DGCL or the Certificate of Incorporation, notwithstanding anything in these Bylaws to the contrary, the Corporation shall not be obligated to indemnify any person pursuant to this Article V in connection with any Proceeding (or any part of any Proceeding):~~

~~(a) for which payment has actually been made to or on behalf of such person under any statute, insurance policy, indemnity provision, vote or otherwise, except with respect to any excess beyond the amount paid;~~

~~(b) for an accounting or disgorgement of profits pursuant to Section 16(b) of the Exchange Act, or similar provisions of federal, state or local statutory law or common law, if such person is held liable therefor (including pursuant to any settlement arrangements);~~

~~(c) for any reimbursement of the Corporation by such person of any bonus or other incentive-based or equity-based compensation or of any profits realized by such person from the sale of securities of the Corporation, as required in each case under the Exchange Act, including any such reimbursements that arise from an accounting restatement of the Corporation pursuant to Section 304 of the Sarbanes-Oxley Act of 2002 (the “~~Sarbanes-Oxley Act~~”) or the rules of any national securities exchange upon which the Corporation’s securities are listed, if such person is held liable therefor (including pursuant to any settlement arrangements);~~

~~(d) for any reimbursement of the Corporation by such person of profits arising from the purchase and sale by such person of securities in violation of Section 306 of the Sarbanes-Oxley Act, if such person is held liable therefor (including pursuant to any settlement arrangements);~~

~~(e) related to any potential or actual violations of Section 13(d) of the Exchange Act or the rules and regulations thereof;~~

~~(f) initiated by such person against the Corporation or its directors, officers, employees, agents or other Covered Persons, unless (i) the Board, by resolution thereof adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board for adoption), authorized the Proceeding (or the relevant part of the Proceeding) prior to its initiation, (ii) the Corporation provides the indemnification, in its sole discretion, pursuant to the powers vested in the Corporation under applicable law, (iii) otherwise made under Section 5 of this Article V, or (iv) otherwise required by applicable law; or~~

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~~(g) if prohibited by applicable law.~~

~~Notwithstanding any other provision of this Article V, no indemnification shall be provided hereunder to any such person if a judgment or final adjudication adverse to the director or officer of the Corporation, and from which there is no further right to appeal, establishes that (i) his or her acts were committed in bad faith or were the result of active and deliberate dishonesty and, in either case, were material to the cause of action so adjudicated, (ii) he or she received an Improper Personal Benefit (as defined below), or (iii) with respect to any criminal action or proceeding, including, but not limited to, any violations of the U.S. federal securities laws, he or she had reasonable cause to believe his or her conduct was unlawful. “~~Improper Personal Benefit~~” shall mean a person’s receipt of a personal gain in fact by reason of a person’s Official Capacity of a financial profit, monies or other advantage not also accruing to the benefit of the Corporation or to the stockholders generally and which is unrelated to his or her usual compensation by the Corporation for serving as a director or officer, including, but not limited to, (1) in exchange for the exercise of influence over the Corporation’s affairs, (2) as a result of the diversion of a corporate opportunity, or (3) pursuant to the use or communication of confidential or inside information relating to the Corporation or its business or affairs for the purpose of generating a profit from trading in the Corporation’s securities or providing a benefit to a third party, including, without the express consent of the Board, assisting a third party who is seeking to change the composition of the Board, management of the Corporation or the policies or strategic direction of the Corporation.~~

~~SECTION 7.~~ Procedure for Indemnification; Determination~~.~~

~~(a) To obtain indemnification under this Article V, a Covered Person shall submit to the Corporation a written request, including therein or therewith such documentation and information as is reasonably available to the Covered Person and is reasonably necessary to determine whether and to what extent the Covered Person is entitled to indemnification.~~

~~(b) Upon written request by a Covered Person for indemnification, a determination (the “~~Determination~~”), if required by applicable law, with respect to the Covered Person’s entitlement thereto shall be made as follows: (i) by the Board by majority vote of a quorum consisting of Disinterested Directors (as defined in this Article V, Section 17), (ii) if such a quorum of Disinterested Directors cannot be obtained, by majority vote of a committee duly designated by the Board (all directors, whether or not Disinterested Directors, may participate in such designation) consisting solely of two or more Disinterested Directors, (iii) if such a committee cannot be designated, by any Independent Counsel (as defined in this Article V, Section 17) selected by the Board, as prescribed in clause (i) above or by the committee of the Board prescribed in clause (ii) above, in a written opinion to the Board, a copy of which shall be delivered to the Covered Person; or if a quorum of the Board cannot be obtained for clause (i) above and the committee cannot be designated under clause (ii) above, selected by a majority vote of the Board (in which directors who are parties may participate); or (iv) if such Independent Counsel determination cannot be obtained, by a majority vote of a quorum of stockholders consisting of stockholders who are not parties to such Proceeding, or if no such quorum is obtainable, by a majority vote of stockholders who are not parties to the Proceeding.~~

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~~(c) If, in regard to any Expenses (i) the Covered Person shall be entitled to indemnification pursuant to Article V, Section 3, (ii) no determination with respect to the Covered Person’s entitlement is legally required as a condition~~

~~to indemnification of the Covered Person hereunder, or (iii) the Covered Person has been determined pursuant to Article V, Section 7(b) to be entitled to indemnification hereunder, then payments of the Expenses shall be made as soon as practicable but in any event no later than thirty (30) calendar days after the later of (A) the date on which written demand is presented to the Corporation pursuant to Article V, Section 7(a) or (B) the earliest date on which the applicable criterion specified in clause (i), (ii) or (iii) of this Section 7(c) is satisfied.~~

~~(d) If (i) the Corporation (including by its Disinterested Directors, Independent Counsel or stockholders) determines that the Covered Person is not entitled to be indemnified in whole or in part under applicable law, (y) any amount of Expenses is not paid in full by the Corporation according to Article V, Section 7(c) after the Determination is made pursuant to Article V, Section 7(b) that the Indemnitee is entitled to be indemnified, or (z) any amount of any requested advancement of Expenses is not paid in full by the Corporation according to Article V, Section 5 above after a request and an undertaking pursuant to Article V, Section 5 above have been received by the Corporation, in each case, the Covered Person shall have the right to commence litigation in any court of competent jurisdiction, either challenging any such Determination, which shall not be binding, or any aspect thereof (including the legal or factual bases therefor), seeking to recover the unpaid amount of Expenses and otherwise to enforce the Corporation’s obligations under these Bylaws and, if successful in whole or in part, the Covered Person shall be entitled to be paid also any and all Expenses incurred in connection with prosecuting such claim. In any such suit, the Corporation shall, to the fullest extent not prohibited by law, have the burden of proof and the burden of persuasion, to establish by clear and convincing evidence, that the Covered Person is not entitled to either (i) the requested indemnification or, (ii) except where the required undertaking, if any, has not been tendered to the Corporation, the requested advancement of Expenses. If the Covered Person commences legal proceedings in a court of competent jurisdiction to secure a determination that the Covered Person should be indemnified under applicable law, any such judicial proceeding shall be conducted in all respects as a de novo trial, on the merits, the Covered Person shall continue to be entitled to receive Expense advancements, and the Covered Person shall not be required to reimburse the Corporation for any Expenses advanced, unless and until a final judicial determination is made (as to which all rights of appeal therefrom have been exhausted or lapsed) that the Covered Person is not entitled to be so indemnified under applicable law. Neither the failure of the Corporation (including its Disinterested Directors, Independent Counsel or stockholders) to have made a determination prior to the commencement of such action that indemnification of the Covered Person is proper in the circumstances because he or she has met the applicable standard of conduct set forth under the DGCL or other applicable law, nor an actual determination by the Corporation (including its Disinterested Directors, Independent Counsel or stockholders) that the Covered Person has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the Covered Person has not met the applicable standard of conduct.~~

~~(e) The termination of any Proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that the person’s conduct was unlawful.~~

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~~(f) Notwithstanding anything contained herein to the contrary, if a Determination shall have been made pursuant to Article V, Section 7(b) above that the Covered Person is entitled to indemnification, the Corporation shall be bound by such determination in any judicial proceeding commenced pursuant to Article V, Section 7(d) above.~~

~~(g) The Corporation shall be precluded from asserting in any judicial proceeding commenced pursuant to Article V, Section 7(d) above that the procedures and presumptions of these Bylaws are not valid, binding and enforceable and shall stipulate in such proceeding that the Corporation is bound by all the provisions of these Bylaws.~~

~~SECTION 8.~~ Procedures For The Determination of Whether Standards Have Been Satisfied~~.~~

~~(a) All costs incurred by the Corporation in making the Determination shall be borne solely by the Corporation, including, but not limited to, the costs of legal counsel, proxy solicitations and judicial determinations. The Corporation shall also be solely responsible for paying all costs incurred by it in defending any suits or Proceedings challenging payments by the Corporation to a Covered Person under these Bylaws.~~

~~(b) The Corporation shall use its best efforts to make the Determination contemplated by this Article V, Section 7(b) hereof as promptly as is reasonably practicable under the circumstances.~~

~~SECTION 9.~~ Non-Exclusivity of Rights~~. The right to indemnification and the advancement of Expenses incurred in defending a Proceeding in advance of its final disposition conferred in this Article V shall not be deemed exclusive of any~~

~~other rights to which any Covered Person seeking indemnification or advancement of Expenses may be entitled to under any law (common law or statutory law), provision of the Certificate of Incorporation, bylaw, agreement, insurance policy, vote of stockholders or Disinterested Directors or otherwise, both as to action in such person’s Official Capacity and as to action in another capacity while holding such office or while employed by or acting as agent for the Corporation, and shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the spouses, heirs, executors and administrators of such a person. The Corporation is specifically authorized to enter into an agreement with any of its directors, officers, employees or agents providing for indemnification and advancement of Expenses that may change, enhance, qualify or limit any right to indemnification or the advancement of Expenses provided by this Article V, to the fullest extent not prohibited by the DGCL or other applicable law.~~

~~SECTION 10.~~ Continuation of Rights~~. The rights of indemnification and advancement of Expenses provided in this Article V shall continue as to any person who has ceased to serve in an Official Capacity and shall inure to the benefit of his or her spouses, heirs, executors, administrators and estates.~~

~~SECTION 11.~~ Subrogation~~. In the event of payment of indemnification to a Covered Person, the Corporation shall be subrogated to the extent of such payment to any right of recovery such person may have and such person, as a condition of receiving indemnification from the Corporation, shall execute all documents and do all things that the Corporation may deem necessary or desirable to perfect such right of recovery, including the execution of such documents necessary to enable the Corporation effectively to enforce any such recovery.~~

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~~SECTION 12.~~ No Duplication of Payments~~. The Corporation shall not be liable under this Article V to make any payment in connection with any claim made against a Covered Person to the extent such person has otherwise received payment (under any insurance policy, bylaw, agreement or otherwise) of the amounts otherwise payable as indemnity hereunder.~~

~~SECTION 13.~~ Insurance and Funding~~.~~

~~(a) The Corporation shall purchase and maintain insurance, at its expense, to protect itself and any person against any liability or expense asserted against or incurred by such person in connection with any Proceeding, to the fullest extent authorized by the DGCL, as the same exists or may hereafter be amended, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under this Article V or the DGCL or otherwise; provided that such insurance is available on acceptable terms, which determination shall be made by resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board for adoption). The Corporation may create a trust fund, grant a security interest or use other means (including, without limitation, a letter of credit) to insure the payment of such sums as may become necessary to effect the indemnification provided herein.~~

~~(b) Any full or partial payment by an insurance company under any insurance policy covering any Covered Person indemnified above made to or on behalf of a Covered Person under this Article V shall relieve the Corporation of its liability for indemnification provided for under this Article V or otherwise to the extent of such payment.~~

~~(c) In the absence of fraud, (i) the decision of the Board as to the propriety of the terms and conditions of any insurance or other financial arrangement made pursuant to this Section 14 and the choice of the person to provide the insurance or other financial arrangement is conclusive, and (ii) the insurance or other financial arrangement does not subject any director approving it to personal liability for his or her action in approving the insurance or other financial arrangement; even if a director approving the insurance or other financial arrangement is a beneficiary of the insurance or other financial arrangement.~~

~~SECTION 14.~~ Severability~~. If this Article V or any word, clause, provision or other portion hereof or any award made hereunder shall for any reason be determined to be invalid on any ground by any court of competent jurisdiction, the provisions hereof shall not otherwise be affected thereby but shall remain in full force and effect, and the Corporation shall nevertheless indemnify and hold harmless each Covered Person indemnified pursuant to this Article V as to all Expenses with respect to any Proceeding to the fullest extent permitted by any applicable portion of this Article V that shall not have been invalidated and to the fullest extent permitted by applicable law.~~

~~SECTION 15.~~ No Imputation~~. The knowledge and/or actions, or failure to act, of any officer, director, employee or representative of the Corporation, an Other Enterprise or any other person shall not be imputed to a Covered Person for purposes of determining the right to indemnification under this Article V.~~

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~~SECTION 16.~~ Notices~~. Any notice, request or other communication required or permitted to be given to the Corporation under this Article V shall be in writing and either delivered in person or sent by U.S. mail, overnight courier or by e-mail or other electronic transmission, to the Secretary of the Corporation and shall be effective only upon receipt by the Secretary.~~

~~SECTION 17.~~ Certain Definitions~~.~~

~~(a) The term “~~Corporation~~” shall include, in addition to SITO Mobile, Ltd. and, in the event of a consolidation or merger involving the Corporation, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of an Other Enterprise, shall stand in the same position under the provisions of this Article V with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued.~~

~~(b) The term “~~Disinterested Director~~” means a director of the Corporation who is not and was not a party to the matter in respect of which indemnification is sought by the Covered Person.~~

~~(c) The term “~~Expenses~~” shall be broadly construed and shall include all direct and indirect losses, liabilities, damages, expenses, including fees and expenses of attorneys, fees and expenses of accountants, court costs, transcript costs, fees and expenses of experts, witness fees and expenses, travel expenses, printing and binding costs, telephone charges, delivery service fees, the premium, security for, and other costs relating to any bond (including cost bonds, appraisal bonds, or their equivalents), judgments, fines, penalties (whether civil, criminal or other), ERISA excise taxes assessed on a person with respect to an employee benefit plan, and amounts paid or payable in connection with any judgment, award or settlement, including any interest, assessments, any federal, state, local or foreign taxes imposed as a result of the actual or deemed receipt of any indemnification or expense advancement payments, and all other disbursements or expenses incurred in connection with (i) the investigation, preparation, prosecution, defense, mediation, arbitration, appeal or settlement of a Proceeding, (ii) serving as an actual or prospective witness, or preparing to be a witness in a Proceeding, or other participation in, or other preparation for, any Proceeding, or otherwise being asked to participate in or respond to any discovery related to a Proceeding, (iii) any compulsory interviews or depositions related to a Proceeding, (iv) any non-compulsory interviews or depositions related to a Proceeding, subject to the person receiving advance written approval by the Corporation to participate in such interviews or depositions, and (v) responding to, or objecting to, a request to provide discovery in any Proceeding. Expenses shall also include any federal, state, local and foreign taxes imposed on such person as a result of the actual or deemed receipt of any payments under this Article V.~~

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~~(d) The term “~~Independent Counsel~~” means a law firm, a member of a law firm, or an independent practitioner, that is experienced in matters of corporate law and neither currently is, nor in the five (5) years previous to its selection has been, retained to represent (i) the Corporation or the Covered Person in any matter material to either such party (other than with respect to matters concerning the Covered Person under this Article V) or other indemnitees concerning similar indemnification arrangements or (ii) any other party to the Proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term “Independent Counsel” shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Corporation or the Covered Person in an action to determine the Covered Person’s rights under this Article V.~~

~~(e) The term “~~not opposed to the best interest of the Corporation~~,” when used in the context of a Covered Person’s service with respect to employee benefit plans maintained or sponsored by the Corporation, describes the actions of a person who acts in good faith and in a manner he or she reasonably believes to be in the best interests of the participants and beneficiaries of an employee benefit plan.~~

~~(f) The term “~~Official Capacity~~” shall mean (i) service as a director or officer of the Corporation or (ii) while serving as a director or officer of the Corporation, service, at the request of the Corporation, as an officer, director, manager, member, partner, tax matters partner, employee, agent, fiduciary, trustee or other representative of the Corporation or an Other Enterprise.~~

~~(g) The term “~~Proceeding~~” shall be broadly construed and shall include any threatened, pending or completed action, suit, investigation (including any internal investigation), inquiry, hearing, mediation, arbitration, other alternative dispute mechanism or any other proceeding, whether civil, criminal, administrative, regulatory, arbitrative, legislative, investigative or otherwise and whether formal or informal, or any appeal of any kind therefrom, including an action initiated by a Covered Person to enforce a Covered Person’s rights to indemnification or advancement of Expenses under these Bylaws, and whether instituted by or in the right of the Corporation, a governmental agency, the Board, any authorized committee thereof, a class of its security holders or any other party, and whether made pursuant to federal, state or other law, or any inquiry, hearing or investigation (including any internal investigation), whether formal or informal, whether instituted by or in the right of the Corporation, a governmental agency, the Board, any committee thereof, a class of its security holders, or any other party that the Covered Person believes might lead to the institution of any such proceeding.~~

~~(h) The term “~~serving at the request of the Corporation~~” shall include any service by an officer or director of the Corporation to the Corporation or an Other Enterprise, including any service as an officer, director, manager, member, partner, tax matters partner, employee, agent, fiduciary, trustee or other representative of the Corporation or an Other Enterprise, including service relating to an employee benefit plan and its participants or beneficiaries, at the request of, for the convenience of, or to represent the interests of, the Corporation or any subsidiary of the Corporation. For the purposes of these Bylaws, a director’s or officer’s service to the Corporation or an Other Enterprise shall be presumed to be “serving at the request of the Corporation,” unless it is conclusively determined to the contrary by a majority vote of the directors of the Corporation, excluding, if applicable, such director. With respect to such determination, it shall not be necessary for the Covered Person to show any actual or prior request by the Corporation or its Board for such service to the Corporation or such Other Enterprise.~~

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~~SECTION 18.~~ Intent of Article~~. The intent of this Article V is to provide for indemnification to the fullest extent permitted by the applicable laws of the State of Delaware. To the extent that such applicable laws may be amended or supplemented from time to time, this Article V shall be amended automatically and construed so as to permit indemnification to the fullest extent from time to time permitted by applicable law. Neither an amendment nor repeal of this Article V, nor the adoption of any provision of these Bylaws inconsistent with this Article V, shall eliminate or reduce the effect of this Article V in respect of any matter occurring, or action or proceeding accruing or arising or that, but for this Article V, would accrue or arise, prior to such amendment repeal or adoption of any inconsistent provision.~~

~~ARTICLE VI~~

Miscellaneous Provisions

~~SECTION 1.~~ Fiscal Year~~. The fiscal year of the Corporation shall be determined by the Board.~~

~~SECTION 2.~~ Seal~~. The Board shall have power to adopt and alter the seal of the Corporation.~~

~~SECTION 3.~~ Execution of Instruments~~. All deeds, leases, transfers, contracts, bonds, notes and other obligations to be entered into by the Corporation in the ordinary course of its business without director action may be executed on behalf of the Corporation by the Chairman of the Board, if one is elected, the President or the Treasurer or any other officer, employee or agent of the Corporation as the Board or Executive Committee may authorize.~~

~~SECTION 4.~~ Voting of Securities~~. Unless the Board otherwise provides, the Chairman of the Board, if one is elected, the President or the Treasurer may waive notice of and act on behalf of this Corporation, or appoint another person or persons to act as proxy or attorney in fact for this Corporation with or without discretionary power and/or power of substitution, at any meeting of stockholders or shareholders of any other corporation or organization, any of whose securities are held by this Corporation.~~

~~SECTION 5.~~ Resident Agent~~. The Board may appoint a resident agent upon whom legal process may be served in any action or proceeding against the Corporation.~~

~~SECTION 6.~~ Corporate Records~~. The original or attested copies of the Certificate of Incorporation, Bylaws and records of all meetings of the incorporators, stockholders and the Board and the stock transfer books, which shall contain the names of all stockholders, their record addresses and the amount of stock held by each, may be kept outside the State of Delaware and shall be kept at the principal office of the Corporation, at the office of its counsel or at an office of its transfer agent or at such other place or places as may be designated from time to time by the Board.~~

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Subject to the provisions of the certificate of incorporation and the provisions of the General Corporation Law, the power to amend, alter, or repeal these Bylaws and to adopt new Bylaws may be exercised by the Board of Directors or by the stockholders.

~~SECTION 7.~~ Amendment of Bylaws~~. These Bylaws and any amendment thereof may be altered, amended or repealed, or new bylaws may be adopted by (i) the Board by resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time such resolution is presented to the Board for adoption) acting at any special or regular meeting of the Board, or (ii) the stockholders, provided that, in addition to any other notice required by these Bylaws and other applicable requirements contained herein, notice of such amendment, alteration or repeal is contained in the notice or waiver of notice of such meeting, which notice (or proxy statement accompanying such notice or accessible through a website URL provided in such notice or in a document accompanying such notice) shall also include, without limitation, the text of any such proposed amendment and/or any resolution calling for any such amendment, alteration or repeal.~~

~~SECTION 8.~~ Notices~~. If mailed, notice to stockholders shall be deemed given when deposited in the mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the records of the Corporation. Without limiting the manner by which notice otherwise may be given to stockholders, any notice to stockholders may be given by electronic transmission in the manner provided in Section 232 of the DGCL. In accordance with Section 222 of the DGCL, an affidavit of the Secretary or an Assistant Secretary or of the transfer agent or other agent of the Corporation that the notice has been given by personal delivery, by mail, or by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.~~

~~SECTION 9.~~ Waivers~~. A written waiver of any notice, signed by a stockholder or director, or waiver by electronic transmission by such person, whether given before or after the time of the event for which notice is to be given, shall be deemed equivalent to the notice required to be given to such person. Neither the business nor the purpose of any meeting need be specified in such a waiver.~~

ARTICLE VII

INDEMNIFICATION

1. RIGHT TO INDEMNIFICATION. The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "proceeding" ) by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys' fees) reasonably incurred by such person. Notwithstanding the preceding sentence, the Corporation shall be required to indemnify a person in connection with a proceeding (or part thereof) initiated by such person only if the proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.

2. PREPAYMENT OF EXPENSES. The Corporation shall pay the expenses (including attorneys' fees) incurred in defending any proceeding in advance of its final disposition; provided, however, that the payment of expenses incurred by a director or officer in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by the director or officer to repay all amounts advanced if it should be ultimately determined that the director or officer is not entitled to be indemnified under this Article VII or otherwise.

3. CLAIMS. If a claim for indemnification or payment of expenses under this Article VII is not paid in full within sixty days after a written claim therefor has been received by the Corporation, the claimant may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action the Corporation shall have the burden of proving that the claimant was not entitled to the requested indemnification or payment of expenses under applicable law.

4. NONEXCLUSIVITY OF RIGHTS. The rights conferred on any person by this Article VII shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, these Bylaws, agreement, vote of stockholders or disinterested directors or otherwise.

5. OTHER INDEMNIFICATION. The Corporation 's obligation, if any, to indemnify any person who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or nonprofit entity shall be reduced by any amount such person may collect as indemnification from such other corporation, partnership, joint venture, trust, enterprise or nonprofit enterprise.

6. AMENDMENT OR REPEAL. Any repeal or modification of the foregoing provisions of this Article VII shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

ARTICLE VIII

FORUM SELECTION

Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim for breach of a fiduciary duty owed by any director, officer, employee or agent of the Corporation to the Corporation or the Corporation's stockholders, (iii) any action asserting a claim arising pursuant to any provision of the Delaware General Corporation Law, the ~~C~~certificate of ~~I~~incorporation of the Corporation or these Bylaws (iv) any action asserting a claim governed by the internal affairs doctrine, in each case subject to said Court of Chancery having personal jurisdiction over the indispensable parties named as defendants therein. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article VIII.

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PRELIMINARY COPY—SUBJECT TO COMPLETION DATED APRIL 21 , 2017

[FORM OF CONSENT CARD]

CONSENT OF STOCKHOLDERS OF SITO MOBILE, LTD. TO
TAKE ACTION WITHOUT A MEETING:

SPECIAL NOTICE:

THIS PRELIMINARY CONSENT CARD IS SEEKING THE WRITTEN CONSENT OF STOCKHOLDERS OF SITO MOBILE, LTD. (THE “COMPANY”) IN LIEU OF AN ANNUAL OR SPECIAL MEETING OF STOCKHOLDERS OF THE COMPANY, PURSUANT TO SECTION 228 OF THE DELAWARE GENERAL CORPORATION LAW AND ARTICLE I, SECTION 13 OF THE COMPANY’S BYLAWS. THIS PRELIMINARY CONSENT CARD HAS NO EFFECT ON, AND IS NOT SEEKING A PROXY FROM THE COMPANY’S STOCKHOLDERS WITH RESPECT TO, PROPOSED NOMINATIONS OR OTHER PROPOSED BUSINESS TO BE BROUGHT BEFORE THE COMPANY’S ANNUAL MEETING SCHEDULED TO BE HELD ON JUNE 27, 2017.

THIS CONSENT SOLICITATION IS BEING MADE BY MR. STEPHEN D. BAKSA, MR. THOMAS CANDELARIA AND THE NOMINEES NAMED HEREIN AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OF SITO MOBILE, LTD.

Unless otherwise indicated below, the undersigned, a stockholder of record of SITO Mobile, Ltd. (the “Company”) as of April      , 2017 and, if later, as of the Record Date, hereby consents pursuant to Section 228 of the General Corporation Law of the State of Delaware with respect to all shares of Common Stock of the Company, par value $0.001 per share (the “Shares”), held by the undersigned to the taking of the following actions without a meeting of the stockholders of the Company:

IF NO BOX IS MARKED FOR A PROPOSAL, THE UNDERSIGNED WILL BE DEEMED TO CONSENT TO SUCH PROPOSAL, EXCEPT THAT THE UNDERSIGNED WILL NOT BE DEEMED TO CONSENT TO THE REMOVAL OF ANY DIRECTOR, OR THE ELECTION OF ANY DIRECTOR, WHOSE NAME IS WRITTEN IN THE SPACE PROVIDED. MR. BAKSA , MR. CANDELARIA AND THE NOMINEES RECOMMEND THAT YOU CONSENT TO PROPOSALS NO. 1, 2, 3 AND 4.

1.	The repeal of any amendment or modification (including the March Amended Bylaws) by the Board of Directors of the Company (the “Board”) of the Company’s Bylaws as filed with the SEC on May 11, 2016 made after May 11, 2016 and on or prior to the effectiveness of this Consent Solicitation.

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Consent	Withhold Consent	Abstain

2.	Set the size of the Board to six (6) directors notwithstanding any additions or subtractions of directors to or from the Board between April 12, 2017 and the effectiveness of the adoption of the Proposals .

☐	☐	☐
Consent	Withhold Consent	Abstain

PRELIMINARY COPY—SUBJECT TO COMPLETION DATED APRIL 21 , 2017

3.	The removal of each of Betsy Bernard, Richard O’Connell, Jonathan E. Sandelman , Lowell W. Robinson and Joseph Beatty from the Board (and any other person or persons appointed or designated by the Board or any committee thereof) to fill any vacancy or newly created directorship from the date hereof until the time that the actions proposed to be taken by this Consent Solicitation become effective.

☐	☐	☐
Consent	Withhold Consent	Abstain

INSTRUCTION: TO CONSENT, WITHHOLD CONSENT OR ABSTAIN FROM CONSENTING TO THE REMOVAL OF ALL THE PERSONS NAMED IN PROPOSAL 3, CHECK THE APPROPRIATE BOX ABOVE. IF YOU WISH TO CONSENT TO THE REMOVAL OF CERTAIN OF THE PERSONS NAMED IN PROPOSAL 3, BUT NOT ALL OF THEM, CHECK THE “CONSENT” BOX ABOVE AND WRITE THE NAME OF EACH SUCH PERSON YOU DO NOT WISH REMOVED IN THE SPACE PROVIDED BELOW. NOTE THAT STRIKING A DIRECTOR’S NAME FROM THE ABOVE PROPOSAL, WITHOUT MORE, WILL NOT BE DEEMED TO BE A WITHHELD CONSENT OR ABSTENTION FROM SUCH DIRECTOR’S REMOVAL.

4.	The election of each of Michael Durden, Itzhak Fisher, Thomas J. Pallack, Matthew Stecker and Thomas Thekkethala as directors to serve as directors to fill certain vacancies on the Board resulting from Proposals 2 and 3 (or if any Nominee becomes unable or unwilling to serve as a director of the Company or if the size of the Board is increased, in either case prior to the effectiveness of this Proposal, any other person who is not a director, officer, employee or affiliate of Mr. Baksa or Mr. Candelaria, designated as a Nominee by Mr. Baksa), each to serve, if elected, until the Company’s 2018 annual meeting of stockholders. Proposal 4 is subject to the adoption of Proposal 2 and the removal or resignation of one or more Incumbent Directors pursuant to Proposal 3. If the size of the Board is not set pursuant to Proposal 2 or fewer than five Incumbent Directors are removed pursuant to Proposal 3, then it is our intention that the Nominees be appointed in order of the number of consents received by the Nominees, with the Nominee receiving the highest number of consents filling the first available vacancy. Vacancies will be considered “available” within the meaning of the preceding sentence in descending order corresponding to the number of consents for a particular incumbent director’s removal. In the event that two or more Nominees, each of whom receives the same number of consents, are to be considered for filing a particular vacancy, such vacancy shall be filled with the first such Nominee in alphabetical order.

☐	☐
Consent	Withhold Consent

INSTRUCTION: TO CONSENT OR WITHHOLD CONSENT FROM CONSENTING TO THE ELECTION OF ALL THE PERSONS NAMED IN PROPOSAL 4, CHECK THE APPROPRIATE BOX ABOVE. IF YOU WISH TO CONSENT TO THE ELECTION OF CERTAIN OF THE PERSONS NAMED IN PROPOSAL 4, BUT NOT ALL OF THEM, CHECK THE “CONSENT” BOX ABOVE AND WRITE THE NAME OF EACH SUCH PERSON YOU DO NOT WISH ELECTED IN THE SPACE PROVIDED BELOW. NOTE THAT STRIKING A NOMINEE’S NAME FROM THE ABOVE PROPOSAL, WITHOUT MORE, WILL NOT BE DEEMED TO BE A WITHHELD CONSENT FROM SUCH NOMINEE’S ELECTION.

PRELIMINARY COPY—SUBJECT TO COMPLETION DATED APRIL 21 , 2017

IN THE ABSENCE OF WITHHOLDING OF CONSENTS BEING INDICATED ABOVE, THE UNDERSIGNED HEREBY CONSENTS TO EACH ACTION LISTED ABOVE.

IN ORDER FOR YOUR CONSENT TO BE VALID, IT MUST BE DATED.

Date:

Signature:

Signature (if held jointly):

Title(s):

Please sign exactly as name appears on stock certificates or on label affixed hereto. When Shares are held by joint tenants, BOTH should sign. In case of joint owners, EACH joint owner should sign. When signing as attorney, executor, administrator, trustee, guardian, corporate officer, etc., please give full title as such.

In accordance with, and as permitted by, Section 213(b) of the Delaware General Corporations Laws, if the date provided above your signature is after the date of the Consent Solicitation Statement and before the Record Date, this Consent shall be deemed to be dated as of the Record Date.

THIS SOLICITATION IS BEING MADE BY MR. BAKSA AND MR. CANDELARIA AND THE NOMINEES NAMED HEREIN AND NOT ON BEHALF OF THE COMPANY OR ITS BOARD OF DIRECTORS.

PLEASE SIGN, DATE AND MAIL YOUR CONSENT PROMPTLY IN THE POSTAGE-PAID ENVELOPE ENCLOSED.

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